LOAN AGREEMENT

                             DATED AS OF MAY 1, 2000

                                     BETWEEN



                  ADAMS COUNTY INDUSTRIAL DEVELOPMENT AUTHORITY

                                   ("ISSUER")


                                       AND


                            GENLYTE THOMAS GROUP, LLC

                                  ("BORROWER")

                                   $7,600,000

                  ADAMS COUNTY INDUSTRIAL DEVELOPMENT AUTHORITY
                  VARIABLE RATE DEMAND/FIXED RATE REVENUE BONDS
                       (GENLYTE THOMAS GROUP, LLC PROJECT)
                                 SERIES OF 2000





CERTAIN RIGHTS OF THE ISSUER UNDER THIS AGREEMENT HAVE BEEN ASSIGNED TO, AND ARE SUBJECT TO A SECURITY INTEREST IN FAVOR OF, FIRST UNION NATIONAL BANK, AS TRUSTEE UNDER A TRUST INDENTURE OF EVEN DATE HEREWITH BETWEEN THE ISSUER AND THE TRUSTEE, AS AMENDED OR SUPPLEMENTED FROM TIME TO TIME.
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                                TABLE OF CONTENTS

                                                                           Page


ARTICLE I - DEFINITIONS AND RULES OF CONSTRUCTION............................1

Section 1.1    Definitions...................................................1
Section 1.2    Rules of Construction.........................................7

ARTICLE II - REPRESENTATIONS.................................................8

Section 2.1    Representations by the Issuer.................................8
Section 2.2    Representations, Warranties and Covenants by the Borrower.....9

ARTICLE III - ACQUISITION OF THE PROJECT....................................11

Section 3.1    Acquisition of the Project...................................11
Section 3.2    Borrower to Obtain Approvals Required for the Project and
               the Plant....................................................11
Section 3.3    Plans and Specifications.....................................11

ARTICLE IV - ISSUANCE OF THE BONDS; PROJECT FUND............................11

Section 4.1    Agreement to Issue the Bonds.................................11
Section 4.2    Disbursement from the Project Fund...........................11
Section 4.3    Closeout of the Project Fund.................................12
Section 4.4    Disposition of the Balance in the Project Fund...............12
Section 4.5    Borrower Required to Pay in Event Project Fund Insufficient..12
Section 4.6    No Third Party Beneficiary...................................12

ARTICLE V - LOAN BY THE ISSUER TO THE BORROWER; REPAYMENT...................13

Section 5.1    Loan by the Issuer; Repayment................................13
Section 5.2    No Set-Off...................................................13
Section 5.3    Prepayments..................................................13
Section 5.4    Credits Against the Note.....................................13
Section 5.5    Letter of Credit and Reimbursement Agreement.................13

ARTICLE VI - GENERAL COVENANTS..............................................14

Section 6.1    Maintenance and Modification of the Plant by Borrower........14
Section 6.2    Taxes and Utility Charges....................................14
Section 6.3    Insurance....................................................15
Section 6.4    General Requirements Applicable to Insurance.................16
Section 6.5    Advances by the Issuer or the Trustee........................16
Section 6.6    Borrower to Make up Deficiency in Insurance Coverage.........17
Section 6.7    Eminent Domain...............................................17
Section 6.8    Application of Net Proceeds of Insurance and Eminent Domain..17

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Section 6.9    Parties to Give Notice.......................................18

ARTICLE VII - SPECIAL COVENANTS.............................................18

Section 7.1    Access to the Project and Inspection.........................18
Section 7.2    Further Assurances and Corrective Instruments................18
Section 7.3    Recording and Filing; Other Instruments......................19
Section 7.4    Non-Arbitrage Covenants: Notice of Event of Taxability.......19
Section 7.5    Administrative Expenses......................................19
Section 7.6    Indemnity Against Claims.....................................19
Section 7.7    Release and Indemnification..................................20
Section 7.8    Additional Information.......................................20
Section 7.9    Corporate Existence, Sale of Assets, Consolidation or Merger.20
Section 7.10   Default Certificates.........................................20
Section 7.11   Notification to Trustee......................................21
Section 7.12   Additional Reporting Requirements............................21
Section 7.13   Observe Laws.................................................21

ARTICLE VIII - ASSIGNMENT, LEASING AND SELLING..............................21

Section 8.1    Assignment of Loan Agreement or Lease or Sale of Project by
               the Borrower.................................................21
Section 8.2    Restrictions on Transfer of Issuer's Rights..................21

ARTICLE IX - EVENTS OF DEFAULT AND REMEDIES.................................22

Section 9.1    Events of Default Defined....................................22
Section 9.2    Remedies on Default..........................................23
Section 9.3    Application of Amounts Realized in Enforcement of Remedies...23
Section 9.4    No Remedy Exclusive..........................................24
Section 9.5    Agreement to Pay Attorneys' Fees and Expenses................24
Section 9.6    Correlative Waivers..........................................24

ARTICLE X - PREPAYMENTS.....................................................24

Section 10.1   Optional Prepayments.........................................24
Section 10.2   Mandatory Prepayments........................................25
Section 10.3   Other Mandatory Prepayments..................................25

ARTICLE XI - MISCELLANEOUS..................................................25

Section 11.1   References to the Bonds Ineffective After Bonds Paid.........25
Section 11.2   No Implied Waiver............................................25
Section 11.3   Issuer Representative........................................26
Section 11.4   Borrower Representative......................................26
Section 11.5   Notices......................................................26
Section 11.6   If Payment or Performance Date Is Other Than a Business Day..27
Section 11.7   Binding Effect...............................................27

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Section 11.8   Severability.................................................27
Section 11.9   Amendments, Changes and Modifications........................27
Section 11.10  Execution in Counterparts....................................27
Section 11.11  Applicable Law...............................................27
Section 11.12  No Charge Against Issuer Credit..............................27
Section 11.13  Issuer Not Liable............................................27
Section 11.14  Expenses.....................................................28
Section 11.15  Amounts Remaining with the Trustee...........................28

Execution by the Issuer.....................................................29
Execution by the Borrower...................................................30

Exhibit A  - Promissory Note...............................................A-1

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

                                 LOAN AGREEMENT

      THIS LOAN AGREEMENT, dated as of May 1, 2000, between ADAMS COUNTY INDUSTRIAL DEVELOPMENT AUTHORITY, a political subdivision and body corporate and politic of the Commonwealth of Pennsylvania (the "Issuer"), and GENLYTE THOMAS GROUP, LLC, a Delaware limited liability company (the "Borrower"),

                              W I T N E S S E T H:

      In consideration of the respective representations and agreements contained herein, the parties hereto, recognizing that under the Act (as hereinafter defined) this Loan Agreement shall not in any way obligate the Commonwealth of Pennsylvania or any political subdivision thereof, including, without limitation, the Issuer or any political subdivision thereof, to raise any money by taxation or use other public moneys for any purpose in relation to the Project (as hereinafter defined) and that neither the Commonwealth of Pennsylvania nor any political subdivision thereof, including, without limitation, the Issuer, shall pay or promise to pay any debt or meet any financial obligation to any person at any time in relation to the Project, except from moneys received or to be received under the provisions of this Loan Agreement, the Note and from the Credit Facility Issuer under a Credit Facility (each as hereinafter defined) or derived from the exercise of the rights of the Issuer thereunder, agree as follows:

                                   ARTICLE I

                      DEFINITIONS AND RULES OF CONSTRUCTION

      Section 1.1 DEFINITIONS. In addition to words and terms elsewhere defined in this Loan Agreement or in the Indenture, the following words and terms shall have the following meanings:

      "Acquisition", when used in connection with the Project, shall mean, without limitation, the acquisition, construction, installation and equipping of the Project.

      "Act" shall mean the Economic Development Financing Law of the Commonwealth, the Act of August 23, 1967, P.L. 251, as amended and supplemented, 73 P.S.ss.ss.371 ET SEQ.

      "Administrative Expenses" shall mean the amounts payable pursuant to
SECTION 7.5 hereof by the Borrower to or for the account of the Issuer to provide for payment of the costs and expenses incurred by the Issuer.

      "Affiliate" shall mean, with respect to any Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For the purposes of this definition, "control" when used with respect to a Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

      "Alternate Credit Facility" shall mean an irrevocable direct pay letter of credit, insurance policy or similar credit enhancement or support facility for the benefit of the Trustee, the terms of which Alternate Credit Facility shall in all respects material to the Bondholders be the same (except for the term set forth in such Alternate Credit Facility) as the Letter of Credit.

      "Bank" shall mean Bank of America, N.A., the issuer of the Letter of Credit.

      "Bond" or "Bonds" shall mean the Adams County Industrial Development Authority Variable Rate Demand/Fixed Rate Revenue Bonds (Genlyte Thomas Group, LLC Project), Series of 2000 authorized to be issued pursuant to a resolution of the Issuer in accordance with the Indenture in the aggregate principal amount of $7,600,000 including such Bonds issued in replacement for mutilated, destroyed, lost or stolen Bonds pursuant to Section 211 of the Indenture, and any amendments and supplements thereto, and any renewals and extensions thereof, permitted by the Indenture.

      "Bond Documents" shall mean, collectively, the Indenture, the Bonds, this Loan Agreement, the Note, the Letter of Credit Documents, the Placement Agreement and the Remarketing Agreement.

      "Bondholder" or "Bondholders" or "owner of Bonds" or "owners of Bonds" shall mean the initial owner or owners and any future owner or owners of the Bond or Bonds as registered on the books and records of the Bond Registrar pursuant to Section 204 of the Indenture.

      "Bond Fund" shall mean the fund created under Section 502 of the Indenture.

      "Borrower" shall mean Genlyte Thomas Group, LLC, a limited liability company, and its successors and assigns and any surviving, resulting or transferee corporation or other entity.

      "Borrower Representative" shall mean any one of the persons at the time designated to act on behalf of the Borrower by the written certificate furnished to the Issuer and the Trustee containing the specimen signatures of such persons and signed on behalf of the Borrower by any duly authorized member or officer of the Borrower.

      "Business Day" shall mean a day upon which banks in the State and in the State of North Carolina are open for the transaction of business of the nature required pursuant to this Loan Agreement and the Indenture.

       "Code" shall mean the Internal Revenue Code of 1986, as amended, and the related regulations, rulings and procedures issued by the Internal Revenue Service or its successors.

      "Completion Date" shall mean that date certified by the Borrower under
SECTION 4.3 hereof.

      "Consistent Basis" shall mean, in reference to the application of Generally Accepted Accounting Principles, that the accounting principles observed in the period referred to are comparable in all material respects to those applied in the preceding period, except as to any changes consented to by the Trustee and the Credit Facility Issuer.

      "Cost of Acquisition of the Project" shall mean the costs and allowances for the Acquisition of the Project which are permitted under the Act and which include, but are not limited to, all capital costs of the Project, including the following:

            (a) The Acquisition, construction and installation of the Project at the Project Site;

            (b) Preparation of the plans and specifications, if any, for the Project (including any preliminary study or plan of the Project or any aspect thereof), any labor, services, materials and supplies used or furnished in the Acquisition of the Project, the acquisition and installation necessary to provide utility services or other services and all real and tangible personal property deemed necessary by the Borrower in connection with the Project;

            (c) The fees for architectural, engineering, supervisory and consulting, services in connection with the Acquisition of the Project;

            (d) To the extent they shall not be paid by a contractor, the premiums of all insurance and surety and performance bonds required to be maintained in connection with the Acquisition of the Project;

            (e) Any fees and expenses in connection with the acquisition, perfection and protection of title to the Project Site and any fees and expenses incurred in connection with the preparation, recording or filing of such documents, instruments or financing statements as either the Borrower, the Issuer, the Bank or the Trustee may deem desirable to perfect or protect the rights of the Issuer or the Trustee under this Loan Agreement, the Note, the Indenture, the Bonds and the Letter of Credit Documents;

            (f) The legal, accounting and financial advisory fees and expenses, filing fees, and printing and engraving costs incurred in connection with the authorization, issuance, sale and purchase of the Bonds, and the preparation of this Loan Agreement, the Note, the Indenture, the Bonds, the Letter of Credit Documents and the Remarketing Agreement and all other documents in connection with the authorization, issuance and sale of the Bonds;

            (g) Interest prior to, during and for a period not exceeding one year after completion of construction of the Project; and

            (h) Any administrative or other fees charged by the Issuer or its Governing Board, or reimbursement thereto of expenses, in connection with the Project to the Completion Date.

      "Counsel" shall mean an attorney or a firm of attorneys acceptable to the Trustee, and may, but need not, be counsel to the Issuer, the Credit Facility Issuer or the Borrower.

      "Credit Facility" shall mean the Letter of Credit or any Alternate Credit Facility delivered to the Trustee.

      "Credit Facility Issuer" shall mean the Bank with respect to the Letter of Credit and the institution issuing any Alternate Credit Facility.

      "Determination of Taxability" shall be defined as and shall be deemed to have occurred on the first to occur of the following:

            (a) on that date when the Borrower files any statement, supplemental statement or other tax schedule, return or document (whether pursuant to Treasury Regulations ss. 1.103-10(b)(2)(vi), as the same may be amended or supplemented, or otherwise) which discloses that an Event of Taxability shall have in fact occurred;

            (b) on that date when any Bondholder or former Bondholder notifies the Borrower or the Trustee that it has received a written opinion of bond counsel to the effect that an Event of Taxability shall have occurred unless, within 180 days after receipt by the Borrower of such notification from the Trustee, any Bondholder or any former Bondholder, the Borrower shall obtain and deliver to the Trustee and each Bondholder and former Bondholder a favorable ruling or determination letter issued to or on behalf of the Borrower by the Commissioner or any District Director of Internal Revenue (or any other government official exercising the same or a substantially similar function from time to time) to the effect that, after taking into consideration such facts as form the basis for the opinion that an Event of Taxability has occurred, an Event of Taxability shall not have occurred;

            (c) on that date when the Borrower shall be advised in writing by the Commissioner or any District Director of Internal Revenue (or any other government official or agent exercising the same or a substantially similar function from time to time) that, based upon filings of the Borrower, or upon any review or audit of the Borrower, or upon any other grounds whatsoever, an Event of Taxability shall have occurred;

            (d) on that date when the Borrower shall receive notice in writing from any Bondholder or former Bondholder, or from the Trustee, that the Internal Revenue Service (or any other government agency exercising the same or a substantially similar function from time to time) has assessed as includable in the gross income of any Bondholder or former Bondholder the interest on such Bondholder's or former Bondholder's Bond due to the occurrence of an Event of Taxability;

      provided, however, no Determination of Taxability shall occur under subparagraph (c) or (d) hereof unless the Borrower has been afforded the opportunity, at its expense, to contest any such assessment or unfavorable ruling and, further, no Determination of Taxability shall occur until such contest, if made, has been finally determined.

      "Eminent Domain" shall mean the taking of title to, or the temporary use of, the Project or any part thereof pursuant to eminent domain or condemnation proceedings, or any voluntary conveyance of any part of the Project during the pendency of, or as a result of a threat of, such proceedings.

      "Equipment" shall mean all of the fixtures (including all leasehold improvements), machinery, equipment and other items of tangible personal property now owned or hereafter acquired by the Borrower and located or to be located on or affixed to the Project Site, together with all substitutions therefor and all repairs, renewals and replacements thereof.

      "Event of Default" or "Default" shall have the meaning set forth in
SECTION 9.1 hereof.

      "Event of Taxability" shall mean a change in law or fact or the interpretation thereof, or the occurrence or existence of any fact, event or circumstance (including, without limitation, the issuance of obligations or the incurring of capital expenditures in excess of those permitted by Sections 144(a)(4)(A) of the Code, or the taking of any action by the Borrower, or the failure to take any action, by the Borrower, or the making by the Borrower of any misrepresentation herein or in any certificate required to be given in connection with the issuance, sale or delivery of the Bonds) which has the effect of causing the interest paid or payable on any Bond to become includable in the gross income of any Bondholder or former Bondholder other than a Bondholder or former Bondholder who is or was a "substantial user" or "related person" as such terms are used in Section 147(a) of the Code.

      "Generally Accepted Accounting Principles" shall mean those principles of accounting set forth in pronouncements of the Financial Accounting Standards Board and its predecessors or pronouncements of the American Institute of Certified Public Accountants or those principles of accounting which have other substantial authoritative support and are applicable in the circumstances as of the date of application, as such principles are from time to time supplemented and amended.

      "Governing Board" shall mean the Board and any successor thereto as the governing body of the Issuer.

      "Government Obligations" shall mean (i) direct obligations of the United States of America, (ii) obligations unconditionally guaranteed by the United States of America, and (iii) securities or receipts evidencing ownership interests in obligations or specified portions (such as principal or interest) of obligations described in clause (i) or (ii) above the full and timely payment of which securities, receipts or obligations is unconditionally guaranteed by the United States of America.

      "Indenture" shall mean the Trust Indenture of even date herewith by and between the Issuer and the Trustee, together with any amendments or supplements thereto permitted thereby.

      "Issuer" shall mean Adams County Industrial Development Authority, a body corporate and politic of the State, and its successors and assigns and any body resulting from or surviving any consolidation or merger to which it or its successors may be a party.

      "Issuer Representative" shall mean any one of the persons at the time designated to act on behalf of the Issuer by written certificate furnished to the Borrower and the Trustee containing the specimen signatures of such persons and signed on behalf of the Issuer by its Chairman or Vice Chairman.

      "Letter of Credit" shall mean the irrevocable direct pay letter of credit dated May 18, 2000 in the amount of $7,740,548 issued by the Bank, including any extensions thereof.

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

      "Letter of Credit Documents" shall mean the Letter of Credit and the Reimbursement Agreement.

      "Loan Agreement" shall mean this Loan Agreement and any amendments and supplements hereto permitted by the Indenture.

      "Net Proceeds" when used with respect to any insurance proceeds or award resulting from, or other amount received in connection with, Eminent Domain shall mean the gross proceeds from such proceeds, award or other amount, less all expenses (including attorneys' fees) incurred in the realization thereof.

      "Note" shall mean the promissory note given by the Borrower pursuant to
SECTION 5.1 of this Loan Agreement, substantially in the form of EXHIBIT A attached hereto.

      "Official Action" shall mean the action taken by the Governing Board on February 11, 2000, in adopting a resolution authorizing issuance of the Bonds to finance the cost of acquiring, constructing and installing the Project.

      "Overdue Rate" shall mean the Prime Rate plus two percent.

      "Payment of the Bonds" shall mean payment of (i) the principal of and interest on the Bonds in accordance with their terms whether through payment at maturity, upon acceleration or prepayment, (ii) all amounts due as Administrative Expenses or otherwise, and (iii) any and all other liabilities and obligations arising under the Indenture and this Loan Agreement; in any case, in such a manner that all such amounts due and owing with respect to the Bonds shall have been paid.

      "Permitted Encumbrances" shall mean, as of any particular time, Permitted Liens or Permitted Encumbrances, as such phrases (or terms of similar import) are defined in the Reimbursement Agreement.

      "Person" shall mean an individual, partnership, corporation, trust, unincorporated organization, association, joint venture, joint-stock company, or a government or agency or political subdivision thereof.

      "Placement Agreement" shall mean the letter agreement of even date herewith between the Borrower and First Union Securities, Inc., as Placement Agent, providing for the introducing of the Bonds by the Placement Agent to prospective purchasers.

      "Placement Memorandum" shall mean the Private Placement Memorandum dated the date of issuance of the Bonds, including the cover page and all appendices thereto.

      "Plans and Specifications" shall mean the plans and specifications used in the Acquisition of the Project, as the same may be revised from time to time by the Borrower in accordance with SECTION 3.3 hereof.

      "Plant" shall mean all buildings, structures, improvements, fixtures, furniture, machinery, equipment or other property (excluding inventory) of the Borrower, now or hereafter located at or affixed to the Project Site, including without limitation the Project.

      "Prime Rate" shall mean the rate of interest per annum announced by First Union National Bank at its principal office in Charlotte, North Carolina from time to time to be its prime rate.

      "Project" shall mean the acquisition, construction and installation of machinery and equipment constituting the modernization and expansion of a manufacturing facility for the manufacture of lighting fixtures and related products, all to be located on the Project Site.

      "Project Site" shall mean the real property located in the Borough of Littlestown, Adams County, Pennsylvania, upon which the Plant and Equipment is located.

      "Reimbursement Agreement" shall have the meaning set forth in the Indenture.

      "Remarketing Agent" shall mean First Union Securities, Inc., as remarketing agent, or any successor in such capacity.

      "Remarketing Agreement" shall mean the Remarketing Agreement of even date herewith between the Borrower and the Remarketing Agent.

      "State" shall mean the Commonwealth of Pennsylvania.

      "Tax Certificate" shall mean the Tax Compliance Agreement and Certificate delivered by the Borrower as of the date of, and in connection with, the issuance and sale of the Bonds.

      "Tender Agent" means First Union National Bank and its successors as provided in Section 1202 of the Indenture.

      "Trustee" shall mean the banking institution at the time serving as Trustee under the Indenture.

Section 1.2 RULES OF CONSTRUCTION.

      (a) Words of the masculine gender shall be deemed and construed to include correlative words of the feminine and neuter genders, and words of the neuter gender shall be deemed and construed to include correlative words of the masculine and feminine genders.

      (b) The table of contents, captions and headings in this Loan Agreement are for convenience only and in no way define, limit or describe the scope or intent of any provisions or sections of this Loan Agreement.

      (c) All references herein to particular articles or sections are references to articles or sections of this Loan Agreement unless some other reference is established.

      (d) All accounting terms not specifically defined herein shall be construed in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis.

      (e) All references herein to the Borrower shall be deemed to refer to each of the Persons if more than one, as described by such term and any agreement, obligation, duty or liability of the Borrower shall be a joint and several agreement, obligation, duty or liability of each of the Persons so described by such term.

      (f) Any terms not defined herein but defined in any of the other Bond Documents shall have the same meaning herein.

      (g) All references herein to the Code or any particular provision or section thereof shall be deemed to refer to any successor, or successor provision or section, thereof, as the case may be.

                                   ARTICLE II

                                 REPRESENTATIONS

      Section 2.1 REPRESENTATIONS BY THE ISSUER. The Issuer represents and warrants as follows:

      (a) The Issuer is a duly constituted body politic and corporate and a public instrumentality of the State created under the Act.

      (b) Under the provisions of the Act, the Issuer is duly authorized to enter into, execute and deliver the Bond Documents to which it is a party, to undertake the transactions contemplated by the Bond Documents to which it is a party and to carry out its obligations hereunder and thereunder.

      (c) The Issuer proposes to issue the Bonds in the aggregate principal amount of $7,600,000 to finance all or a portion of the Project.

      (d) By duly adopted resolution, the Issuer has duly authorized the execution, delivery and performance of the Bond Documents to which it is a party, including the borrowing under, issuance and performance of the Bonds and (as security for the Bonds) the pledge of the Note, endorsed without recourse to the order of the Trustee, to the Trustee. The Issuer also has duly authorized the execution, delivery and performance of the Placement Agreement and has approved the section which describes the Issuer in the Private Placement Memorandum.

      (e) The Bonds will be issued under and pursuant to the Indenture and will mature, bear interest, and have the other terms and provisions set forth or provided for in the Indenture.

      (f) The execution and delivery of and performance under the Bond Documents to which the Issuer is a party and the Placement Agreement will not conflict with, or constitute a breach of or default under, or require any consent pursuant to any law or regulation presently applicable to the Issuer (except for such consents and approvals as have heretofore been obtained), the bylaws of the Issuer, any order of any court, regulatory body or arbitral tribunal or any agreement or instrument to which the Issuer is party or by which it is bound.

      (g) To the knowledge of the Issuer, there are no judicial, regulatory or arbitral proceedings pending or threatened against the Issuer which, if decided adversely to the Issuer, would have a material adverse effect on the issuance and sale of the Bonds or any of the transactions of the Issuer in connection therewith.

      (h) When duly executed and delivered on behalf of the Issuer, and assuming the due authorization, execution and delivery by the Borrower of this Loan Agreement, and the due authorization, execution and delivery by the Trustee of the Indenture, each of the Bond Documents to which the Issuer is a party, the Placement Agreement shall constitute a valid and binding obligation of the Issuer enforceable against the Issuer in accordance with its terms.

      Section 2.2 REPRESENTATIONS, WARRANTIES AND COVENANTS BY THE BORROWER.

      The Borrower represents, warrants and covenants as follows:

      (a) The Borrower is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware, and is qualified to do business in that State, has legal authority to enter into and to perform the agreements and covenants on its part contained in the Bond Documents to which it is a party, the Placement Agreement and the approval of the section of the Private Placement Memorandum entitled "The Borrower," and has duly authorized the execution, delivery and performance of the Bond Documents to which it is a party.

      (b) The borrowing under the Note, the execution and delivery of this Loan Agreement and the other Bond Documents to which it is a party, the Placement Agreement and the approval of the section of the Private Placement Memorandum entitled "The Borrower," the consummation of the transactions contemplated hereby and thereby, and the fulfillment of or compliance with the terms and conditions hereof and thereof do not and will not violate, conflict with or constitute a breach of or default under or require any consent (except for such consents and approvals as have heretofore been obtained) pursuant to the Operating Agreement of the Borrower, any law or regulation of the United States or the State or, to the best knowledge of the Borrower, of any other jurisdiction presently applicable to the Borrower, any order of any court, regulatory body or arbitral tribunal or any agreement or instrument to which the Borrower is a party or by which it or any of its property is bound.

      (c) The Borrower will cause the proceeds of the Bonds to be applied to the Project.

      (d) The descriptions of the Project and the Project Site are substantially the same in all material respects as those contained in the Issuer's application to the Department of Community and Economic Development of the State in connection with the Project.

      (e) The Borrower has operated and presently expects to operate the Project as a manufacturing facility until Payment of the Bonds.

      (f) The Project is a "project" within the meaning of the Act.

      (g) The Project is located wholly within the Borough of Littlestown, Adams County, Pennsylvania.

      (h) Assuming due authorization, execution and delivery by the other parties thereto, when executed and delivered, the Bond Documents to which the Borrower is a party and the Placement Agreement will be the valid and binding obligations or agreements of the Borrower enforceable in accordance with their respective terms, subject to limitations imposed by general principles of equity affecting the remedies provided for in the Bond Documents.

      (i) There is no action, suit or proceeding at law or in equity or by or before any governmental instrumentality or agency or arbitral body now pending, or to the knowledge of the Borrower, threatened against or affecting the Borrower or any properties or rights of the Borrower which, if adversely determined, would materially impair the right of the Borrower to carry on its business substantially as now conducted or would materially adversely affect the financial condition, business or operations of the Borrower or the transactions contemplated by, or the validity of, any of the Bond Documents or the Placement Agreement.

      (j) The Borrower has filed all federal, state and local tax returns which are required to be filed by it and has paid or caused to be paid all taxes as shown on said returns or on any assessment received by it, to the extent that such taxes have become due, and no controversy in respect of additional income taxes, state or federal, of the Borrower is pending or, to the knowledge of the Borrower, threatened which has not heretofore been disclosed in writing to the Trustee and which, if adversely determined, would materially and adversely affect the financial condition or operations of the Borrower.

      (k) Neither the Bond Documents to which the Borrower is a party nor the Tax Certificate contains any misrepresentation or untrue statement of fact or omits to state a material fact necessary in order to make any such representation or statement contained therein not misleading.

      (l) The Borrower possesses all necessary patents, licenses, trademarks, trademark rights, trade names, trade name rights and copyrights to conduct its business as now conducted, without known conflict with any patent, license, trademark, trade name or copyrights of any other Person.

      (m) The Project Site is properly zoned, and its intended use and the operation of the Project comply with the uses permitted by applicable zoning regulations.

      (n) No approval, consent or authorization of, or registration, declaration or filing with, any governmental or public body or authority is required in connection with the valid execution, delivery and performance by the Borrower of the Bond Documents to which it is a party which has not heretofore been obtained.

      (o) The Borrower will not take or omit to take any action which would impair the exemption of interest on the Bonds from federal income taxation.

      (p) All of the representations, warranties and covenants of the Borrower contained in the Tax Certificate are hereby reaffirmed and incorporated herein by reference.

      All of the above representations, warranties and covenants shall survive the execution of this Loan Agreement and the issuance of the Note.

                                  ARTICLE III

                           ACQUISITION OF THE PROJECT

      Section 3.1 ACQUISITION OF THE PROJECT. The Borrower shall complete the Acquisition of the Project with all reasonable dispatch, delays incident to strikes, riots, acts of God or the public enemy or any delay beyond its reasonable control only excepted, in accordance with the Plans and Specifications; provided, however, that if completion of such Acquisition is delayed for any reason, there shall be no diminution in or postponement of the payments to be made by the Borrower pursuant to the Note or SECTION 5.1 hereof.

      Section 3.2 BORROWER TO OBTAIN APPROVALS REQUIRED FOR THE PROJECT AND THE PLANT. The Borrower shall obtain or cause to be obtained all necessary permits and approvals for the Acquisition of the Project and the operation and maintenance of the Plant and the Equipment and shall comply with all lawful requirements of any governmental body regarding the use or condition of the Equipment, the Project Site and the Plant. The Borrower may, however, contest any such requirement by an appropriate proceeding diligently prosecuted.

      Section 3.3 PLANS AND SPECIFICATIONS. The Borrower shall maintain a set of Plans and Specifications at the Project Site which shall be available to the Issuer, the Trustee, the Bank and the Bondholders for inspection and examination during the Borrower's regular business hours, and the Issuer and the Borrower agree that the Borrower may supplement, amend and add to the Plans and Specifications, and that the Borrower shall be authorized to omit or make substitutions for components of the Project, without approval of the Issuer, provided that no such change shall be made which shall be contrary to SUBSECTIONS (c), (d), (e), (f), (g), (h) and (i) of SECTION 2.2 hereof or the provisions of ARTICLE IX hereof, and provided further that if any such change would render materially incorrect or incomplete the description of the initial components of the Project or the description of the Project Site, the Borrower shall provide to the Issuer, the Bank and the Trustee an opinion of Bond Counsel that such change will not result in an Event of Taxability. No approval of the Issuer or the Trustee shall be required for the acquisition of the Project or for the solicitation, negotiation, award or execution of contracts relating thereto.

                                   ARTICLE IV

                       ISSUANCE OF THE BONDS; PROJECT FUND

      Section 4.1 AGREEMENT TO ISSUE THE BONDS. To provide funds for the Project, the Issuer agrees that it will sell, issue and deliver the Bonds in the aggregate principal amount of $7,600,000 in the manner set forth in the Indenture and cause the proceeds of the Bonds to be applied as provided in the Indenture.

      Section 4.2 DISBURSEMENT FROM THE PROJECT FUND. All payments from the Project Fund to pay the Cost of Acquisition of the Project or to reimburse the Borrower for any Cost of

Acquisition of the Project paid or incurred by the Borrower before or after the execution and delivery of this Agreement and the issuance and delivery of the Bonds, shall be made to the Borrower in accordance with the terms of the Indenture.

      Section 4.3 CLOSEOUT OF THE PROJECT FUND. The Completion Date for the Project shall be promptly established and evidenced to the Trustee and shall be the date on which the Borrower Representative delivers to the Trustee a certificate stating that, except for the amounts retained by the Trustee at the Borrower's direction for any Cost of Acquisition of the Project not then due and payable, the Acquisition of the Project has been completed substantially in accordance with the Plans and Specifications, if any, and all costs and expenses incurred in connection therewith have been paid. Notwithstanding the foregoing, such certificate may state that it is given without prejudice to any rights against third parties that exist at the date of such certificate or that may subsequently come into being.

      Section 4.4 DISPOSITION OF THE BALANCE IN THE PROJECT FUND. Pursuant to the Indenture, as soon as practicable after, and in any event within sixty (60) days from, the Trustee's receipt of the certificate mentioned in SECTION 4.3 hereof, all amounts remaining in the Project Fund, including any unliquidated investments made with money theretofore deposited in the Project Fund except for amounts to be retained in the Project Fund for any Cost of Acquisition of the Project not then due and payable as provided in SECTION 4.3 hereof, shall be transferred by the Trustee to the Bond Fund and shall be applied to the payment of principal and interest on the Bonds in accordance with the terms of the Indenture.

      Section 4.5 BORROWER REQUIRED TO PAY IN EVENT PROJECT FUND INSUFFICIENT. In the event the moneys in the Project Fund should not be sufficient to pay the total cost of the Project, the Borrower agrees to complete the Project and to pay that portion of such cost in excess of the moneys available therefor in the Project Fund. THE ISSUER MAKES NO WARRANTY, EITHER EXPRESS OR IMPLIED, THAT THE MONEYS PAID INTO THE PROJECT FUND AND AVAILABLE FOR PAYMENT OF THE COST OF THE PROJECT WILL BE SUFFICIENT TO PAY THE TOTAL COST OF THE PROJECT. The Borrower agrees that if, after exhaustion of the moneys in the Project Fund, the Borrower should pay any portion of the total cost of Project pursuant to the provisions of this Section, it shall not be entitled to any reimbursement therefor from the Issuer, the Trustee or any Bondholder and it shall not be entitled to any abatement or diminution of the payments required to be made by the Borrower pursuant to the Note or SECTION 5.1 hereof.

      Section 4.6 NO THIRD PARTY BENEFICIARY. It is specifically agreed between the parties executing this Loan Agreement that it is not intended by any of the provisions of any part of this Loan Agreement to establish in favor of the public or any member thereof, other than as may be expressly provided herein or as contemplated in the Indenture, the rights of a third party beneficiary hereunder, or to authorize anyone not a party to this Loan Agreement to maintain a suit for personal injuries or property damage pursuant to the terms or provisions of this Loan Agreement. The duties, obligations, and responsibilities of the parties to this Loan Agreement with respect to third parties shall remain as imposed by law.

                                   ARTICLE V

                  LOAN BY THE ISSUER TO THE BORROWER; REPAYMENT

      Section 5.1 LOAN BY THE ISSUER; REPAYMENT. Upon the terms and conditions of this Loan Agreement, the Issuer shall lend to the Borrower the proceeds of the sale of the Bonds. The loan shall be evidenced by and repayable as set forth in the Note. The loan shall be made by depositing said proceeds in the Project Fund in accordance with the terms of the Indenture.

      As consideration for the issuance of the Bonds and the making of the loan to the Borrower by the Issuer, the Borrower will execute and deliver this Loan Agreement and the Note, in the form attached as EXHIBIT A hereto, and the Issuer will endorse the Note without recourse to the order of, and pledge the Note and assign this Loan Agreement and the Note to, the Trustee, as the assignee of the Issuer under the Indenture, contemporaneously with the issuance of the Bonds. The Borrower shall repay the loan in accordance with the provisions of the Note and of this Loan Agreement.

      Section 5.2 NO SET-OFF. The obligation of the Borrower to make the payments required by the Note shall be absolute and unconditional. The Borrower will pay without abatement, diminution or deduction (whether for taxes or otherwise) all such amounts regardless of any cause or circumstance whatsoever including, without limitation, any defense, set-off, recoupment or counterclaim that the Borrower may have or assert against the Issuer, the Trustee, any Bondholder or any other Person.

      Section 5.3 PREPAYMENTS. The Borrower may prepay all or any part of the amounts the Note obligates it to pay as provided in Section 701 of the Indenture with respect to prepayment of the Bonds. Except as provided in this SECTION 5.3 and in SECTIONS 4.4, 10.1(b), 10.2 and 10.3, the Borrower shall not be entitled to prepay the Note or cause the Bonds to be prepaid. The Borrower shall prepay all of the amounts it is required to prepay as provided in SECTIONS 10.2 and
10.3 hereof.

      Section 5.4 CREDITS AGAINST THE NOTE. To the extent that principal of or interest on the Bonds shall be paid, including those payments made pursuant to a draw under a Credit Facility, there shall be credited against the unpaid principal of or interest on the Note, as the case may be, an amount equal to the principal of or interest on the Bonds so paid. If the principal of and interest on and other amounts payable under the Bonds shall have been paid sufficiently that Payment of the Bonds shall have occurred, then the Note, ipso facto, shall be deemed to have been paid in full, the Borrower's obligations thereon shall be discharged (with the exception of the obligation of the Borrower to make certain payments which may subsequently arise as a result of a Determination of Taxability which shall survive (notwithstanding Payment of the Bonds), and the Note shall be canceled and surrendered to the Borrower.

      Section 5.5 LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT. As a further condition to the Issuer's making the loan hereunder, the Borrower shall:

      (a) cause the Letter of Credit to be issued and delivered to the Trustee as security for the Bonds. Until the earlier to occur of the Conversion Date or payment of the Note and the

Bonds in full, the Borrower shall cause a Credit Facility meeting the requirements of Section 603 of the Indenture to be maintained with the Trustee; and

      (b) enter into the Reimbursement Agreement in form and substance satisfactory to the Bank and execute and deliver the other Letter of Credit Documents required by the Bank.

                                   ARTICLE VI

                                GENERAL COVENANTS

      The provisions of SECTIONS 6.1 and 6.2 shall become effective upon issuance of the Bonds. The provisions of SECTIONS 6.3 through 6.9 shall become effective at such time as neither the Borrower nor any Credit Issuer has any further obligation under the Reimbursement Agreement or the Credit Facility.

      Section 6.1 MAINTENANCE AND MODIFICATION OF THE PLANT BY BORROWER. The Borrower agrees that, until Payment of the Bonds shall be made, it will at its own expense, (i) keep the Plant and the Project Site or cause the Plant and the Project Site to be kept in as reasonably safe condition as its operations shall permit, (ii) make or cause to be made from time to time all necessary repairs thereto and renewals and replacements thereof and otherwise keep the Plant in good repair and in good operating condition and (iii) not permit or suffer others to commit a nuisance on or about the Plant or the Project Site. The Borrower shall pay or cause to be paid all costs and expenses of operation and maintenance of the Plant.

      The Borrower may, at its own expense, make from time to time any additions, modifications or improvements to the Plant that it may deem desirable for its business purposes and that do not materially impair the effective use, or decrease the value, of the Project.

      Section 6.2 TAXES AND UTILITY CHARGES.

      (a) The Borrower shall pay as the same respectively become due, all taxes, assessments, levies, claims and charges of any kind whatsoever that may at any time be lawfully assessed or levied against or with respect to the Project (including, without limiting the generality of the foregoing, any tax upon or with respect to the income or profits of the Borrower from the Plant and that, if not paid, would become a charge on the payments to be made under this Loan Agreement or the Note prior to or on a parity with the charge thereof created by the Indenture and including ad valorem, sales and excise taxes, assessments and charges upon the Borrower's interest in the Plant), all utility and other charges incurred in the operation, maintenance, use, occupancy and upkeep of the Project and all assessments and charges lawfully made by any governmental body for public improvements that may be secured by lien on any portion of the Project.

      (b) The Borrower may, at its expense, contest in good faith any such levy, tax, assessment, claim or other charge, but the Borrower may permit the items so contested to remain undischarged and unsatisfied during the period of such contest and any appeal therefrom only if the Borrower shall notify the Issuer and the Trustee that in the opinion of Counsel, by non-payment of any such items, the rights of the Trustee with respect to this Loan Agreement and the Note created by the assignment under the Indenture, as to the rights assigned under this Loan Agreement, or any part of the payments to be made under this Loan Agreement or the Note, will not be materially endangered nor will the Project or any part thereof be subject to loss or forfeiture. If the Borrower is unable to deliver such an opinion of Counsel, the Borrower shall promptly pay or bond and cause to be satisfied or discharged all such unpaid items or furnish, at the expense of the Borrower, indemnity satisfactory to the Trustee; but provided further, that any tax assessment, charge, levy or claim shall be paid forthwith upon the commencement of proceedings to foreclose any lien securing the same. The Issuer and the Trustee, at the expense of the Borrower, will cooperate fully in any such permitted contest. If the Borrower shall fail to pay any of the foregoing items, the Issuer or the Trustee may (but shall be under no obligation to) pay the same and any amounts so advanced therefor by the Issuer or the Trustee shall become an additional obligation of the Borrower to the one making the advancement, which amounts, together with interest thereon at the Overdue Rate, or the maximum contract rate permitted by law, whichever is lower, from the date of payment, the Borrower agrees to pay on demand therefor.

      (c) The Borrower shall furnish the Issuer, the Credit Facility Issuer and the Trustee, upon request, with proof of payment of any taxes, governmental charges, utility charges, insurance premiums or other charges required to be paid by the Borrower under this Loan Agreement.

      Section 6.3 INSURANCE. Until Payment of the Bonds shall be made, the Borrower will keep the Plant and the Project Site continuously insured against such risks as are customarily insured against by businesses of like size and type engaged in the same or similar manufacturing operations (other than business interruption insurance) including, without limiting the generality of the foregoing:

      (a) casualty insurance on the Plant in an amount not less than the full insurable value of all property located at, and all improvements to, the Project Site, against loss or damage by fire and lightning and other hazards ordinarily included under uniform broad form extended coverage policies, limited only as may be provided in the uniform broad form of extended coverage endorsement. at the time in use in the State;

      (b) general comprehensive liability insurance against claims for bodily injury, death or property damage occurring on, in or about the Plant or the Project Site (such coverage to include provisions waiving subrogation against the Issuer and the Trustee) in amounts not less than $1,000,000 with respect to bodily injury to any one person, $1,000,000 with respect to bodily injury to two or more persons in any one accident and $1,000,000, with respect to property damage resulting from any one occurrence;

      (c) liability insurance with respect to the Plant and the Project Site under the workers' compensation laws of the State; provided, however, that the insurance so required may be provided by blanket policies now or hereafter maintained by the Borrower; and

      (d) if at any time any portion of the Project Site is in an area that has been identified by the Secretary of Housing and Urban Development as having special flood and mud slide hazards, a policy of flood insurance covering improvements located on such portion of the Project Site with amounts and coverage satisfactory to the Trustee.

      Section 6.4 GENERAL REQUIREMENTS APPLICABLE TO INSURANCE.

      (a) Each insurance policy obtained in satisfaction of the requirements of
SECTION 6.3 hereof:

            (i) shall be by such insurer (or insurers) as shall be financially responsible, qualified to do business in the State and of recognized standing;

            (ii) shall be in such form and have such provisions (including, without limitation, the lenders long-form loss payable clause, the waiver of subrogation clause, the deductible amount, if any, and the standard mortgagee endorsement clause), as are generally considered standard provisions for the type of insurance involved and are acceptable in all respects to the Trustee;

            (iii) shall prohibit cancellation or substantial modification, termination or lapse in coverage by the insurer without at least 30 days' prior written notice to the Issuer, the Bank and the Trustee;

            (iv) shall provide that losses thereunder shall be adjusted with the insurer by the Borrower at its expense on behalf of the insured parties and the decision of the Borrower as to any adjustment shall be final and conclusive; and

            (v) without limiting the generality of the foregoing, all insurance policies carried on the Plant shall name the Borrower, the Bank, the Issuer and the Trustee as parties insured thereunder as the respective interests of each may appear, and any loss thereunder shall be made payable and shall be applied as provided in SECTION 6.8 hereof.

      (b) Prior to expiration of any such policy, the Borrower shall furnish the Trustee with evidence satisfactory to the Trustee that the policy or certificate has been renewed or replaced in compliance with this Loan Agreement or is no longer required by this Loan Agreement.

      Section 6.5 ADVANCES BY THE ISSUER OR THE TRUSTEE. In the event the Borrower shall fail to maintain, or cause to be maintained, the full insurance coverage required by this Loan Agreement or shall fail to keep or cause to be kept the Plant in good repair and good operating condition, the Issuer or the Trustee may (but shall be under no obligation to), after 10 days' written notice to the Borrower, contract for the required policies of insurance and pay the premiums on the same and make any required repairs, renewals and replacements, and the Borrower agrees to reimburse the Issuer and the Trustee to the extent of the amounts so advanced by them or any of them with interest thereon at the Overdue Rate or the maximum rate permitted by law, whichever is lower, from the date of advance to the date of reimbursement. Any amounts so advanced by the Issuer or the Trustee shall become an additional obligation of the Borrower, shall be payable on demand, and shall be deemed a part of the obligation of the Borrower evidenced by the Note.

      Section 6.6 BORROWER TO MAKE UP DEFICIENCY IN INSURANCE COVERAGE. The Borrower agrees that to the extent that it shall not carry insurance required by
SECTION 6.3 hereof, it shall pay promptly to the Trustee for application in accordance with the provisions of SECTION 6.8 hereof, such amount as would have been received as Net Proceeds by the Trustee under the provisions of SECTION 6.8 hereof had such insurance been carried to the extent required.

      Section 6.7 EMINENT DOMAIN. Unless the Borrower shall have prepaid the Note pursuant to the provisions of ARTICLE X hereof, in the event that title to, or temporary use of, the Project Site, the Plant or any part thereof shall be taken by Eminent Domain, the Borrower shall be obligated to continue to make the payments required to be made pursuant to the Note and the Net Proceeds received as a result of such Eminent Domain shall be applied as provided in SECTION 6.8(b) hereof.

      Section 6.8 APPLICATION OF NET PROCEEDS OF INSURANCE AND EMINENT DOMAIN.

      (a) The Net Proceeds of the insurance carried pursuant to the provisions of SECTIONS 6.3(b) and 6.3(c) hereof shall be applied by the Borrower toward extinguishment of the defect or claim or satisfaction of the liability with respect to which such insurance proceeds may be paid.

      (b) The Net Proceeds of the insurance carried with respect to the Plant pursuant to the provisions of SECTIONS 6.3(a) and 6.3(d) hereof (excluding the Net Proceeds of any business interruption insurance, which shall be paid to the Borrower), and the Net Proceeds resulting from Eminent Domain shall be paid to the Trustee and applied as follows:

            (i) If the amount of the Net Proceeds does not exceed $50,000, the Net Proceeds shall be paid to the Borrower and shall be applied to the repair, replacement, renewal or improvement of the Plant as necessary.

            (ii) If the amount of the Net Proceeds exceeds $50,000, the Net Proceeds shall be paid to and held by the Trustee as a special trust fund and invested in accordance with Section 602 of the Indenture pending receipt of written instructions from the Borrower. At the option of the Borrower, to be exercised within the period of 90 days from the receipt by the Trustee of such Net Proceeds, the Borrower shall advise the Trustee that (A) the Borrower will use the Net Proceeds for the repair, replacement, renewal or improvement of the Plant (such funds to be delivered by the Trustee to the Borrower), or (B) the Net Proceeds shall be applied to the prepayment of the Bonds as provided in ARTICLE X hereof. If the Borrower does not advise the Trustee within said period of 90 days that it elects to proceed under clause (A) to use such Net Proceeds for the repair, replacement, renewal or improvement of the Plant, such Net Proceeds shall be applied to the prepayment of the Bonds pursuant to
      ARTICLE X hereof. Any prepayment pursuant to the preceding sentence shall be effected on the next interest payment date not less than 45 days after the earlier of notice of the Borrower's election to prepay the Bonds or expiration of said period of 90 days without an election by the Borrower.

      The Borrower agrees that if it shall elect to use the moneys paid to the Trustee pursuant to SUBSECTION (b)(ii) of this SECTION 6.8 for the repair, replacement, renewal or improvement of the Plant, it will restore the Plant, or cause the same to be done, to a condition substantially equivalent to its condition prior to the occurrence of the event to which the Net Proceeds were attributable. To the extent that the Net Proceeds are not sufficient to restore or replace the Plant, the Borrower shall use its own funds to restore or replace the Plant. Prior to the commencement of such work, the Trustee may require the Borrower to furnish a completion bond, escrow deposit, or other satisfactory evidence of the Borrower's ability to pay or provide for the payment of any estimated costs in excess of the amount of the Net Proceeds. Any balance remaining after any such application of such Net Proceeds shall be paid to the Borrower. The Borrower shall be entitled to the Net Proceeds of any insurance or resulting from Eminent Domain relating to property of the Borrower not included in the Plant or the Project Site and not providing security for the Note or this Loan Agreement.

      Section 6.9 PARTIES TO GIVE NOTICE. In case of any material damage to or destruction of all or any part of the Plant, the Borrower shall give prompt notice thereof to the Issuer, the Bank and the Trustee. In case of a taking or proposed taking of all or any part of the Plant, the Project Site or any right therein by Eminent Domain, the Borrower shall give prompt notice thereof to the Issuer, the Bank and the Trustee. Each such notice shall describe generally the nature and extent of such damage, destruction, taking, loss, proceeding or negotiations.

                                  ARTICLE VII

                                SPECIAL COVENANTS

      Section 7.1 ACCESS TO THE PROJECT AND INSPECTION. The Credit Facility Issuer, the Trustee and the Issuer shall have the right, at all reasonable times upon the furnishing of reasonable notice to the Borrower under the circumstances, to enter upon the Project Site and to examine and inspect the Plant and the Equipment. The Trustee, the Credit Facility Issuer, the Issuer and their duly authorized agents shall also have such right of access to the Project as may be reasonably necessary to cause to be completed the construction, acquisition and installation of the Project, and thereafter for its proper maintenance, in the event of failure by the Borrower to perform its obligations relating to maintenance under this Loan Agreement. The Borrower hereby covenants to execute, acknowledge and deliver all such further documents, and do all such other acts and things as may be necessary to grant to the Issuer Representative, the Credit Facility Issuer and the Trustee such right of entry. The Issuer Representative, the Trustee and the Credit Facility Issuer shall also be permitted, at all reasonable times, to examine the books and records of the Borrower with respect to the Project and the obligations of the Borrower hereunder, but none of them shall be entitled to access to trade secrets or other proprietary information (other than financial information) of the Borrower.

      Section 7.2 FURTHER ASSURANCES AND CORRECTIVE INSTRUMENTS. Subject to the provisions of the Indenture, the Issuer and the Borrower agree that they will, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, such supplements and amendments hereto and such further instruments as may reasonably be required for carrying out the intention or facilitating the performance of this Loan Agreement. All such supplements, amendments and further instruments shall require the approval of the Credit Facility Issuer.

      Section 7.3 RECORDING AND FILING; OTHER INSTRUMENTS.

      (a) The Borrower covenants that it will, at its expense, cause Counsel in the State to take all steps are as reasonably necessary to render an opinion, and to render an opinion to the Issuer, the Bank and the Trustee not earlier than 60 nor later than 30 days prior to each anniversary date occurring at five-year intervals after the issuance of the Bonds, to the effect that all financing statements, continuation statements, notices and other instruments required by applicable law have been recorded or filed or re-recorded or re-filed in such manner and in such places required by law in order fully to preserve and protect the rights of the Trustee in the granting by the Issuer of certain rights of the Issuer, pursuant to the Indenture, under this Loan Agreement and the Note.

      (b) The Borrower and the Issuer shall execute and deliver all instruments and shall furnish all information and evidence deemed necessary or advisable by such Counsel to enable him to render the opinion referred to in SUBSECTION (A) of this Section. The Borrower shall file and re-file and record and re-record or cause to be filed and re-filed and recorded and re-recorded all instruments required to be filed and re-filed and recorded or re-recorded pursuant to the opinion of such Counsel and shall continue or cause to be continued the liens of such instruments for so long as the Bonds shall be outstanding, except as otherwise required by this Agreement.

      Section 7.4 NON-ARBITRAGE COVENANTS: NOTICE OF EVENT OF TAXABILITY.

      (a) Neither the Borrower nor the Issuer shall take any action, and the Borrower covenants that it will not approve the Trustee's taking any action or making any investment or use of the proceeds of the Bonds, which would cause any of the Bonds to be an "arbitrage bond" within the meaning of Section 148 of the Code.

      (b) The Borrower's obligation to make any payments of rebate amounts required by this Loan Agreement and the Indenture and to prepare and furnish to the Issuer and the Trustee the statements and forms described herein and therein shall survive Payment of the Bonds notwithstanding any provision of this Loan Agreement to the contrary.

      (c) The Borrower shall give immediate telephonic notice, promptly confirmed in writing, to the Issuer, the Bank and the Trustee of any Event of Taxability whether the Borrower is on Notice of such Event of Taxability by its own filing of any statement, tax schedule, return or document with the Internal Revenue Service which discloses that an Event of Taxability shall have occurred, by its receipt of any oral or written advice from the Internal Revenue Service that an Event of Taxability shall have occurred, or otherwise.

      Section 7.5 ADMINISTRATIVE EXPENSES. The Borrower shall pay to or for the account of the Issuer within 30 days after notice thereof all reasonable costs and expenses incurred by the Issuer in connection with the financing and administration of the Project, including, without limitation, any fees associated with the calculation of rebate, except such as may be paid out of the proceeds of the Bonds, including, without limitation, the costs of administering this Loan Agreement and the fees and expenses of attorneys, consultants and others.

      Section 7.6 INDEMNITY AGAINST CLAIMS. The Borrower will pay and discharge and will indemnify and hold harmless the Issuer and the Trustee from (a) any lien or charge upon amounts payable hereunder by the Borrower to the Issuer (other than the lien of the Indenture), and (b) any taxes, assessments, impositions and other charges in respect of the Project Site, the Plant or the Equipment. If any claim of any such lien or charge upon payments, or any such taxes, assessments, impositions or other charges, are sought to be imposed, the Issuer or the Trustee, as the case may be, will give prompt notice to the Borrower, and the Borrower shall have the sole right and duty to assume, and shall assume, the defense thereof, with full power to litigate, compromise or settle the same in its sole discretion.

      Section 7.7 RELEASE AND INDEMNIFICATION. The Borrower shall at all times protect and hold the Issuer, the Governing Board, and the Trustee, their respective members, officers, employees and agents harmless against any claims or liability resulting from any loss or damage to property or any injury to or death of any person that may be occasioned by any cause whatsoever pertaining to the Project, the Project Site, the Plant and the Equipment or the use thereof, including without limitation any lease thereof or assignment of its interest in this Agreement, such indemnification to include reasonable expenses and attorneys' fees incurred by the Issuer, the Governing Board, and the Trustee, their respective members, officers, employees and agents in connection therewith, provided that such indemnity shall be effective only to the extent of any loss that may be sustained by the Issuer, the Governing Board or the Trustee, their respective members, officers, employees and agents in excess of the Net Proceeds received by it or them from any insurance carrier with respect to such loss and provided further that the benefits of this SECTION 7.7 shall not inure to any person other than the Issuer, the Governing Board, or the Trustee, their respective members, officers, employees and agents.

      Section 7.8 ADDITIONAL INFORMATION. Until Payment of the Bonds shall have occurred, the Borrower shall promptly, from time to time, deliver to the Trustee such information regarding the operations, business affairs and financial condition of the Borrower as the Trustee may reasonably request. The Trustee is hereby authorized to deliver a copy of any such financial information delivered hereunder, or otherwise obtained by the Trustee, to any Bondholder or prospective Bondholder, to any regulatory authority having jurisdiction over the Trustee and to any other Person as may be required by law. The Issuer and the Trustee are authorized to provide information concerning the outstanding principal amount and payment history of, and other information pertaining to, the Bonds or the Note to any agency or regulatory authority of the State requesting such information.

      Section 7.9 CORPORATE EXISTENCE, SALE OF ASSETS, CONSOLIDATION OR MERGER. Unless the Trustee consents in writing, the Borrower will maintain its corporate existence, will not dissolve or otherwise dispose of all or substantially all of its assets and will not enter into any transaction of merger or consolidation; provided that, if a Reimbursement Agreement is in effect, the Borrower may take such action if it is permitted by the terms of the Reimbursement Agreement. If the Reimbursement Agreement permits such action, the Borrower shall promptly notify the Trustee thereof.

      Section 7.10 DEFAULT CERTIFICATES. The Borrower shall deliver to the Trustee, annually, within 60 days after the close of each fiscal year, a certificate that no Event of Default hereunder or under the Note, the Indenture, or the Reimbursement Agreement, or an event which would constitute such an Event of Default but for the requirement that notice be given or time elapse or both has occurred and is continuing, or if such an event has occurred or is continuing, a certificate of the Borrower specifying the nature and period of existence thereof and what action the Borrower proposes to take with respect thereto.

      Section 7.11 NOTIFICATION TO TRUSTEE. The Borrower shall notify the Trustee in writing promptly, but in any event within five Business Days, of the occurrence of any of the following, with respect to the Borrower:

      (a) any levy of an attachment, execution or other process against its assets, which may materially adversely affect the financial condition or operation of the Borrower;

      (b) any change in any existing agreement or contract which may materially adversely affect its business or affairs, financial or otherwise; and

      (c) any change in the ownership or control of the Borrower.

      Section 7.12 ADDITIONAL REPORTING REQUIREMENTS. The Borrower shall deliver on or prior to March 1 of each year to the Issuer a certificate stating the principal amount of the Bonds outstanding and the Registered Owners of such Bonds as of December 31 of the prior year.

      Section 7.13 OBSERVE LAWS. The Borrower shall observe all applicable laws, regulations and other valid requirements of any regulatory authority with respect to its operations at the Plant and the Project Site.

                                  ARTICLE VIII

                         ASSIGNMENT, LEASING AND SELLING

      Section 8.1 ASSIGNMENT OF LOAN AGREEMENT OR LEASE OR SALE OF PROJECT BY THE BORROWER. Except with the prior written consent of the Issuer, the Credit Facility Issuer and the Trustee, the rights of the Borrower under this Loan Agreement may not be assigned, and the Project may not be leased or sold as a whole or in part.

      Section 8.2 RESTRICTIONS ON TRANSFER OF ISSUER'S RIGHTS. Except for the assignment made pursuant to the Indenture of certain of its rights under this Loan Agreement and its pledge of the Note, endorsed without recourse to the order of the Trustee, to the Trustee as security pursuant to the Indenture, the Issuer will not, during the term of this Loan Agreement, sell, assign, transfer or convey any of its interests in this Loan Agreement or the Note. The Borrower hereby assents to such assignment and pledge of the Issuer's rights under the Loan Agreement and the pledge of the Note to the Trustee.

                                   ARTICLE IX

                         EVENTS OF DEFAULT AND REMEDIES

      Section 9.1 EVENTS OF DEFAULT DEFINED. The term "Event of Default" shall mean any one or more of the following events:

      (a) The failure by the Borrower to pay when due any payment of principal or interest on or other amount payable under the Note.

      (b) The failure of the Issuer to pay when due any payment of principal of or interest on or other amount payable under the Bonds.

      (c) The failure of the Borrower to perform any of its obligations under SECTIONS 7.4, 7.11 or 7.12 hereof.

      (d) The occurrence of an "Event of Default" or "event of default" under any of the other Bond Documents or the Letter of Credit Documents.

      (e) Any representation or warranty of the Borrower contained in SECTION
2.2 hereof, or in any document, instrument or certificate delivered pursuant hereto or to the Indenture or in connection with the issuance and sale of the Bonds, including but not limited to the Tax Certificate, shall be false, misleading or incomplete in any material respect on the date as of which made.

      (f) Failure by the Borrower to observe and perform any covenant, condition or agreement on the part of the Borrower under the Note or this Loan Agreement, other than as referred to in the preceding paragraphs of this SECTION 9.1, for a period of 30 days after written notice, specifying such failure and requesting that it be remedied, is given to the Borrower by the Issuer or the Trustee.

      (g) The commencement against the Borrower of an involuntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency or other similar law, or of any action or proceeding for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Borrower or for any substantial part of its property, or for the winding-up or liquidation of its affairs and the continuance of any such case, action, or proceeding unstayed and in effect for a period of 60 consecutive days.

      (h) The commencement by the Borrower of a voluntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency or other similar law, or the consent by it to, or its acquiescence in the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Borrower or of any substantial part of its property, or the making by it of or the consent by it to any assignment for the benefit of creditors, or the taking of any action by the Borrower in furtherance of any of the foregoing.

      (i) Failure by the Borrower to pay, when due or within any applicable grace period, any amount owing on account of indebtedness for money borrowed or for deferred purchases of property, or the failure by the Borrower to observe or perform any covenant or undertaking on its part to be observed or performed in any agreement evidencing, securing or relating to such indebtedness, if the effect of such default is to cause, or permit the holder or holders of such obligation (or a trustee for such holder or holders) to cause such obligation to become due prior to its stated maturity and the acceleration of such obligation would have a material and adverse effect on the business or financial condition of the Borrower and its subsidiaries as a whole.

      (j) The entry of a judgment or decree against the Borrower in an amount in excess of $25,000 which remains undischarged and unstayed for a period of 30 consecutive days.

      Section 9.2 REMEDIES ON DEFAULT. If Payment of the Bonds shall not have been made, whenever any Event of Default referred to in SECTION 9.1 hereof shall have happened and shall not have been waived:

      (a) The Issuer, or the Trustee on behalf of the Issuer, may by written notice declare all installments of principal repayable pursuant to the Note for the remainder of the term thereof to be immediately due and payable, whereupon the same, together with accrued interest thereon as provided for in the Note, shall become immediately due and payable without presentment, demand, protest or any other notice whatsoever, all of which are hereby expressly waived by the Borrower; provided, however, all such amounts shall automatically be and become immediately due and payable without notice upon the occurrence of any event described in SECTION 9.1(g) or 9.1(h) hereof, which notice the Borrower hereby expressly waives.

      (b) The Issuer may take whatever other action at law or in equity may appear necessary or desirable to collect the amounts payable pursuant to the Note then due and thereafter to become due, or to enforce the performance and observance of any obligation, agreement or covenant of the Borrower under this Loan Agreement or under any of the other Bond Documents.

      In the enforcement of the remedies provided in this SECTION 9.2, the Issuer may treat all reasonable expenses of enforcement, including, without limitation, legal, accounting and advertising fees and expenses, as additional amounts payable by the Borrower then due and owing and the Borrower agrees to pay such additional amounts upon demand, the amount of such legal fees to be without regard to any statutory presumption.

      Section 9.3 APPLICATION OF AMOUNTS REALIZED IN ENFORCEMENT OF REMEDIES. Any amounts collected pursuant to action taken under SECTION 9.2 hereof shall be paid to the Trustee and applied to the payment of, first, any costs, expenses and fees incurred by the Issuer and the Trustee as a result of taking such action; second, any interest which shall have accrued on any overdue interest and any accrued interest on any overdue principal of the Bonds at the rate set forth in the Bonds; third, any overdue interest on the Bonds; fourth, any overdue principal of the Bonds; fifth, the outstanding principal balance of the Bonds; and sixth, if Payment of the Bonds shall have been made, all remaining moneys as set forth in Article IX of the Indenture.

      Section 9.4 NO REMEDY EXCLUSIVE. No remedy herein conferred upon or reserved to the Issuer is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Loan Agreement or now or hereafter existing at law or in equity or by statute. No delay or omission to exercise any right or power accruing upon default shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient.

      Section 9.5 AGREEMENT TO PAY ATTORNEYS' FEES AND EXPENSES. In any Event of Default, if the Issuer, the Trustee, the Credit Facility Issuer or any Bondholder employs attorneys or incurs other expenses for the collection of amounts payable hereunder or for the enforcement of the performance or observance of any covenants or agreements on the part of the Borrower contained herein or in the Indenture (in the case of the Issuer, the Trustee or the Credit Facility Issuer) or contained in the Indenture (on the part of any Bondholder), the Borrower agrees that it will on demand therefor pay to the Issuer, the Trustee, the Credit Facility Issuer or such Bondholder the reasonable fees of such attorneys and such other reasonable expenses so incurred by the Issuer, the Trustee, the Credit Facility Issuer or such Bondholder, the amount of such fees of attorneys to be without regard to any statutory presumption.

      Section 9.6 CORRELATIVE WAIVERS. If an event of default under Section 901 of the Indenture shall be cured or waived and any remedial action by the Trustee rescinded, any correlative default under this Loan Agreement shall be deemed to have been cured or waived.

                                   ARTICLE X

                                   PREPAYMENTS

      Section 10.1 OPTIONAL PREPAYMENTS.

      (a) The Borrower is hereby granted, and shall have, the option to prepay the unpaid principal of the Note in whole or in part in accordance with and as set forth in Section 701 of the Indenture with respect to the prepayment of the Bonds; provided, all prepayments shall be made in immediately available funds and with accrued interest to the date of prepayment and that any prepayment of the Note in part shall be applied to unpaid installments of principal in inverse order of maturity. Any prepayment pursuant to this SUBSECTION (a) shall be made by the Borrower taking, or causing the Issuer to take, the actions required (i) for Payment of the Bonds, in the case of prepayment of the Note in whole, or
(ii) to effect prepayment of less than all of the Bonds according to their terms in the case of a partial prepayment of the Note.

      (b) In the event of damage, destruction, or condemnation of the Plant or any part thereof, the Borrower may, at its option, pursuant to SECTION 6.8 hereof (if it is then effective) and without penalty or premium, prepay the Note in whole or in part; provided that any such prepayment shall be made in immediately available. funds with accrued interest to the date of whole or partial prepayment. Any prepayment pursuant to this SUBSECTION (b) shall be made by the Borrower taking, or causing the Issuer to take, the actions required for the full or partial prepayment of the Bond as provided for in SUBSECTION (a) hereof.

      (c) To exercise the option granted in SUBSECTION (a) or (b) of this
SECTION 10.1, the Borrower shall give written notice to the Issuer and the Trustee which shall specify therein (i) the date of the intended prepayment of the Note, which shall not be less than 30 nor more than 60 days from the date the notice is mailed and (ii) the principal amount of the Note to be prepaid. When given such notice shall be irrevocable by the Borrower.

      Section 10.2 MANDATORY PREPAYMENTS.

      (a) In the event of a Determination of Taxability, the Borrower shall, on a date selected by the Borrower not more than 180 days following the date of written notice to the Trustee of a Determination of Taxability or of revocation of approval of the Bonds by the State Budget and Control Board, prepay the entire unpaid principal balance of the Note in full, plus accrued interest to such date. Immediately upon the occurrence of a Determination of Taxability, the Borrower shall notify the Issuer and the Trustee of the date selected for payment pursuant to this SECTION 10.2.

      (b) Prior to the Conversion Date, in the event any Credit Facility is not renewed and an Alternate Credit Facility has not been provided in accordance with Section 603) of the Indenture, the Borrower shall on or before the Interest Payment Date occurring closest but not less than 15 days prior to the expiration date of the then current Credit Facility, prepay the entire unpaid principal balance of the Note in full. The Borrower shall promptly notify the Issuer and the Trustee of the date selected for such payment.

      Section 10.3 OTHER MANDATORY PREPAYMENTS. The amounts required to be applied to the prepayment of the Note by SECTIONS 4.4, 5.3 and 6.8 hereof shall be applied by the Borrower to prepay, together with accrued interest, all or a portion of the unpaid principal of the Note. Such prepayment shall be made by the Borrower taking, or causing the Issuer to take, the actions required (i) for payment of the Bonds, whether by redemption prior to the maturity or by payment at maturity, or (ii) to effect the purchase, redemption or payment at maturity of less than all of the installments of principal on the Bonds in inverse order of their maturities. Any amounts required to be paid pursuant to SECTION 6.8 that would result in the redemption or purchase of Bonds in amounts less than $5,000 shall be paid into the Loan Repayments Account of the Bond Fund.

                                   ARTICLE XI

                                  MISCELLANEOUS

      Section 11.1 REFERENCES TO THE BONDS INEFFECTIVE AFTER BONDS PAID. Upon payment of the Bonds, all references in this Loan Agreement to the Bonds shall be ineffective and the Issuer and any holder of the Bonds shall not thereafter have any rights hereunder, excepting reporting and payment of rebate amounts and other payments under the Tax Certificate.

      Section 11.2 NO IMPLIED WAIVER. In the event any agreement contained in the Note or this Loan Agreement should be breached by either party and thereafter waived by the other party, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach thereunder or hereunder. Neither any failure nor any delay on the part of the

Trustee to exercise any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof, or the exercise of any other right, power or privilege.

      Section 11.3 ISSUER REPRESENTATIVE. Whenever under the provisions of this Loan Agreement the approval of the Issuer is required or the Issuer is required to take some action at the request of the Borrower, such approval shall be made or such action shall be taken by the Issuer Representative; and the Borrower, the Trustee and the Bondholders shall be authorized to rely on any such approval or action.

      Section 11.4 BORROWER REPRESENTATIVE. Whenever under the provisions of this Loan Agreement the approval of the Borrower is required or the Borrower is required to take some action at the request of the Issuer, such approval shall be made or such action shall be taken by the Borrower Representative; and the Issuer, the Trustee and the Bondholders shall be authorized to act on any such approval or action.

      Section 11.5 NOTICES. All notices, certificates or other communications hereunder shall be sufficiently given and shall be deemed given when delivered by hand delivery or mailed by first class, postage prepaid, registered or certified mail, addressed as follows:

      If to the Issuer:     Adams County Industrial Development Authority
                            Adams County Economic Development Corporation
                            261 South Franklin Street
                            Gettysburg, PA 17325-2506
                            Attention: Catherine A. Cresswell, President

      If to the Borrower:   Genlyte Thomas Group, LLC
                            4360 Brownsboro Road, Suite 300
                            P.O. Box 35120
                            Louisville, PA 17340
                            Attention: Terry L. Lange, Treasurer

      If to the Trustee:    First Union National Bank
                            150 4th Avenue North
                            2nd Floor
                            Nashville, TN 37219
                            Attention: Corporate Trust

      If to the Bank:       Bank of America, N.A.
                            231 South LaSalle
                            Mail Code #IL1-231-09-37
                            Chicago, IL 60697
                            Attention: Raju Patel, Principal

      The Issuer, the Bank, the Borrower or the Trustee may, by notice given hereunder, designate from time to time any further or different addresses to which subsequent notices, certificates or other communications shall be sent.

      Section 11.6 IF PAYMENT OR PERFORMANCE DATE IS OTHER THAN A BUSINESS Day. If the specified or last date for the making of any payment, the performance of any act or the exercising of any right, as provided in this Loan Agreement, shall be a day other than a Business Day, such payment may be made or act performed or right exercised on the next succeeding Business Day with the same effect as if made, performed or exercised on the specified date; provided that interest shall accrue during any such period during which payment shall not occur.

      Section 11.7 BINDING EFFECT. This Loan Agreement shall inure to the benefit of and shall be binding upon the Issuer, the Borrower and their respective successors and assigns.

      Section 11.8 SEVERABILITY. In the event any provision of this Loan Agreement or the Note shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof or thereof.

      Section 11.9 AMENDMENTS, CHANGES AND MODIFICATIONS. Subsequent to the issuance of the Bonds and prior to Payment of the Bonds, this Loan Agreement and the other Bond Documents may not be effectively amended, changed, modified, altered or terminated except in accordance with the Indenture.

      Section 11.10 EXECUTION IN COUNTERPARTS. This Loan Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument, and no one counterpart of which need be executed by all parties, except that, to the extent that this Loan Agreement shall constitute personal property under the Uniform Commercial Code of Pennsylvania, no security interest in this Loan Agreement may be created or perfected through the transfer or possession of any counterpart of this Loan Agreement other than the original counterpart, which shall be the counterpart containing the receipt therefor executed by the Trustee following the signatures to this Loan Agreement.

      Section 11.11 APPLICABLE LAW. This Loan Agreement shall be governed by and construed in accordance with the laws of the State.

      Section 11.12 NO CHARGE AGAINST ISSUER CREDIT. No provision hereof shall be construed to impose a charge against the general credit of the Issuer or any personal or pecuniary liability upon any commissioner, official, employee or agent of the Issuer.

      Section 11.13 ISSUER NOT LIABLE. Notwithstanding any other provision of this Loan Agreement (a) the Issuer shall not be liable to the Borrower, the Trustee, any Bondholder or any other Person for any failure of the Issuer to take action under this Loan Agreement unless the Issuer (i) is requested in writing by an appropriate Person to take such action, (ii) is assured of payment of or reimbursement for any expense in such action, and (iii) is afforded, under the existing circumstances, a reasonable period to take such action, and (b) except with respect to any action for specific performance or any action in the nature of a prohibitory or mandatory injunction, neither the Issuer nor any commissioner of the Issuer nor any other official, employee or agent of the Issuer shall be liable to the Borrower, the Trustee, any Bondholder or any other Person for any action taken by the Issuer or by its officers, servants, agents or employees, or for any failure to take action under this Loan Agreement or the other Bond Documents to which the

Issuer is a party. In acting under this Loan Agreement, or in refraining from acting under this Loan Agreement, the Issuer may conclusively rely on the advice of its counsel.

      Section 11.14 EXPENSES. The Borrower agrees to pay all reasonable fees and expenses incurred in connection with the preparation, execution, delivery, modification, waiver, and amendment of this Loan Agreement, the other Bond Documents and related documents, and the fees and expenses of Bond Counsel, Counsel for the Issuer and, in connection with any amendments, any Counsel, if any, for any Bondholder who owns more than 25% of the aggregate principal amount of the Bonds Outstanding. The Borrower also agrees to pay all expenses incurred by the Trustee or the Issuer in collection of any indebtedness incurred hereunder in the Event of Default by the Borrower, provided that the amount of any legal fees so incurred shall be without regard to any statutory presumption.

      Section 11.15 AMOUNTS REMAINING WITH THE TRUSTEE. Any amounts remaining in the Bond Fund or otherwise in trust with the Trustee under the Indenture or this Loan Agreement shall, after Payment of the Bonds and all Administrative Expenses in accordance with this Loan Agreement, be disbursed by the Trustee in accordance with the provisions of the Indenture or otherwise as may be required by law.

      IN WITNESS WHEREOF, the Issuer and the Borrower have caused this Loan Agreement to be executed in their respective legal names by their duly authorized representatives and their respective seals to be hereunto affixed, and the signatures of duly authorized persons to be attested, all as of the date first above written.


ATTEST:                             ADAMS COUNTY INDUSTRIAL DEVELOPMENT
                                    AUTHORITY



By: /s/ CATHERINE A. CRESSWELL      By: /s/ GERALD R. RICHARDSON
    ----------------------------        ---------------------------------------
    Title:  President                   Title:  Chairman

(SEAL)




                             (signatures continued)

WITNESS:                         GENLYTE THOMAS GROUP, LLC



                                 By:  /s/ TERRY L. LANGE, TREASURER
------------------------------        ------------------------------------------
Name:                                     Authorized Officer



                                 By:  /s/ WILLIAM G. FERKO, VICE PRESIDENT & CFO
                                      ------------------------------------------
                                          Authorized Officer

                                     RECEIPT


Receipt of the foregoing original counterpart of the Loan Agreement, dated as of May 1, 2000, between Adams County Industrial Development Authority and Genlyte Thomas Group, LLC, is hereby acknowledged.


                                    FIRST UNION NATIONAL BANK, as Trustee



                                    By:  /s/ SUSAN BAKER
                                         ------------------------------------
                                    Title:  Vice President
                                            ---------------------------------

                                    EXHIBIT A


AFTER THE ENDORSEMENT OF THIS NOTE AS HEREIN PROVIDED, THIS NOTE MAY NOT BE ASSIGNED, PLEDGED, ENDORSED OR OTHERWISE TRANSFERRED EXCEPT TO A SUCCESSOR OF THE TRUSTEE UNDER THE TRUST INDENTURE REFERRED TO IN THE LOAN AGREEMENT REFERRED TO HEREIN.


                                 PROMISSORY NOTE

$7,600,000                                                          May 18, 2000

      FOR VALUE RECEIVED, Genlyte Thomas Group, LLC, a limited liability company (the "Borrower"), by this promissory note promises to pay to the order of Adams County Industrial Development Authority (the "Issuer") the principal sum of Seven Million Six Hundred Thousand and No/100 Dollars ($7,600,000), in full on May 1, 2020.

      The Borrower further agrees to pay interest on the unpaid principal amount from the date of authentication and delivery of the Bonds (as defined in the Loan Agreement referred to below) until the principal amount and all interest thereon is paid in full which shall be paid on the first Business Day of each month (the "Interest Payment Dates"), at the rate of interest equal to the Variable Rate (as defined in the Indenture hereinafter mentioned) or the Fixed Rate (as defined in the Indenture).

      This Promissory Note is the "Note" referred to in the Loan Agreement of even date herewith (the "Loan Agreement"), between the Borrower and the Issuer and is entitled to the benefits thereof and subject to the conditions thereof. Terms not otherwise defined herein shall have the definitions set forth in the Loan Agreement.

      Under the Loan Agreement, the Issuer has loaned to the Borrower the proceeds received from the sale of the Issuer's $7,600,000 Adams County Industrial Development Authority Variable Rate Demand/Fixed Rate Revenue Bonds (Genlyte Thomas Group, LLC Project), Series of 2000, dated as of the date hereof (the "Bonds"). The Bonds have been issued, concurrently with the execution and delivery of this Note, pursuant to, and are secured by, the Trust Indenture between the Issuer and First Union National Bank, as Trustee (the "Trustee") dated as of the date hereof (the "Indenture"). The Bonds bear interest at the Variable Rate prior to the Conversion Date (as defined in the Indenture) and at the Fixed Rate on or subsequent to the Conversion Date. Such interest is payable on the Interest Payment Dates. This Note shall bear interest at the Variable Rate and the Fixed Rate during the same periods as such rates are borne by the Bonds.

      Each payment of principal of and interest on this Note will be sufficient to enable the Issuer to pay when due the total amount of principal of (whether at maturity, upon acceleration or otherwise), premium, if any, and interest on the Bonds. To the extent that principal of, premium, if any, or interest on the Bonds shall be paid, there shall be credited against unpaid principal of or interest on this Note, as the case may be, an amount equal to the principal of or interest on the Bonds so paid. The principal of, premium, if any, and interest on this Note are payable in immediately available funds of any coin or currency of the United States of America which on the respective dates of payment thereof shall be legal tender for the payment of public and private debts.

      In addition, the Borrower agrees to pay when due in immediately available funds all other amounts at the time the Issuer may be required to pay the same pursuant to the Bonds or the Indenture.

      The obligation of the Borrower to make the payments required hereunder shall be absolute and unconditional without any defense, recoupment or right of set-off by reason of any default by the Issuer under the Loan Agreement or for any other reason.

      Upon the occurrence of an Event of Default specified in the Loan Agreement, the unpaid principal hereof and accrued interest and additional interest hereon may become forthwith due and payable as provided in the Loan Agreement, and in the event the Borrower shall fail to pay any amount required to be paid under this Note when due, the Borrower shall pay interest on such amount at a rate per annum equal to the Overdue Rate (as defined in the Loan Agreement) or the maximum rate permitted by law, whichever is lower.

      The Borrower may at its option, and may under certain circumstances be required to, prepay all or any part of the unpaid principal of this Note upon the terms provided in the Loan Agreement.

      The Borrower hereby promises to pay all costs of collection, including reasonable attorneys' fees and disbursements, without regard to any statutory presumption, in the case of a default under this Note or the Loan Agreement. The Borrower hereby waives presentment, protest and notice of protest or dishonor.

      This Note shall be construed in accordance with the laws of the Commonwealth of Pennsylvania.

      IN WITNESS WHEREOF, the Borrower has caused this instrument to be executed in its corporate name by a duly authorized member all as of the date first above written.


WITNESS:                            GENLYTE THOMAS GROUP, LLC



                                    By:
------------------------------          --------------------------------------
Name:                                        Authorized Officer



                                    By:
                                        --------------------------------------
                                             Authorized Officer

                                   ENDORSEMENT

      Pay to the order of First Union National Bank, as Trustee for the benefit of the Bondholders under the Trust Indenture dated as of May 1, 2000, between the Issuer and the Trustee, without recourse. This endorsement is given and made without any warranty as to the authority and genuineness of the signature of the maker of the foregoing Promissory Note.

      This the 18th day of May, 2000.


                                    ADAMS COUNTY INDUSTRIAL DEVELOPMENT
                                    AUTHORITY


                                    By:
                                        --------------------------------------
                                        Title:  Chairman

AFTER THE ENDORSEMENT OF THIS NOTE AS HEREIN PROVIDED, THIS NOTE MAY NOT BE ASSIGNED, PLEDGED, ENDORSED OR OTHERWISE TRANSFERRED EXCEPT TO A SUCCESSOR OF THE TRUSTEE UNDER THE TRUST INDENTURE REFERRED TO IN THE LOAN AGREEMENT REFERRED TO HEREIN.


                                 PROMISSORY NOTE

$7,600,000                                                          May 18, 2000

      FOR VALUE RECEIVED, Genlyte Thomas Group, LLC, a limited liability company (the "Borrower"), by this promissory note promises to pay to the order of Adams County Industrial Development Authority (the "Issuer") the principal sum of Seven Million Six Hundred Thousand and No/100 Dollars ($7,600,000), in full on May 1, 2020.

      The Borrower further agrees to pay interest on the unpaid principal amount from the date of authentication and delivery of the Bonds (as defined in the Loan Agreement referred to below) until the principal amount and all interest thereon is paid in full which shall be paid on the first Business Day of each month (the "Interest Payment Dates"), at the rate of interest equal to the Variable Rate (as defined in the Indenture hereinafter mentioned) or the Fixed Rate (as defined in the Indenture).

      This Promissory Note is the "Note" referred to in the Loan Agreement of even date herewith (the "Loan Agreement"), between the Borrower and the Issuer and is entitled to the benefits thereof and subject to the conditions thereof. Terms not otherwise defined herein shall have the definitions set forth in the Loan Agreement.

      Under the Loan Agreement, the Issuer has loaned to the Borrower the proceeds received from the sale of the Issuer's $7,600,000 Adams County Industrial Development Authority Variable Rate Demand/Fixed Rate Revenue Bonds (Genlyte Thomas Group, LLC Project), Series of 2000, dated as of the date hereof (the "Bonds"). The Bonds have been issued, concurrently with the execution and delivery of this Note, pursuant to, and are secured by, the Trust Indenture between the Issuer and First Union National Bank, as Trustee (the "Trustee") dated as of the date hereof (the "Indenture"). The Bonds bear interest at the Variable Rate prior to the Conversion Date (as defined in the Indenture) and at the Fixed Rate on or subsequent to the Conversion Date. Such interest is payable on the Interest Payment Dates. This Note shall bear interest at the Variable Rate and the Fixed Rate during the same periods as such rates are borne by the Bonds.

      Each payment of principal of and interest on this Note will be sufficient to enable the Issuer to pay when due the total amount of principal of (whether at maturity, upon acceleration or otherwise), premium, if any, and interest on the Bonds. To the extent that principal of, premium, if any, or interest on the Bonds shall be paid, there shall be credited against unpaid principal of or interest on this Note, as the case may be, an amount equal to the principal of or interest on the Bonds so paid. The principal of, premium, if any, and interest on this Note are payable in immediately available funds of any coin or currency of the United States of America which on the respective dates of payment thereof shall be legal tender for the payment of public and private debts.

      In addition, the Borrower agrees to pay when due in immediately available funds all other amounts at the time the Issuer may be required to pay the same pursuant to the Bonds or the Indenture.

      The obligation of the Borrower to make the payments required hereunder shall be absolute and unconditional without any defense, recoupment or right of set-off by reason of any default by the Issuer under the Loan Agreement or for any other reason.

      Upon the occurrence of an Event of Default specified in the Loan Agreement, the unpaid principal hereof and accrued interest and additional interest hereon may become forthwith due and payable as provided in the Loan Agreement, and in the event the Borrower shall fail to pay any amount required to be paid under this Note when due, the Borrower shall pay interest on such amount at a rate per annum equal to the Overdue Rate (as defined in the Loan Agreement) or the maximum rate permitted by law, whichever is lower.

      The Borrower may at its option, and may under certain circumstances be required to, prepay all or any part of the unpaid principal of this Note upon the terms provided in the Loan Agreement.

      The Borrower hereby promises to pay all costs of collection, including reasonable attorneys' fees and disbursements, without regard to any statutory presumption, in the case of a default under this Note or the Loan Agreement. The Borrower hereby waives presentment, protest and notice of protest or dishonor.

      This Note shall be construed in accordance with the laws of the Commonwealth of Pennsylvania.

      IN WITNESS WHEREOF, the Borrower has caused this instrument to be executed in its corporate name by a duly authorized member all as of the date first above written.


WITNESS:                         GENLYTE THOMAS GROUP, LLC



                                 By:  /s/ TERRY L. LANGE, TREASURER
----------------------------          ------------------------------------------
Name:                                     Authorized Officer



                                 By:  /s/ WILLIAM G. FERKO, VICE PRESIDENT & CFO
                                      ------------------------------------------
                                          Authorized Officer

                                   ENDORSEMENT

      Pay to the order of First Union National Bank, as Trustee for the benefit of the Bondholders under the Trust Indenture dated as of May 1, 2000, between the Issuer and the Trustee, without recourse. This endorsement is given and made without any warranty as to the authority and genuineness of the signature of the maker of the foregoing Promissory Note.

      This the 18th day of May, 2000.


                                    ADAMS COUNTY INDUSTRIAL DEVELOPMENT
                                    AUTHORITY


                                    By: /s/ GERALD R. RICHARDSON
                                       ---------------------------------
                                       Title:  Chairman

================================================================================

                  ADAMS COUNTY INDUSTRIAL DEVELOPMENT AUTHORITY

                                    "ISSUER"

                                       TO

                            FIRST UNION NATIONAL BANK

                                    "TRUSTEE"



                           --------------------------

                                 TRUST INDENTURE

                           --------------------------


                             DATED AS OF MAY 1, 2000


                                    SECURING

                                   $7,600,000
  ADAMS COUNTY INDUSTRIAL DEVELOPMENT AUTHORITY VARIABLE RATE DEMAND/FIXED RATE
                                  REVENUE BONDS
                      (GENLYTE THOMAS GROUP, LLC PROJECT),
                                 SERIES OF 2000

================================================================================

                                TABLE OF CONTENTS

                                                                            Page


ARTICLE I - DEFINITIONS.......................................................5

Section 101.   Definitions....................................................5
Section 102.   Rules of Construction.........................................14

ARTICLE II - THE BONDS.......................................................15

Section 201.   Amount, Terms, and Issuance of Bonds..........................15
Section 202.   Designation, Denominations, Maturity, Dates and Interest
               Rates of the Bonds............................................15
Section 203.   Optional Tender Provisions of the Bonds.......................18
Section 204.   Registered Bonds Required, Bond Registrar and Bond Register...19
Section 205.   Transfer and Exchange.........................................19
Section 206.   Book-Entry System.............................................20
Section 207.   Execution.....................................................22
Section 208.   Authentication; Authenticating Agent..........................23
Section 209.   Payment of Principal and Interest; Interest Rights Preserved..23
Section 210.   Persons Deemed Owners.........................................24
Section 211.   Mutilated, Destroyed, Lost, Stolen or Undelivered Bonds.......24
Section 212.   Temporary Bonds...............................................25
Section 213.   Cancellation of Surrendered Bonds.............................25
Section 214.   Conditions of Issuance........................................25

ARTICLE III - PURCHASE AND REMARKETING OF TENDERED BONDS.....................27

Section 301.   Remarketings of Tendered Bonds................................27
Section 302.   Purchase of Bonds Delivered to Tender Agent...................28
Section 303.   Delivery of Purchased Bonds...................................29
Section 304.   Delivery of Proceeds of Sale of Remarketed Bonds..............29
Section 305.   No Remarketing After Certain Events...........................30

ARTICLE IV - PROJECT FUND....................................................31

Section 401.   Creation of and Deposits to the Project Fund..................31
Section 402.   Reserved......................................................31
Section 403.   Reserved......................................................31
Section 404.   Reserved......................................................31
Section 405.   Transfers to the Bond Fund....................................31
Section 406.   Trustee's Records.............................................31

ARTICLE V - REVENUES AND APPLICATION THEREOF.................................32

Section 501.   Revenues to Be Paid Over to Trustee...........................32

Section 502.   The Bond Fund.................................................32
Section 503.   Revenues to Be Held for All Registered Owners; Certain
               Exceptions....................................................33
Section 504.   Reserved......................................................33

ARTICLE VI - DEPOSITARIES OF MONEYS, SECURITY FOR DEPOSITS AND INVESTMENT
OF FUNDS.....................................................................34

Section 601.   Security for Deposits.........................................34
Section 602.   Investment of Moneys..........................................34
Section 603.   The Credit Facility...........................................35

ARTICLE VII - REDEMPTION OR PURCHASE OF BONDS................................37

Section 701.   Redemption or Purchase Dates and Prices.......................37
Section 702.   Borrower Direction of Optional Redemption.....................39
Section 703.   Selection of Bonds to be Called for Redemption................39
Section 704.   Notice of Redemption or Purchase..............................39
Section 705.   Bonds Redeemed or Purchased in Part...........................40

ARTICLE VIII - PARTICULAR COVENANTS AND PROVISIONS...........................41

Section 801.   Covenant to Pay Bonds: Bonds Limited Obligations of the
               Issuer........................................................41
Section 802.   Covenants to Perform Obligations under this Indenture.........41
Section 803.   Covenant to Perform Obligations under the Loan Agreement......41
Section 804.   Trustee May Enforce Issuer's Rights Under Loan Agreement......42
Section 805.   Covenant Against Arbitrage....................................42
Section 806.   Inspection of Bond Register...................................42

ARTICLE IX - DEFAULT AND REMEDIES............................................43

Section 901.   Defaults......................................................43
Section 902.   Acceleration and Annulment Thereof............................43
Section 903.   Other Remedies................................................44
Section 904.   Legal Proceedings by Trustee..................................45
Section 905.   Discontinuance of Proceedings by Trustee......................45
Section 906.   Credit Facility Issuer or Registered Owners May Direct
               Proceedings...................................................45
Section 907.   Limitations on Actions by Registered Owners...................45
Section 908.   Trustee May Enforce Rights Without Possession of Bonds........46
Section 909.   Remedies Not Exclusive........................................46
Section 910.   Delays and Omissions Not to Impair Rights.....................46
Section 911.   Application of Moneys in Event of Default.....................46
Section 912.   Trustee and Registered Owners Entitled to All Remedies
               Under Act.....................................................47
Section 913.   Trustee May File Claim in Bankruptcy..........................47
Section 914.   Receiver......................................................48

ARTICLE X - CONCERNING THE TRUSTEE...........................................49

Section 1001.  Acceptance of Trusts by the Trustee...........................49

Section 1002.  [Reserved]....................................................50
Section 1003.  Trustee to Give Notice........................................50
Section 1004.  Trustee Entitled to Indemnity.................................50
Section 1005.  Trustee Not Responsible for Insurance, Taxes, Execution
               of Indenture, Acts of the Issuer or Application of Moneys
               Applied in Accordance with this Indenture.....................51
Section 1006.  Compensation..................................................52
Section 1007.  Trustee to Preserve Records...................................52
Section 1008.  Trustee May be Registered Owner...............................52
Section 1009.  Trustee Not Responsible for Recitals..........................52
Section 1010.  No Responsibility for Recording or Filing.....................52
Section 1011.  Trustee May Rely on Certificates..............................53
Section 1012.  Qualification of the Trustee..................................53
Section 1013.  Resignation and Removal of Trustee............................53
Section 1014.  Successor Trustee.............................................54
Section 1015.  Co-Trustee....................................................55
Section 1016.  Notice to Moody's or S&P......................................55

ARTICLE XI - EXECUTION OF INSTRUMENTS BY REGISTERED OWNERS AND PROOF OF
OWNERSHIP OF BONDS...........................................................57

Section 1101.  Execution of Instruments by Registered Owners and Proof
               of Ownership of Bonds.........................................57
Section 1102.  Preservation of Information...................................57

ARTICLE XII - THE REMARKETING AGENT; THE TENDER AGENT; THE PLACEMENT AGENT...58

Section 1201.  The Remarketing Agent.........................................58
Section 1202.  The Tender Agent..............................................58
Section 1203.  The Placement Agent...........................................60
Section 1204.  Notices.......................................................60

ARTICLE XIII - AMENDMENTS AND SUPPLEMENTS....................................61

Section 1301.  Amendments and Supplements Without Registered Owners'
               Consent.......................................................61
Section 1302.  Amendments With Registered Owners' and Credit Facility
               Issuer's Consent..............................................61
Section 1303.  Supplemental Indentures Affecting Rights of Credit
               Facility Issuer...............................................62
Section 1304.  Amendment of Loan Agreement...................................62
Section 1305.  Amendment of Loan Agreement Requiring Consent of Credit
               Facility Issuer...............................................62
Section 1306.  Amendment of Credit Facility..................................62
Section 1307.  Trustee Authorized to Join in Amendments and Supplements;
               Reliance on Counsel...........................................63

ARTICLE XIV - DEFEASANCE; OTHER PAYMENTS.....................................64

Section 1401.  Defeasance....................................................64
Section 1402.  Deposit of Funds for Payment of Bonds.........................65
Section 1403.  Effect of Purchase of Bonds...................................65

ARTICLE XV - MISCELLANEOUS PROVISIONS........................................66

Section 1501.  Covenants of Issuer to Bind its Successors....................66
Section 1502.  Notices.......................................................66
Section 1503.  Trustee as Paying Agent and Bond Registrar....................67
Section 1504.  Rights Under Indenture........................................67
Section 1505.  Form of Certificates and Opinions.............................67
Section 1506.  Severability..................................................67
Section 1507.  Covenants of Issuer Not Covenants of Officials Individually...67
Section 1508.  State Law Governs.............................................68
Section 1509.  Payments or Performance Due on Days Other Than Business Days..68
Section 1510.  Execution in Counterparts.....................................68

Exhibit A      Form of Notice of Conversion to Fixed Rate...................A-1
Exhibit B      Form of Bond.................................................B-1

                                 TRUST INDENTURE


         THIS TRUST INDENTURE, dated as of May 1, 2000 (the "Indenture"), between ADAMS COUNTY INDUSTRIAL DEVELOPMENT AUTHORITY, a body corporate and politic and a political subdivision of the Commonwealth of Pennsylvania (the "Issuer"), and FIRST UNION NATIONAL BANK, a national banking association having its principal office in Charlotte, North Carolina (in its capacity as trustee, the "Trustee");

                                   WITNESSETH:

         WHEREAS, the Issuer intends to (i) issue and sell its Adams County Industrial Development Authority Variable Rate Demand/Fixed Rate Revenue Bonds (Genlyte Thomas Group, LLC Project), Series of 2000 in the aggregate principal amount of $7,600,000 (the "Bond" or "Bonds"), (ii) loan the proceeds of the Bonds to Genlyte Thomas Group, LLC (the "Borrower"), pursuant to a Loan Agreement of even date herewith (the "Loan Agreement") to provide for the acquisition, construction and installation of a manufacturing facility located in Adams County, Pennsylvania (the "Project"), and (iii) secure the repayment of the Bonds by (A) the assignment contained herein from the Issuer to the Trustee pursuant to which the Issuer assigns to the Trustee for the benefit of the Registered Owners (as hereinafter defined) certain of its rights under the Loan Agreement, endorses without recourse to the order of, and pledges and assigns to, the Trustee, for the benefit of the Registered Owners, the Note of even date herewith issued by the Borrower pursuant to the Loan Agreement (the "Note"), and
(B) the delivery to the Trustee of an irrevocable direct-pay letter of credit dated the date of issuance of the Bonds in the amount of $7,740,548 issued by Bank of America, N.A. (the "Bank"); and

         WHEREAS, the Trustee has accepted the trusts created by this Indenture and in evidence thereof has joined in the execution hereof; and

         WHEREAS, the Issuer has determined that the Bonds to be issued hereunder shall be substantially in the following form, with such variations, omissions and insertions as are required or permitted by this Indenture, and;

         NOW, THEREFORE, in consideration of the premises, of the acceptance by the Trustee of the trusts hereby created, and of the purchase and acceptance of the Bonds by the Registered Owners, and also for and in consideration of the sum of One Dollar to the Issuer in hand paid by the Trustee at or before the execution and delivery of this Indenture, the receipt of which is hereby acknowledged, and for the purpose of fixing and declaring the terms and conditions upon which the Bonds are to be issued, delivered, secured and accepted by the Registered Owners and any and all other persons who shall from time to time be or become owners thereof, and in order to secure the payment of the Bonds at any time issued and outstanding hereunder and the interest thereon according to their tenor, purport and effect, and in order to secure the performance and observance of all the covenants, agreements and conditions therein and herein contained;

         THE ISSUER DOES HEREBY PLEDGE AND ASSIGN, and grant a security interest unto the Trustee and its successors and assigns for the benefit of the owners of the Bonds all right, title and interest of the Issuer presently owned or hereafter acquired in and to the following (collectively, the "Trust Estate"):

         A. The Loan Agreement (as the same may from time to time be supplemented or amended), including, but not limited to, all payments of principal and interest due and to become due under the Note and the Loan Agreement whether made at their respective due dates or as prepayments permitted or required by the Loan Agreement, together with full power and authority, in the name of the Issuer or otherwise, to demand, receive, enforce, collect or receipt for any or all of the foregoing, to endorse or execute any checks or other instruments or orders, to file any claims and to take any action which the Trustee may deem necessary or advisable in connection therewith, and the Issuer hereby irrevocably appoints the Trustee attorney-in-fact of the Issuer for such purposes, which appointment is coupled with an interest and is irrevocable; provided, however, that the Issuer shall continue to have all the rights, together with the Trustee, contained in the following sections of the Loan
Agreement:

                  1. Section 6.5 (pertaining to the Issuer's non-exclusive right to receive payment for certain advances);

                  2. Section 7.1 (pertaining to the Issuer's right of access to the Project (as defined in the Loan Agreement) and certain records);

                  3. Section 7.4(c) (pertaining to the Issuer's right to receive certain information);

                  4. Section 7.5 (pertaining to the Issuer's right to receive payment for certain costs and expenses);

                  5. Section 7.6 (pertaining to the Issuer's right to certain indemnities);

                  6. Section 7.7 (pertaining to the Issuer's right to release and indemnification);

                  7. Section 7.8 (pertaining to the Issuer's right to request financial reports);

                  8. Section 7.9 (pertaining to the Issuer's right to receive certain information);

                  9. Section 8.1 (pertaining to the Issuer's right to consent or withhold consent to assignment of rights of the Borrower under the Loan Agreement or lease or sale of the Project);

                  10. Sections 9.3 and 9.5 (pertaining to the Issuer's right to reimbursement of expenses incurred upon a default);

                  11. Sections 10.1(c), 10.2 and 10.3 (pertaining to the Issuer's right to notice of prepayments and rights upon a Determination of Taxability);

                  12. Section 11.5 (pertaining to the Issuer's right to receive notices); and

                  13. Sections 11.12, 11.13 and 11.14 (pertaining to the limitations on the liability of the Issuer).

         B. The Note, dated as of the date of issuance of the Bonds, of the Borrower to the Issuer in the original principal amount of $7,600,000 evidencing the Borrower's obligation to repay the loan made by the Issuer to the Borrower pursuant to the Loan Agreement, together with interest thereon and other amounts with respect thereto, as provided for in the Loan Agreement, the Issuer having on this date endorsed, pledged and assigned the Note without recourse to the order of, and delivered the same to, the Trustee as security for the obligations of the Issuer to the Trustee hereinafter referred to.

         C. All money or securities at any time on deposit in, in transit to or credited to any account or Fund created hereunder, including without limitation the Project Fund and the Bond Fund;

         D.       The Revenues (as hereinafter defined);

and it is so mutually agreed and covenanted by and between the parties hereto for the equal and proportionate benefit and security of the Registered Owners without preference, priority or distinction as to lien or otherwise, except as hereinafter provided, of any one Bond over any other Bond, by reason of priority in the issue, sale or negotiation thereof or otherwise, for the benefit of the Registered Owners and as security for the fulfillment of the obligations of the Issuer hereunder;

         TO HAVE AND TO HOLD the same forever, subject, however, to the exceptions, reservations and matters therein and herein recited but IN TRUST, nevertheless, for the benefit and security of the owners from time to time of the Bonds delivered hereunder and issued by the Issuer and outstanding;

         PROVIDED, HOWEVER, that if, after the right, title and interest of the Trustee in and to the Trust Estate pledged and assigned to it under this Indenture shall have ceased, terminated and become void in accordance with
ARTICLE XIV hereof, the principal of and interest on the Bonds and any other obligations arising hereunder shall have been paid to the Registered Owners or shall have been paid by the Borrower pursuant to ARTICLE XIV hereof, then, this Indenture and all covenants, agreements and other obligations of the Issuer hereunder shall cease, terminate and be void, and thereupon the Trustee shall cancel and discharge this Indenture and execute and deliver to the Issuer and the Borrower such instruments in writing as shall be required to evidence the discharge hereof; otherwise, this Indenture shall be and remain in full force and effect; and

         PROVIDED, FURTHER, that the Trustee undertakes or assumes no obligations of the Issuer as set forth in this Indenture.

         THIS INDENTURE FURTHER WITNESSETH, and it is expressly declared, that the Bonds issued and secured hereunder are to be issued and delivered and the Trust Estate and other revenues and funds herein pledged and assigned are to be dealt with and disposed of under, upon and subject to the terms, conditions, stipulations, covenants, agreements, trusts, uses and purposes as hereinafter expressed, and the Issuer has agreed and covenants, and does hereby agree and covenant, with the Trustee and with the Registered Owners of said Bonds, as follows, that is to say:

                                    ARTICLE I

                                   DEFINITIONS

         Section 101. DEFINITIONS. All words and terms defined in Article I of the Loan Agreement shall have the same meanings in this Indenture, unless otherwise specifically defined herein. In addition, the following words and terms as used in this Indenture shall have the following meanings unless some other meaning is plainly intended:

         "Act" shall mean the Economic Development Financing Law of the Commonwealth, the Act of August 23, 1967, P.L. 251, as amended and supplemented, 73 P.S.ss.ss.371 ET SEQ.

         "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For the purpose of this definition, "Control" when used with respect to a Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Alternate Credit Facility" means an irrevocable direct-pay letter of credit, insurance policy, surety bond or similar credit enhancement or support facility issued for the benefit of the Trustee, the terms of which Alternate Credit Facility shall in all respects material to the Registered Owners be the same (except for the term set forth in such Alternate Credit Facility) as the Letter of Credit as set forth in SECTION 603 hereof.

         "Authenticating Agent" means the Trustee and any agent so designated in and appointed pursuant to SECTION 208 hereof.

         "Available Moneys" means (a) with respect to any payment date occurring during any period that the Bonds are entitled to the benefit of a Credit Facility, (i) any moneys if, in the written opinion of Counsel experienced in bankruptcy law matters (which opinion shall be delivered to the Trustee at or prior to the time of the deposit of such moneys with the Trustee), the deposit and use of such moneys will not constitute an avoidable preferential payment pursuant to Section 547 of the Bankruptcy Code, recoverable from Holders of the Bonds pursuant to Section 550 of the Bankruptcy Code in the event of an Event of Bankruptcy, and (ii) moneys on deposit with the Trustee representing proceeds from the remarketing by the Remarketing Agent of Bonds to persons other than the Issuer, the Borrower or any of their Affiliates as described in ARTICLE III hereof, which, in each case, were at all times since their deposit with the Trustee held in a separate and segregated account or accounts or sub-account or sub-accounts in which no moneys were at any time held and (iii) moneys drawn under a Credit Facility which in each case were at all times since their deposit with the Trustee held in a separate and segregated account or accounts or sub-account or sub-accounts in which no moneys (other than those drawn under a Credit Facility) were at any time held and (b) with respect to any payment date not occurring during a period that the Bonds are entitled to the benefit of a Credit Facility, any moneys furnished to the Trustee and the proceeds from the investment thereof. The Trustee may presume that no Event of Bankruptcy has occurred unless notified in writing to the contrary by the Borrower, the Bank or the owners of not less than 25% in aggregate principal amount of Bonds Outstanding.

         "Bank" means Bank of America, N.A., as the issuer of the Letter of Credit.

         "Bank Account" means the account of that name established in the Bond Purchase Fund pursuant to SECTION 302 hereof.

         "Bankruptcy Code" means Title 11 of the United States Code, as amended, and any successor statute or statutes having substantially the same information.

         "Beneficial Owner" shall have the meaning set forth in SECTION 206 hereof.

         "Bond" or "Bonds" means any bond or bonds authenticated and delivered under this Indenture.

         "Bond Counsel" means an attorney-at-law or a firm of attorneys of nationally recognized standing in matters pertaining to the tax-exempt nature of interest on bonds issued by states and their political subdivisions, duly admitted to the practice of law before the highest court of any state of the United States of America and approved by the Issuer.

         "Bond Fund" means the trust fund so designated which is established pursuant to SECTION 502(a) hereof.

         "Bond Purchase Fund" means the trust fund so designated which is established pursuant to SECTION 302 hereof.

         "Bond Registrar" means the Bond Registrar as designated in SECTION 204 hereof.

         "Borrower Representative" means any one of the persons at the time designated to act on behalf of the Borrower by written certificate furnished to the Trustee containing the specimen signatures of such persons and signed on behalf of the Borrowers by one or more of its officers.

         "Business Day" means any day other than a Saturday, Sunday, legal holiday or a day on which banking institutions in Pennsylvania, North Carolina, Illinois or Tennessee are authorized or required to be closed.

         "Calculation Period" means the period from and including the day following the Determination Date of each week (even if not a Business Day) to and including the earlier of the day preceding the Conversion Date or the following Determination Date.

         "Cede & Co." means Cede & Co., the nominee of DTC or any successor nominee of DTC with respect to the Bonds.

         "Chairman" means the chief executive officer of the Governing Board. The term shall include the vice chairman or acting chairman of the Governing Board whenever, by reason of absence, illness or other reason, the Chairman is unable to act.

         "Code" means the Internal Revenue Code of 1986, as amended, and the related regulations, rulings and procedures issued by the United States Department of the Treasury or its successors.

         "Conversion Date" means that Business Day elected by the Borrower in accordance with SECTION 202(e) hereof as the effective date of conversion of the interest rate on the Bonds from the Variable Rate to the Fixed Rate, which date shall be an Interest Payment Date.

         "Counsel" means an attorney or firm of attorneys acceptable to the Trustee, and may, but need not, be Bond Counsel, counsel to the Issuer, the Credit Facility Issuer or the Borrower.

         "Credit Facility" means the Letter of Credit or any Alternate Credit Facility delivered to the Trustee pursuant to ARTICLE VI hereof.

         "Credit Facility Issuer" means the Bank with respect to the Letter of Credit and the institution issuing any Alternate Credit Facility.

         "DTC" means the Depository Trust Company, a limited purpose company organized under the laws of the State of New York, and its successors and assigns.

         "DTC Participant" or "DTC Participants" means securities brokers and dealers, banks, trust companies and clearing corporations that have access to the DTC system.

         "Defaulted Interest" has the meaning provided in SECTION 209 hereof.

         "Determination Date" means the Wednesday of each week or if Wednesday is not a Business Day then the next succeeding Business Day.

         "Event of Bankruptcy" means a petition by or against the Borrower or the Issuer under any bankruptcy act or under any similar act which may be enacted which shall have been filed (other than bankruptcy proceedings instituted by the Borrower, any Affiliate or the Issuer against third parties) unless such petition shall have been dismissed and such dismissal shall be final and not subject to appeal.

         "Event of Default" means any of the events specified in SECTION 901 hereof to be an Event of Default.

         "Fixed Rate" means the fixed rate of interest established pursuant to
SECTION 202(e) hereof.

         "Fixed Rate Period" means the period during which the Fixed Rate is in effect.

         "Governing Board" means the Board and any successor hereto as the governing body of the Issuer.

         "Government Obligations" means (i) direct obligations of the United States of America, (ii) obligations unconditionally guaranteed by the United States of America, and (iii) securities or receipts evidencing ownership interests in obligations or specified portions (such as principal or interest) of obligations described in clause (i) or (ii) above the full and timely payment of which securities, receipts or obligations is unconditionally guaranteed by the United States of America.

         "Indenture" means this Trust Indenture as amended or supplemented at the time in question.

         "Initial Interest Rate" means the variable rate of interest determined by the Placement Agent on the date of issuance of the Bonds.

         "Initial Rate Period" means the period from and including the date of initial authentication and delivery of the Bonds to and including May 24, 2000.

         "Interest Payment Date" means the first Business Day of each month commencing June 1, 2000, through the Maturity Date of the Bonds and any date specified as a Conversion Date in accordance with SECTION 202(e) hereof.

         "Investment Obligations" means:

                  (a) Government Obligations maturing within one year from the date of acquisition thereof;

                  (b) obligations of any state or political subdivision of the United States or any agency or instrumentality thereof if (i) such obligations are secured by cash, Government Obligations or a combination thereof (A) which have been deposited into a segregated escrow account for and irrevocably pledged to the payment, when due, of the principal or redemption price of and interest on such obligations and (B) which are sufficient, without reinvestment, to provide for the payment, when due, of the principal or redemption price of and interest on such obligations; or (ii) such obligations are insured as to timely payment of principal or redemption price and interest by an insurance company or commercial bank with capital, surplus and undivided profits in excess of $10,000,000 and are rated by Moody's or by S&P in the highest rating category assigned by such rating service to obligations of the same type;

                  (c) bonds, debentures, notes or other evidences of indebtedness issued by any of the following agencies or such other like governmental or government sponsored agencies which may be hereafter created: Bank for Cooperatives; Federal Intermediate Credit Banks; Federal Financing Bank; Federal Home Loan Bank System; Export-Import Bank of the United States; Farmers Home Administration; Small Business Administration; Inter-American Development Bank; International Bank for Reconstruction and Development; Federal Land Banks; Government National Mortgage Association; or Tennessee Valley Authority;

                  (d) direct and general obligations of any state of the United States, to the payment of the principal of and interest on which the full faith and credit of such state is pledged, if at the time of their purchase such obligations are rated in any of the two highest rating categories by S&P and Moody's';

                  (e) negotiable and non-negotiable certificates of deposit which are issued by banks, trust companies or savings and loan associations maturing within one year from the date of acquisition thereof, provided that the aggregate principal amount of all such certificates issued to or for the benefit of the Borrower or any Affiliate of the Borrower by any such institution shall not at any time exceed 10% of the combined capital and surplus of such institution;

                  (f) repurchase agreements for Government Obligations which (i) are entered into with banks, trust companies or dealers in government bonds which report to, trade with and are recognized as primary dealers by a Federal Reserve Bank, and (ii) such Government Obligations shall have a fair market value on the date of the repurchase agreement equal to at least 100% of the amount of the related repurchase obligations, and (iii) such Government Obligations are transferred to the Trustee or a third party agent of the Trustee by physical delivery or by an entry made on the records of the issuer of such Government Obligations;

                  (g) obligations of any state or political subdivision thereof or any agency or instrumentality of such a state or political subdivision, the payment of principal or redemption price of and interest on which is secured by an unconditional, irrevocable letter of credit issued by a bank, trust company, savings and loan association or other financial institution, provided that at the time of its purchase both such obligation and the long term unsecured, uncollateralized debt of such financial institutions are rated in either of the two highest rating categories by S&P and Moody's;

                  (h) shares of an open-end, diversified investment company which is registered under the Investment Company Act of 1940, as amended, and which (i) invests its assets exclusively in Government Obligations having a final maturity date of less than one year from their date of purchase or invests its assets in repurchase agreements described in (f) above; (ii) seeks to maintain a constant net asset value per share; and (iii) has aggregate net assets of not less than $10,000,000 on the date of purchase of such shares; provided that, at the time of purchase, such shares are rated in either of the two highest rating categories by S&P and Moody's;

                  (i) commercial paper rated by Moody's within its NCO/Moody's ratings of prime 1, or by S&P within its ratings of A-1, or by Fitch IBCA, Inc. within its ratings of F-1;

                  (j) obligations described in Section 103(a) of the Code, the interest on which is excludable from the gross income of the owner thereof for federal income tax purposes under Section 103(a) of the Code, including any stock in a "regulated investment company" within the meaning of Section 851(a) of the Code, which corporation during any quarter of its taxable year during which the Trustee has invested therein any moneys in the Project Fund or the Bond Fund (i) meets the requirements of Section 852(a) of the Code for the taxable year; (ii) has authorized and outstanding only one class of stock; and (iii) to the extent practicable invests all its assets in obligations described in Section 103(a) of the Code and states in its prospectus made available to the Trustee at the time of such investment its intention that at least 98 percent (A) of its gross income will be derived from interest on or gains from the sale or other disposition of obligations described in Section 103(a) of the Code, or (B) of the weighted average value of its assets is represented by investments in obligations described in Section 103(a) of the Code; provided, however, that if the Trustee receives notice that, during any quarter during which the Trustee invested moneys in the Project Fund or Bond Fund therein, such regulated investment company failed to meet any of the foregoing requirements, such stock shall no longer be deemed to meet the requirements of clause (iii) of this paragraph (j);

                  (k) if the Trustee has received an opinion of Bond Counsel that such investment will not adversely affect the exclusion of interest on the Bonds from gross income for federal income tax purposes under Section 103(a) of the Code, obligations of the United States Treasury--State and Local Government Series ("SLGS"), provided the yield on the SLGS does not exceed that specified in such opinion of Bond Counsel; and

                  (l) any other investment authorized by the applicable law of the State and approved in writing by the Credit Facility Issuer.

         "Letter of Credit" means the irrevocable direct pay letter of credit, dated May 18, 2000, in the amount of $7,740,548 issued by the Bank, including any extensions thereof.

         "Loan Repayments Account" means the account of that name established in the Bond Fund pursuant to SECTION 502 hereof.

         "Majority Registered Owners" means the owners of a majority of the aggregate principal amount of the Bonds Outstanding.

         "Maturity Date" means May 1, 2020, unless the maturity of the Bonds shall be accelerated by the Trustee pursuant to SECTION 902 of this Indenture, in which case the Maturity Date of the Bonds shall be the date set forth in the notice of acceleration from the Trustee to the Issuer, the Borrower, and the Credit Facility Issuer pursuant to SECTION 902 of this Indenture.

         "Moody's" means Moody's Investors Service, Inc., a Delaware corporation, its successors and assigns, and, if such corporation shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, "Moody's" shall be deemed to refer to any other nationally recognized securities rating agency designated by the Remarketing Agent, with the consent of the Borrower and the Credit Facility Issuer.

         "Optional Tender Notice" means a notice from the owner of a Bond to the Tender Agent in the form attached to the Bond as Exhibit A.

         "Outstanding," in connection with Bonds means, as of the time in question, all Bonds authenticated and delivered under this Indenture, except:

                  (a) Bonds theretofore canceled or required to be canceled under SECTION 213 hereof;

                  (b) Bonds which are deemed to have been paid in accordance with Article XIV hereof;

                  (c) Bonds in substitution for which other Bonds have been authenticated and delivered pursuant to Article II hereof; and

                  (d)      Undelivered Bonds.

         In determining whether the owners of a requisite aggregate principal amount of Bonds Outstanding have concurred in any request; demand, authorization, direction, notice, consent or waiver under the provisions hereof, Bonds which are held by or on behalf of the Borrower (unless all of the Outstanding Bonds are then owned by the Borrower) or an Affiliate of the Borrower shall be disregarded for the purpose of any such determination; provided that the Trustee can assume that no Bonds are owned by an Affiliate of the Borrower unless the Trustee has received written notice from the Borrower as to the identity of such Affiliate.

         "Placement Agent" means the First Union Securities, Inc. and its successors or any other person designated by the Borrower meeting the requirements of SECTION 1203 hereof.

         "Preliminary Fixed Rate" means the rate of interest per annum determined by the Placement Agent at least 25 days prior to the Conversion Date to be that rate which, in the sole judgment of the Placement Agent based on market conditions prevailing on the date such rate is determined, is the minimum fixed annual rate of interest necessary to enable the Placement Agent to arrange for the sale of all of the Bonds in the secondary market at a price equal to the principal amount thereof, for which the Placement Agent would be so required to arrange for the sale on the Conversion Date pursuant to SECTION 202(e) hereof.

         "President" means the President of the Governing Board.

         "Principal Office" of the Trustee or Bond Registrar means the office at which, at the time in question, is designated as its corporate trust office from which its business hereunder is principally conducted.

         "Private Placement Memorandum" means the Private Placement Memorandum dated May 18, 2000, relating to the Bonds.

         "Project Fund" means the trust fund so designated which is established pursuant to SECTION 401 hereof.

         "Registered Owner" or "Registered Owners" or "Owner" means (a) in the event that the book-entry system of evidence of transfers of ownership in the Bonds is employed pursuant to SECTION 206, Cede & Co., as nominee for DTC, or its nominee, and (b) in all other cases, the person or persons in whose names any Bond or Bonds are registered on the books and records of the Bond Registrar pursuant to SECTION 204 of this Indenture.

         "Regular Record Date" means (a) in respect of any Interest Payment Date during the Variable Rate Period, the close of business on the Business Day immediately preceding each such Interest Payment Date, and (b) in respect of any Interest Payment Date during the Fixed Rate Period, the 15th day (whether or not a Business Day) of the calendar month next preceding each such Interest Payment Date.

         "Reimbursement Agreement" the Credit Agreement, dated s of August 30, 1998, as amended by a First Amendment to Credit Agreement, dated as of August 30, 1998, a Second Amendment to Credit Agreement, dated as of June 29, 1999, a Third Amendment to Credit Agreement, dated as of August 19, 1999 and a Fourth Amendment to Credit Agreement, dated as of February 7, 2000, between the Borrower and the Bank, and any other amendments thereto or agreements, including a Pledge and Security Agreement, dated as of May 1, 2000, between the Borrower and the Bank, or between the Borrower and another Credit Facility Issuer, setting forth the obligations of the Borrower to the Bank or such Credit Facility Issuer arising out of any payments under the Letter of Credit or other Credit Facility, as contemplated by the terms of this Indenture.

         "Remarketing Account" means the account of that name established in the Bond Purchase Fund pursuant to SECTION 302 hereof.

         "Remarketing Agent" means First Union Securities, Inc., and its successors as provided in SECTION 1201 hereof.

         "Remarketing Agreement" means the Remarketing Agreement dated as of May 1, 2000 between the Borrower and the Remarketing Agent, as amended, restated, modified or supplemented from time to time.

         "Requisite Registered Owners" shall mean the Registered Owners of more than two-thirds of the aggregate outstanding principal amount of the Bonds.

         "Responsible Officer" when used with respect to the Trustee shall mean any trust officer or assistant trust officer and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

         "Revenues" means (a) all amounts payable to the Trustee with respect to the principal or redemption price of, or interest on, the Bonds (i) by the Borrower under the Note, (ii) by the Credit Facility Issuer under a Credit Facility, and (iii) by transfer from the Project Fund pursuant to SECTION 401 hereof, and (b) investment income with respect to any moneys held by the Trustee in the Bond Fund.

         "S&P" means Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc., its successors and assigns, and, if such corporation shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, "S&P" shall be deemed to refer to any other nationally recognized securities rating agency designated by the Remarketing Agent, with the consent of the Borrower and the Credit Facility Issuer.

         "Special Record Date" means for purpose of payment of Defaulted Interest on the Bonds, the date fixed by the Trustee pursuant to SECTION 209 hereof.

         "State" means the Commonwealth of Pennsylvania.

         "Tax-Exempt Bonds" means bonds or other evidences of indebtedness, the interest on which is excluded from gross income for federal income tax purposes (although such interest may be an item of tax preference for individuals or corporations subject to the alternative minimum income tax).

         "Tax-Exempt Money Market Fund" means any entity that (i) is treated as a "grantor trust" under Subchapter J, Part 1, Subpart E of the Code in which the certificate holders or unit holders are treated as the owners of all assets owned by such trust and (ii) invests solely in Tax-Exempt Bonds; provided, however, such terms shall include a "regulated investment company" within the meaning of Section 851 of the Code meeting the requirements of such entity specified by paragraph (j) of the definition "Investment Obligations."

         "Tender Agent" means First Union National Bank and its successors as provided in SECTION 1202 hereof.

         "Tendered Bonds" means those Bonds delivered or deemed delivered by the Registered Owners for purchase pursuant to an Optional Tender Notice or on the Conversion Date.

         "Trustee" means First Union National Bank and its successors in the trust hereunder.

         "Undelivered Bonds" means (i) any Bond for which an Optional Tender Notice has been given pursuant to SECTION 203 hereof and which has not been delivered to the Tender Agent on the date specified for purchase, and (ii) any Bond which has not been delivered to the Trustee for redemption or purchase when called for redemption or purchase on any optional or mandatory redemption or purchase date or the Conversion Date; provided that in either case the Trustee has on hand and available on such date funds sufficient to purchase or redeem said Bond.

         "Variable Rate" means a variable interest rate per annum established from time to time after the Initial Rate Period as the rate of interest per annum determined by the Remarketing Agent on and as of each such Determination Date as the minimum rate of interest per annum necessary, in the judgment of the Remarketing Agent taking into account market conditions prevailing on the Determination Date, to enable the Remarketing Agent to arrange for the sale of all of the Bonds on each Determination Date in the secondary market at a price equal to the principal amount thereof (plus accrued interest to the date of settlement). In the event the Remarketing Agent fails to certify such rate for any Calculation Period, or, if for any reason the Variable Rate is held to be invalid or unenforceable by a court of competent jurisdiction for any period, the Variable Rate for each Calculation Period thereafter (if none is certified by the Remarketing Agent) shall be 90% of the yield for United States Treasury bills maturing approximately 30 days after the Determination Date for such Calculation Period as published by The Wall Street Journal on such Determination Date (or the next preceding Business Day on which The Wall Street Journal is published if not published on the Determination Date). Notwithstanding anything else contained herein, the Variable Rate shall not in any event exceed the lesser of (i) 15% per annum or (ii) the maximum rate permitted by law.

         "Variable Rate Period" means that period during which the Bonds bear interest at a Variable Rate.

         "Variable Rate Purchase Date" means while the Bonds bear interest at the Variable Rate, any Business Day (prior to or upon the effective date of the Fixed Interest Rate) on which the Bonds may be tendered for purchase at the option of the Registered Owner or Beneficial Owner thereof, in accordance with
SECTION 203 hereof, which date shall be a date at least seven days after the date of delivery of the Optional Tender Notice.

         Section 102.      RULES OF CONSTRUCTION.

         (a) Words of the masculine gender shall be deemed and construed to include correlative words of the feminine and neuter genders. Unless the context shall otherwise indicate, the words "Bond", "Registered Owners", and "person" shall include the plural as well as the singular number; the word "person" shall include any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         (b) Words importing the redemption or calling for redemption of the Bonds shall not be deemed to refer to or connote payment of Bonds at their stated maturity.

         (c) The Table of Contents, captions and headings in this Indenture are for convenience only and in no way limit the scope or intent of any provision or section of this Indenture.

         (d) All references herein to particular articles or sections are references to articles or sections of this Indenture unless some other reference is indicated.

         (e) All references herein to the Code or any particular provision or section thereof shall be deemed to refer to any successor, or successor provisions or section, thereof, as the case may be.

         (f) All references herein to time shall be Charlotte, North Carolina time.

                                   ARTICLE II

                                    THE BONDS

         Section 201. AMOUNT, TERMS, AND ISSUANCE OF BONDS. The Bonds shall be limited to $7,600,000 in aggregate principal amount and shall contain substantially the terms recited in the form of Bond above and as set forth in this Indenture. No Bonds may be issued under this Indenture except in accordance with this ARTICLE II. No additional bonds shall be issued under this Indenture.

         The Issuer may cause a copy of the text of the opinion of Bond Counsel delivered in connection with the issuance of the Bonds to be printed on any of the Bonds. The Bonds may bear such endorsement or legend satisfactory to the Trustee as may be required to conform to usage or law with respect thereto, including the imposition of CUSIP or other identifying numbers.

         Upon satisfaction of the conditions set forth in SECTION 214 hereof, the Issuer shall issue the Bonds, and the Trustee shall, at the Issuer's request, authenticate the Bonds and deliver them as specified in the request.

         Section 202. DESIGNATION, DENOMINATIONS, MATURITY, DATES AND INTEREST RATES OF THE BONDS.

         (a) DESIGNATION, DENOMINATIONS, MATURITY, DATES. The Bonds shall be designated "Adams County Industrial Development Authority Variable Rate Demand/Fixed Rate Revenue Bonds (Genlyte Thomas Group, LLC Project), Series of 2000." The Bonds shall be issuable as fully registered Bonds in the denomination of $100,000 or any integral multiple of $5,000 in excess thereof, provided that if less than $100,000 principal amount of Bonds is outstanding only one Bond shall be issued in such smaller denomination. Except when only one Bond remains outstanding, no amount of Bonds may be tendered, retained or redeemed under the terms of the Indenture which would result in the ownership of Bonds in denominations other than approved hereunder. All Bonds shall bear the date of their authentication, shall bear interest from the most recent date to which interest has been paid or duly provided for or, if authenticated on an Interest Payment Date, from that date, or if no interest has been paid or duly provided for, from the original date of authentication, and shall mature, subject to prior redemption as provided in ARTICLE VII hereof, on the Maturity Date.

         (b) INTEREST RATES. The Bonds shall bear interest at the applicable rate provided below. On each Interest Payment Date, interest accrued through the day immediately preceding such Interest Payment Date shall be payable. While the Bonds bear interest at a Variable Rate, interest on the Bonds shall be computed on the basis of a year of 365 or 366 days, as applicable, for the number of days actually elapsed, and from and including the Conversion Date, and thereafter, interest on the Bonds shall be computed on the basis of a 360-day year of twelve equal months of 30 days each.

         (c) INITIAL INTEREST RATE. For the Initial Rate Period, the Bonds shall bear interest at the Initial Interest Rate.

         (d) VARIABLE RATE. Following the Initial Rate Period and until the Conversion Date, the Bonds shall bear interest at the Variable Rate. During the Variable Rate Period, the Remarketing Agent shall determine the Variable Rate for the Bonds on each Determination Date. The Remarketing Agent shall give telephonic or facsimile notice on the Determination Date to the Trustee and the Borrower of the Variable Rate to be in effect for the next succeeding Calculation Period. The determination of the Variable Rate by the Remarketing Agent shall be conclusive and binding upon the Registered Owners, the Issuer, the Borrower, the Trustee, the Tender Agent and the Remarketing Agent.

         (e)      FIXED RATE; CONVERSION TO FIXED RATE.

                  (i) At the election of the Borrower, the Bonds shall bear interest at the Fixed Rate from and after any Interest Payment Date following compliance by the Borrower with the provisions of this
         SECTION 202(e). The Fixed Rate shall be established after delivery by the Borrower to the Issuer, the Trustee, the Credit Facility Issuer, if any, the Tender Agent and the Remarketing Agent of: (a) a notice to the effect that the interest rate on the Bonds shall become fixed on the Conversion Date specified in such notice, which notice shall designate the Placement Agent and state whether or not a Credit Facility will be in effect after the Conversion Date and, if so, the name of the Credit Facility Issuer, (b) an opinion of Bond Counsel addressed to the Trustee and the Issuer that the establishment of a Fixed Rate is authorized and permitted under this Indenture and will not cause interest on the Bonds to be includable in the gross income of the Registered Owners for federal income tax purposes and (c) an agreement between the Placement Agent and the Borrower concerning the placement of the Bonds at the Fixed Rate. Such notice and opinion must be delivered not less than 45 nor more than 60 days prior to the Conversion Date.

                  (ii) At least 25 days prior to the proposed Conversion Date, the Placement Agent shall determine the Preliminary Fixed Rate as of such date and shall notify the Trustee and the Borrower of the Preliminary Fixed Rate by telephone, telecopier, telex, telegram or other telecommunication device and upon request shall confirm such notice in writing.

                  (iii) Upon receipt of notice of the Preliminary Fixed Rate, the Trustee shall, as soon as practicable (but in no event more than three Business Days thereafter), mail, in the name of the Issuer, a notice to the owners of the Bonds, which notice shall be in the form attached hereto as Exhibit A.

                  (iv) Each Registered Owner shall be deemed to have tendered its Bonds to the Tender Agent on the date identified as the Conversion Date in the notice given by the Trustee pursuant to SECTION 202(e)(iii). Each Registered Owner shall not be entitled to any payment (including any interest to accrue subsequent to the Conversion Date) other than the purchase price for such Bonds which shall be equal to the unpaid principal amount of such Bonds, and any such Bonds shall no longer be entitled to the benefits of this Indenture, except for the purpose of payment of the purchase price therefor and interest payable on the Conversion Date. Payment of the purchase price of any such Bonds shall be made only upon the presentment and surrender of such Bonds to the Tender Agent. Upon request, the Trustee shall provide the Tender Agent with the address set forth on the Bond Register (as hereinafter defined) for such Registered Owner. In the case of any Bond deemed tendered, the Issuer shall cause to be executed, and the Trustee shall authenticate and deliver to the new Registered Owner as provided in
         SECTION 301 hereof, a new Bond of like date and tenor in lieu of and in substitution for such Bond deemed to be tendered.

                  (v) On the Conversion Date the Fixed Rate shall be established as follows:

                           (A) if the Placement Agent shall have arranged for the sale of any or all Tendered Bonds at a price equal to the principal amount thereof, the Fixed Rate shall be equal to the interest rate or rates at which such Bonds were sold by the Placement Agent, provided that all Tendered Bonds shall be sold at par and at a rate greater than or equal to the Preliminary Fixed Rate; or

                           (B) if the Placement Agent shall have arranged for the sale of none of the Tendered Bonds, the Fixed Rate shall be equal to the Preliminary Fixed Rate.

                  (vi) If, for any reason, the Fixed Rate is held to be invalid or unenforceable by a court of competent jurisdiction, the Fixed Rate will be 8% per annum.

         Notwithstanding anything to the contrary contained herein or in the Indenture, the Fixed Rate shall in no event be a rate of interest in excess of the maximum rate permitted by law.

                  (vii) The Fixed Rate shall be computed on the basis of a 360-day year of twelve equal months of 30 days each and interest on the Bonds shall be payable on each Interest Payment Date after the Conversion Date until the principal of, and premium, if any, and interest on the Bonds shall have been paid in full.

                  (viii) Upon the determination of the Fixed Rate, the Trustee shall give notice of the same as soon as practicable (but in no event more than two Business Days thereafter) to the owners of Bonds being converted to bear the Fixed Rate.

                  (ix) On or before the Conversion Date, all Bonds shall be presented to the Trustee for stamping or otherwise noting thereon of the legend:

                     The interest rate on this Bond has been fixed at _____% per annum in accordance with the provisions of this Bond and SECTION 202(e) of the Indenture.

                  (x) Notwithstanding any provision in this Indenture to the contrary, no conversion to the Fixed Rate shall be permitted unless the Trustee, the Issuer and the Remarketing Agent shall have received, at least two (2) Business Days prior to the proposed Conversion Date, a copy of a continuing disclosure agreement imposing obligations upon the

         Borrower, the Trustee or any other responsible party to comply with the requirements of S.E.C. Rule 15c2-12, as it may be amended or supplemented from time to time, with respect to the Bonds, together with such disclosure documents as the Remarketing Agent shall require in order to comply with such Rule, if the Rule will be applicable upon such conversion.

         Section 203.      OPTIONAL TENDER PROVISIONS OF THE BONDS.

         (a) While the Bonds bear interest at the Variable Rate, any Bond or portion thereof in an authorized denomination (other than a Bond registered in the name of the Borrower) shall be purchased on the demand of the Registered Owner thereof, on any Business Day at least ten (10) days prior to the Conversion Date at a purchase price equal to 100% of the principal amount thereof plus accrued interest to the purchase date, if the Registered Owner of such Bond delivers to the Tender Agent at its address filed with the Trustee an Optional Tender Notice at least seven (7) days prior to the purchase date specified in such Optional Tender Notice.

         (b) Any Optional Tender Notice delivered pursuant to the preceding paragraph shall automatically constitute: (i) an irrevocable offer to sell such Bond on the Variable Rate Purchase Date at a price equal to 100% of the principal amount of such Bond plus accrued interest to the Variable Rate Purchase Date; and (ii) an irrevocable authorization and instruction to the Bond Registrar to effect transfer of such Bond to the purchaser thereof on the Variable Rate Purchase Date. No purchase of Bonds pursuant to the provisions of this SECTION 203 shall be deemed a redemption thereof.

         (c) Unless the Bonds are being held pursuant to a book-entry system as provided in SECTION 206 hereof, any Registered Owner who delivers an Optional Tender Notice pursuant to this SECTION 203 shall deliver such Bond to the Tender Agent, at its address filed with the Trustee, not less than five days prior to the Variable Rate Purchase Date specified in the aforesaid Optional Tender Notice. All Bonds delivered to the Tender Agent pursuant to this SECTION 203 must be duly endorsed for transfer in blank in form satisfactory to the Trustee.

         (d) If a Registered Owner who gives the Optional Tender Notice shall fail to deliver the Bond or Bonds identified in the Optional Tender Notice to the Tender Agent at or prior to 10:00 a.m. on the Variable Rate Purchase Date, such Undelivered Bond shall be deemed purchased and shall cease to accrue interest on such Variable Rate Purchase Date and the Registered Owner thereof shall thereafter be entitled only to payment of the purchase price therefor and to no other benefits of this Indenture, and the Issuer, to the extent permitted by law, shall execute and the Trustee or the Authenticating Agent shall authenticate and deliver a substitute Bond or Bonds in lieu of the Undelivered Bond and the Bond Registrar shall register such Bond in the name of the purchaser or purchasers thereof pursuant to SECTION 205 hereof. The Tender Agent shall notify the Trustee and the Bond Registrar of any Undelivered Bonds. The Trustee shall (i) notify the Remarketing Agent of such Undelivered Bonds and
(ii) place a stop transfer against such Undelivered Bonds until the Undelivered Bonds are properly delivered to the Tender Agent. Upon notice of such delivery, the Bond Registrar shall make any necessary adjustment to the Bond Register.

         (e) Notwithstanding anything to the contrary contained herein, the rights of the Registered Owners to tender Bonds pursuant to this SECTION 203 shall cease immediately and without further notice from and including the date payment of the Bonds is accelerated following an Event of Default pursuant to
ARTICLE IX hereof.

         (f) If the Bonds are being held pursuant to a book-entry system as provided in SECTION 206 hereof, then an Optional Tender Notice may be delivered by a Beneficial Owner. Such Optional Tender Notice must be delivered as required under SECTION 203(a) and must state that the Beneficial Owner will cause its beneficial interest or portion thereof in an authorized denomination to be tendered, the amount of such interest to be tendered, the Optional Tender Date on which such interest is to be tendered and the identity of the DTC Participant through which the Beneficial Owner maintains its interest. Upon delivery of such notice, such Beneficial Owner must arrange to have its beneficial ownership interest in the Bonds being tendered transferred to the Tender Agent at or prior to 10:00 a.m. on the Optional Tender Date but need not otherwise comply with the provisions of SECTION 203(c).

         Section 204. REGISTERED BONDS REQUIRED, BOND REGISTRAR AND BOND REGISTER. All Bonds shall be issued in fully registered form. The Bonds shall be registered upon original issuance and upon subsequent transfer or exchange as provided in this Indenture.

         The Issuer shall designate one or more persons to act as "Bond Registrar" for the Bonds provided that the Bond Registrar appointed for the Bonds shall be either the Trustee or a person which would meet the requirements for qualification as a successor trustee imposed by SECTION 1011 hereof. The Issuer hereby appoints First Union National Bank as its Bond Registrar in respect of the Bonds. Any person other than the Trustee undertaking to act as Bond Registrar shall first execute a written agreement, in form satisfactory to the Trustee, to perform the duties of a Bond Registrar under this Indenture, which agreement shall be filed with the Trustee and the Tender Agent.

         The Bond Registrar shall act as registrar and transfer agent for the Bonds. There shall be kept at an office of the Bond Registrar a register (herein sometimes referred to as the "Bond Register") in which, subject to such reasonable regulations as the Issuer, the Trustee or the Bond Registrar may prescribe, there shall be provisions for the registration of the Bonds and for the registration of transfers of the Bonds. The Issuer shall cause the Bond Registrar to designate, by a written notification to the Trustee, a specific office location (which may be changed from time to time, upon similar notification) at which the Bond Register is kept. In the absence of a specific designation by the Bond Registrar, the principal corporate trust office of the Trustee in Charlotte, North Carolina shall be deemed such office in respect of the Bonds for which the Trustee is acting as Bond Registrar.

         Section 205.      TRANSFER AND EXCHANGE. Subject to the provisions of
SECTION 206 below, the following provisions shall be applicable to all transfers and exchanges of Bonds. Upon surrender for transfer of any Bond at the office of the Bond Registrar, the Issuer shall execute and the Trustee or its Authenticating Agent shall authenticate and deliver in the name of the transferee or transferees, one or more new fully registered Bonds of authorized denomination in the aggregate principal amount which the Registered Owner is entitled to receive; provided that if monies for the purchase of such Bond have been provided pursuant to a draw under the Credit Facility, such Bond shall not be transferable to anyone other than the Borrower or its assignee or pledgee. Except for transfers in connection with the purchase of Bonds pursuant to
SECTION 203 and 701(e) and the remarketing thereof pursuant to ARTICLE III, which shall be effected at the office of the Tender Agent, Bonds shall be surrendered for transfer at the principal corporate trust office of the Trustee in Charlotte, North Carolina. Also, the Issuer shall execute and the Trustee or its Authenticating Agent shall authenticate and deliver Bonds in lieu of Undelivered Bonds.

         Bonds may be exchanged for other Bonds of any other authorized denomination, of a like aggregate principal amount, upon surrender of the Bonds to be exchanged at the principal corporate trust office of the Bond Registrar or Trustee; provided, however, that in connection with the purchase of Bonds tendered for purchase pursuant to SECTIONS 203 and 701(e) hereof and the remarketing thereof pursuant to ARTICLE III, Bonds may be exchanged at the principal office of the Tender Agent or any office of any agent designated by the Trustee. Whenever any Bonds are so surrendered for exchange, the Issuer shall execute, and the Trustee or its Authenticating Agent shall authenticate and deliver, the Bonds which the Registered Owner making the exchange is entitled to receive.

         All Bonds presented for transfer, exchange, redemption or payment (if so required by the Issuer, the Bond Registrar or the Trustee), shall be accompanied by a written instrument or instruments of transfer or authorization for exchange, in form satisfactory to the Bond Registrar, which may include a signature guarantee, duly executed by the Registered Owner or by his attorney duly authorized in writing.

         No service charge shall be made to a Registered Owner for any exchange or transfer of Bonds, but the Issuer or the Bond Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

         Except in connection with the purchase of Bonds pursuant to SECTIONS 203 and 701(e) hereof and the remarketing thereof pursuant to ARTICLE III, neither the Issuer nor any Bond Registrar on behalf of the Issuer shall be required to issue, transfer or exchange any Bond selected for redemption in whole or in part or to issue, transfer or exchange any of the Bonds during the period of ten days preceding the date a notice of redemption is sent.

         New Bonds delivered upon transfer or exchange shall be valid obligations of the Issuer, evidencing the same debt as the Bonds surrendered, shall be secured by this Indenture and shall be entitled to all of the security and benefits hereof to the same extent as the Bonds surrendered.

         Section 206. BOOK-ENTRY SYSTEM. The Borrower may make appropriate arrangements for the Bonds (or any portion thereof) to be issued or held by means of a book-entry system administered by DTC with no physical distribution of Bonds made to the public (other than those Bonds, if any, not held under such book-entry system). References in this SECTION 206 to a Bond or the Bonds shall be construed to mean the Bond or the Bonds that are held under the book-entry system. In such event, one Bond of each maturity shall be issued to DTC and immobilized in its custody. A book-entry system shall be employed, evidencing ownership of the Bonds in Authorized Denominations, with transfers of beneficial ownership effected on the records of DTC and the DTC Participants pursuant to rules and procedures established by DTC.

         Each DTC Participant shall be credited in the records of DTC with the amount of such DTC Participant's interest in the Bonds. Beneficial ownership interests in the bonds may be purchased by or through DTC Participants. The holders of these beneficial ownership interests are hereinafter referred to as the "Beneficial Owners." The Beneficial Owners shall not receive Bonds representing their beneficial ownership interests. The ownership interests of each Beneficial Owner shall be recorded through the records of the DTC Participant from which such Beneficial Owner purchased its Bonds. Transfers of Ownership interests in the Bonds shall be accomplished by book entries made by DTC and, in turn, by DTC Participants acting on behalf of Beneficial Owners. SO LONG AS CEDE & CO., AS NOMINEE FOR DTC, IS THE REGISTERED OWNER OF THE BONDS, THE TRUSTEE SHALL TREAT CEDE & CO. AS THE ONLY HOLDER OF THE BONDS FOR ALL PURPOSES UNDER THIS INDENTURE, INCLUDING RECEIPT OF ALL PRINCIPAL OF, PREMIUM, IF ANY, AND INTEREST ON THE BONDS, RECEIPT OF NOTICES, VOTING AND REQUESTING OR DIRECTING THE TRUSTEE TO TAKE OR NOT TO TAKE, OR CONSENTING TO, CERTAIN ACTIONS UNDER THIS INDENTURE.

         Payments of principal, interest, premium, if any, and purchase price with respect to the Bonds, so long as DTC is the only owner of the Bonds, shall be paid by the Trustee directly to DTC or its nominee, Cede & Co. as provided in the Letter of Representations dated May 10, 2000, from the Issuer, the Remarketing Agent and the Trustee in its capacities as such and as Tender Agent and Paying Agent to DTC with respect to the Bonds. DTC shall remit such payments to DTC Participants, and such payments thereafter shall be paid by DTC Participants to the Beneficial Owners. The Issuer, the Borrower, the Tender Agent and the Trustee shall not be responsible or liable for payment by DTC or DTC Participants, for sending transaction statements or for maintaining, supervising or reviewing records maintained by DTC or DTC Participants.

         Notwithstanding anything to the contrary contained in this Indenture, for so long as Cede & Co. is the sole registered owner of the Bonds, all tenders and deliveries of Bonds under the provisions of this Indenture shall be made pursuant to DTC's procedures in effect from time to time and none of the Issuer, the Trustee, the Tender Agent or the Remarketing Agent shall have any responsibility for or liability with respect to the implementation of such procedures.

         In the event that (1) DTC determines not to continue to act as securities depository for the Bonds of any Series or (2) the Borrower, with the consent of the Trustee and the Remarketing Agent, determines that the continuation of the book-entry system of evidence and transfer of ownership of the Bonds would adversely affect its interests or the interests of the Beneficial Owners of the Bonds, the Issuer shall, at the request of the Borrower or the Trustee, discontinue the book-entry system with DTC with respect to the Bonds. If the Borrower fails to identify another qualified securities depository to replace DTC, the Trustee shall authenticate and deliver replacement Bonds in the form of fully registered Bonds pursuant to the written instructions of DTC.

         The securities depository may be removed at any time at the election of the Remarketing Agent, with the consent of the Trustee, and a new securities depository may thereupon be appointed by the Remarketing Agent with the consent of the Trustee.

         THE ISSUER, THE BORROWER, THE REMARKETING AGENT, THE TENDER AGENT AND THE TRUSTEE SHALL NOT HAVE ANY RESPONSIBILITY OR OBLIGATIONS TO ANY DTC PARTICIPANT OR ANY BENEFICIAL OWNER WITH RESPECT TO (i) THE BONDS; (ii) THE ACCURACY OF ANY RECORDS MAINTAINED BY DTC OR ANY DTC PARTICIPANT; (iii) THE PAYMENT BY DTC OR ANY DTC PARTICIPANT OF ANY AMOUNT DUE TO ANY BENEFICIAL OWNER IN RESPECT OF THE PRINCIPAL OF, PREMIUM, IF ANY, AND INTEREST ON THE BONDS; (iv) THE DELIVERY OR TIMELINESS OF DELIVERY BY DTC OR ANY DTC PARTICIPANT OF ANY NOTICE DUE TO ANY BENEFICIAL OWNER THAT IS REQUIRED OR PERMITTED UNDER THE TERMS OF THIS INDENTURE TO BE GIVEN TO BENEFICIAL OWNERS; (v) THE SELECTION OF BENEFICIAL OWNERS TO RECEIVE PAYMENTS IN THE EVENT OF ANY PARTIAL REDEMPTION OF THE BONDS; OR (vi) ANY CONSENT GIVEN OR OTHER ACTION TAKEN BY DTC, OR ITS NOMINEE, CEDE & CO., AS OWNER.

         In the event that a book-entry system of evidence and transfer of ownership of the Bonds is discontinued pursuant to the provisions of this Section, the Bonds shall be delivered solely as fully registered Bonds without coupons in the Authorized Denominations, shall be lettered "R" and numbered separately from 1 upward, and shall be payable, executed, authenticated, registered, exchanged and canceled pursuant to the provisions hereof.

         The Borrower shall not be limited to utilizing a book-entry system maintained by DTC but may enter into a custody agreement with any bank or trust company serving as custodian (which may be the Trustee serving in the capacity of custodian) to provide for a book-entry or similar method for the registration and registration of transfer of all or a portion of the Bonds.

         SO LONG AS A BOOK-ENTRY SYSTEM OF EVIDENCE OF TRANSFER OF OWNERSHIP OF ALL THE BONDS IS MAINTAINED IN ACCORDANCE HEREWITH, THE PROVISIONS OF THIS INDENTURE RELATING TO THE DELIVERY OF PHYSICAL BOND CERTIFICATES WITH RESPECT TO THE BONDS SHALL BE DEEMED INAPPLICABLE OR BE OTHERWISE SO CONSTRUED AS TO GIVE FULL EFFECT TO SUCH BOOK-ENTRY SYSTEM.

         Section 207. EXECUTION. The Bonds shall be executed by the manual or facsimile signature of the Chairman, and the seal of the Issuer shall be affixed, imprinted, lithographed or reproduced thereon and shall be attested by the manual or facsimile signature of the President or other authorized officer.

         Bonds executed as above provided may be issued and shall, upon request of the Issuer, be authenticated by the Trustee or the Authenticating Agent, notwithstanding that any officer signing such Bonds or whose facsimile signature appears thereon shall have ceased to hold office at the time of issuance or authentication or shall not have held office at the date of the Bond.

         Section 208. AUTHENTICATION; AUTHENTICATING AGENT. No Bond shall be valid for any purpose until the Trustee's Certificate of Authentication thereon shall have been duly executed as provided in this Indenture, and such authentication shall be conclusive proof that such Bond has been duly authenticated and delivered under this Indenture and that the Registered Owner thereof is entitled to the benefit of the trust hereby created, subject to the provisions of SECTION 202(e)(iv), SECTION 203(d) and ARTICLE XIV hereof.

         If the Bond Registrar is other than the Trustee, the Trustee may appoint the Bond Registrar as an Authenticating Agent with the power to act on the Trustee's behalf and subject to its direction in the authentication and delivery of Bonds in connection with transfers and exchanges under SECTION 205 hereof, and the authentication and delivery of Bonds by an Authenticating Agent pursuant to this Section shall, for all purposes of this Indenture, be deemed to be the authentication and delivery "by the Trustee." The Trustee shall, however, itself authenticate all Bonds upon their initial issuance. The Authenticating Agent may authenticate Bonds in substitution for Undelivered Bonds as provided in SECTION 303(c) hereof. The Authenticating Agent shall be entitled to reasonable compensation from the Borrower for its services.

         Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate trust business of any Authenticating Agent, shall be the successor of the Authenticating Agent hereunder, if such successor corporation is otherwise eligible as a Bond Registrar under SECTION 204, without the execution or filing of any further document on the part of the parties hereto or the Authenticating Agent or such successor corporation.

         Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee, the Issuer, the Remarketing Agent and the Borrower. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent, the Issuer and the Borrower. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible under this Section, the Trustee shall promptly appoint a successor Authenticating Agent, shall give written notice of such appointment to the Issuer and the Borrower, and shall mail notice of such appointment to all Registered Owners of Bonds as the names and addresses of such Registered Owners appear on the Bond Register.

         Section 209. PAYMENT OF PRINCIPAL AND INTEREST; INTEREST RIGHTS PRESERVED. The principal and redemption price of any Bond shall be payable, upon surrender of such Bond, at the principal corporate trust office of the Trustee. Interest on each Interest Payment Date shall be payable by check, mailed on the Interest Payment Date to the address of the person entitled thereto on the Regular Record Date or, if applicable, the Special Record Date, as such address shall appear in the Bond Register. Interest shall also be payable by wire transfer to any Registered Owner of Bonds in the principal amount of $1,000,000 or more at the written request of the Registered Owner received by the Trustee at least five days prior to the Regular Record Date or Special Record Date.

         Interest on any Bond which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the person in whose name that Bond is registered at the close of business on the Regular Record Date for such interest.

         Any interest on any Bond which is payable, but is not punctually paid or provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Registered Owner of such Bonds on the relevant Regular Record Date solely by virtue of such Registered Owner having been such Registered Owner on the Regular Record Date, and such Defaulted Interest shall be paid, pursuant to SECTION 911 hereof, to the person in whose name the Bond is registered at the close of business on a Special Record Date to be fixed by the Trustee, such date to be not more than 15 nor less than 10 days prior to the date of proposed payment. The Trustee shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first class postage prepaid, to each Registered Owner, at its address as it appears in the Bond Register, not less than 10 days prior to such Special Record Date.

         Subject to the foregoing provisions of this SECTION 209, each Bond delivered under this Indenture upon transfer of or exchange for or in lieu of any other Bond shall carry the rights to interest accrued and unpaid, and to accrue, on such other Bond.

         Section 210. PERSONS DEEMED OWNERS. The Issuer, the Trustee, the Bond Registrar and the Authenticating Agent may deem and treat the person in whose name any Bond is registered as the absolute owner thereof (whether or not such Bond shall be overdue and notwithstanding any notation of ownership or other writing thereon made by anyone other than the Issuer, the Trustee, the Bond Registrar or the Authenticating Agent) for the purpose of receiving payment of or on account of the principal of (and premium, if any, on), and (subject to SECTION 209) interest on such Bond, and for all other purposes, and neither the Issuer, the Trustee, the Bond Registrar, nor the Authenticating Agent shall be affected by any notice to the contrary. All such payments so made to any such Registered Owner, or upon his order, shall be valid and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Bond.

         Section 211. MUTILATED, DESTROYED, LOST, STOLEN OR UNDELIVERED BONDS. If any Bond shall become mutilated, the Issuer shall execute, and the Trustee or its Authenticating Agent shall thereupon authenticate and deliver, a new Bond of like tenor and denomination in exchange and substitution for the Bond so mutilated, but only upon surrender to the Trustee of such mutilated Bond for cancellation, and the Issuer and the Trustee may require reasonable indemnity therefor. If any Bond shall be reported lost, stolen or destroyed, evidence as to the loss, theft or destruction thereof shall be submitted to the Issuer and the Trustee; and if such evidence shall be satisfactory to both and indemnity satisfactory to both shall be given, the Issuer shall execute, and thereupon the Trustee or its Authenticating Agent shall authenticate and deliver, a new Bond of like tenor and denomination. The cost of providing any substitute Bond under the provisions of this Section shall be borne by the Registered Owners for whose benefit such substitute Bond is provided. If any such mutilated, lost, stolen or destroyed Bond shall have matured or be about to mature, the Issuer may, with the consent of the Trustee, pay to the Registered Owner the principal amount of such Bond upon the maturity thereof and the compliance with the aforesaid conditions by such Registered Owner, without the issuance of a substitute Bond therefor.

         Every substitute Bond issued pursuant to this SECTION 211 shall constitute an additional contractual obligation of the Issuer, whether or not the Bond alleged to have been destroyed, lost or stolen shall be at any time enforceable by anyone, and shall be entitled to all of the benefits of this Indenture equally and proportionately with any and all other Bonds duly issued hereunder.

         All Bonds shall be held and owned upon the express condition that the foregoing provisions are, to the extent permitted by law, exclusive with respect to the replacement or payment of mutilated, destroyed, lost, stolen or undelivered Bonds and shall preclude any and all other rights or remedies.

         Section 212. TEMPORARY BONDS. Pending preparation of definitive Bonds, or by agreement with the purchasers of all Bonds, the Issuer may issue, and, upon request, the Trustee shall authenticate, in lieu of definitive Bonds one or more temporary printed or typewritten Bonds of substantially the tenor recited above in any denomination authorized under SECTION 202. Upon request of the Issuer, the Trustee shall authenticate definitive Bonds in exchange for and upon surrender of an equal principal amount of temporary Bonds. Until so exchanged, temporary Bonds shall have the same rights, remedies and security hereunder as definitive Bonds.

         Section 213. CANCELLATION OF SURRENDERED BONDS. Bonds surrendered for payment, redemption, transfer or exchange and Bonds surrendered to the Trustee by the Issuer or by the Borrower for cancellation shall be canceled by the Trustee and a certificate evidencing such cancellation shall be furnished by the Trustee to the Issuer and the Borrower. Bonds purchased pursuant to SECTIONS 203 and 701(E) shall not be surrendered Bonds and, unless otherwise specifically provided in this Indenture, shall be Outstanding Bonds.

         Section 214. CONDITIONS OF ISSUANCE. Prior to or simultaneously with the authentication and delivery of the Bonds by the Trustee, the Trustee shall have received written notice from the Bank that the conditions for the issuance of the Letter of Credit as set forth in the Reimbursement Agreement have been satisfied and there shall be filed with the Trustee the following:

         (a) A copy, certified by the President, of an ordinance or resolution of Governing Board authorizing the issuance of the Bonds, awarding the Bonds and directing the authentication and delivery of the Bonds to or upon the order of certain purchaser(s) upon payment of the purchase price therein set forth.

         (b)      The original executed Letter of Credit.

         (c) The original executed Note (endorsed without recourse by the Issuer to the Trustee), the Remarketing Agreement, the Loan Agreement and executed counterparts of this Indenture.

         (d) An opinion of Counsel for the Issuer, which may be Bond Counsel, to the effect that (i) the execution and delivery of this Indenture and the Loan Agreement have been duly authorized by the Issuer, that this Indenture and the Loan Agreement are in substantially the forms so authorized and have been duly executed by the Issuer and that, assuming proper authorization and execution of the Indenture by the Trustee and of the Loan Agreement by the Borrower, this Indenture and the Loan Agreement are the valid and binding agreements of the Issuer in accordance with their respective terms and (ii) the issuance of the Bonds and the execution of this Indenture have been duly and validly authorized by the Issuer, that all conditions precedent to the delivery of the Bonds have been fulfilled and that the Bonds and this Indenture are valid and binding agreements of the Issuer in accordance with their terms and that interest on the Bonds is not includable in the gross income of the Registered Owners for federal income tax purposes under applicable law.

         (e) An opinion of Counsel to the Borrower to the effect that the execution and delivery of the Loan Agreement, the Note and the Remarketing Agreement have been duly authorized by the Borrower, that the Loan Agreement, the Note and the Remarketing Agreement have been duly executed and delivered by the Borrower, and that the Loan Agreement, the Note and the Remarketing Agreement, assuming due authorization, execution and delivery thereof by the other parties thereto, if any, are valid, binding and enforceable against the Borrower in accordance with their terms, subject to the qualification that enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and limitations imposed by general principles of equity upon specific enforcement, injunctive relief or other equitable remedies.

         When the documents mentioned in clauses (a) through (e) of this Section shall have been filed with the Trustee, and when the Bonds shall have been executed as required by this Indenture, the Trustee shall authenticate the Bonds and deliver them to or upon the order of the purchaser(s) but only upon payment to the Trustee for the account for the Issuer of the purchase price of the Bonds. The Trustee shall be entitled to rely conclusively upon such resolution or resolutions, or documents approved thereby, as to the name of the purchasers and the amount of such purchase price.

         Simultaneously with the delivery of the Bonds, the Trustee shall apply the proceeds of the Bonds in accordance with ARTICLE IV of this Indenture.

                                   ARTICLE III

                   PURCHASE AND REMARKETING OF TENDERED BONDS

         Section 301.      REMARKETINGS OF TENDERED BONDS.

         (a) Not later than the close of business on the date the Tender Agent receives an Optional Tender Notice, the Tender Agent shall notify the Remarketing Agent and the Borrower by telephone, telex or telecopier, confirmed in writing if requested, specifying the Variable Rate Purchase Date and the aggregate principal amount of Bonds to be purchased on the Variable Rate Purchase Date pursuant to such Optional Tender Notices.

         (b) Not later than the close of business on the 10th day prior to the Conversion Date, the Trustee shall notify the Placement Agent and the Borrower by telephone, telex or telecopier, confirmed in writing if requested, specifying the aggregate principal amount of Bonds deemed tendered for mandatory purchase on the Conversion Date.

         (c) Except as provided in paragraph (d) below and SECTION 305, upon receipt by the Remarketing Agent of notice from the Tender Agent pursuant to SECTION 301(a) hereof and by the Placement Agent of notice from the Trustee pursuant to SECTION 301(b) hereof, the Remarketing Agent or the Placement Agent, as the case may be, shall use its best efforts to arrange for the sale, at par plus accrued interest, if any, of such Bonds for settlement on the Variable Rate Purchase Date or Conversion Date, respectively. At or before 4:00 p.m. on the Business Day preceding the Variable Rate Purchase Date or Conversion Date, the Remarketing Agent or the Placement Agent, respectively, shall give notice by telephone, telecopier or telex, promptly confirmed in writing if requested, to the Trustee and the Tender Agent specifying the principal amount of such Bonds, if any, to be placed by it and to the Tender Agent and Bond Registrar the names, addresses and social security numbers or other tax identification numbers of the proposed purchasers thereof.

         (d) Notwithstanding the provisions of paragraph (c) above, any Bond purchased pursuant to the terms of this Indenture from the date notice of redemption or conversion is given shall not be remarketed except to a buyer who agrees at the time of such purchase to tender such Bond for redemption or purchase on the redemption or purchase date.

         (e) During the Variable Rate Period, the Remarketing Agent shall continue to use its best efforts to arrange for the sale, at the best price available, but not less than the principal amount thereof plus accrued interest, of any Bonds purchased with moneys advanced under the Credit Facility pursuant to SECTION 302(a)(ii) hereof; provided that Bonds purchased with moneys advanced under the Credit Facility shall not be resold unless the Credit Facility has been reinstated by the amount drawn thereunder to pay the purchase price for such Bonds or will be concurrently reinstated by such amount from the proceeds of such sale upon delivery to the Credit Facility Issuer of the proceeds of such sale and any reinstatement certificate required by such Credit Facility Issuer.

         Section 302.      PURCHASE OF BONDS DELIVERED TO TENDER AGENT.

         (a) There is hereby established with the Tender Agent a Bond Purchase Fund out of which the purchase price for Bonds tendered for purchase on a Variable Rate Purchase Date, the Conversion Date or on such other date on which Bonds are remarketed shall be paid. Moneys held in the Bond Purchase Fund shall be held as cash and not be invested by the Tender Agent. There are hereby established in the Bond Purchase Fund two separate and segregated accounts, to be designated the "Remarketing Account" and the "Bank Account." Funds received from purchasers of Tendered Bonds (other than the Borrower, any Affiliate, the Credit Facility Issuer or the Issuer) shall be deposited by the Remarketing Agent or the Placement Agent, as the case may be, in the Remarketing Account. At or prior to 10:00 a.m. on each Variable Rate Purchase Date or the Conversion Date, the Remarketing Agent or the Placement Agent, as the case may be, shall deliver to the Tender Agent for deposit in the Remarketing Account of the Bond Purchase Fund immediately available funds, payable to the order of the Tender Agent, in an amount equal to the purchase price of the Bonds to be delivered to the Tender Agent that have been remarketed by the Remarketing Agent or placed by the Placement Agent as specified in the notice delivered pursuant to SECTION 301(c) hereof and shall verify that such Bonds were not remarketed to the Borrower, any Affiliate, the Credit Facility Issuer or the Issuer. Funds, if any, drawn by the Trustee under the Credit Facility pursuant to SECTION 302(b) below in an amount equal to the aggregate purchase price of Bonds tendered for purchase less the amount available in the Remarketing Account shall, at the direction of the Trustee, be delivered by the Credit Facility Issuer to the Tender Agent for deposit in the Bank Account of the Bond Purchase Fund. On each Variable Rate Purchase Date and on the Conversion Date, the Tender Agent shall effect the purchase, but only from the funds listed below, from the Registered Owners of such Bonds as are tendered or deemed tendered at a purchase price equal to the principal amount thereof, plus accrued interest, if any, to the date of purchase and such payment shall be made in immediately available funds. Funds for the payment of such purchase price shall be derived from the following sources in the order or priority indicated:

                  (i)      proceeds of the remarketing of such Bonds pursuant to
         SECTION 301(c) hereof which constitute Available Moneys;

                  (ii) moneys furnished by the Trustee to the Tender Agent representing proceeds of a drawing by the Trustee under the Credit Facility; and

                  (iii)    any other moneys available for such purposes.

         (b) The Tender Agent shall advise the Trustee by telex or telecopier and shall advise the Credit Facility Issuer by telephone, in each case no later than 10:30 a.m., on each Variable Rate Purchase Date or the Conversion Date, as the case may be, of the amount of any drawing under the Credit Facility necessary to make full and timely payments hereunder. The Trustee shall promptly (and in no event later than 11:00 a.m.) take all action necessary to draw on the Credit Facility the specified amount. All amounts received by the Trustee from a drawing under the Credit Facility shall be held by the Tender Agent in the Bank Account pending application of such moneys as provided in this ARTICLE III. The Trustee shall provide to the Tender Agent the funds referred to in CLAUSE (ii) of SECTION 302(a) prior to the time the Tender Agent is required to apply such funds to effect the purchase of Bonds and shall notify the Tender Agent promptly after receipt of notice from the Credit

Facility Issuer reinstating the Credit Facility. The Remarketing Agent shall deliver funds from the sale of Bonds held by the Credit Facility Issuer as pledgee of the Borrower pursuant to SECTION 301(e) to the Tender Agent for deposit in the Remarketing Account, which funds shall be promptly paid by the Tender Agent on behalf of the Borrower to the Credit Facility Issuer as reimbursement under the Reimbursement Agreement. The Tender Agent shall notify the Trustee of any such reimbursement and the Trustee shall promptly deliver to the Credit Facility Issuer any reinstatement certificate required by the Credit Facility.

         Section 303.      DELIVERY OF PURCHASED BONDS.

         (a)      Bonds purchased shall be delivered as follows:

                  (i) Bonds placed by the Remarketing Agent or the Placement Agent pursuant to SECTION 301 hereof shall be delivered by the Tender Agent to the Remarketing Agent or the Placement Agent, as the case may be, on behalf of the purchasers thereof.

                  (ii) Bonds purchased with moneys described in SECTION 302(a)(ii) shall be delivered to the Credit Facility Issuer as pledgee of the Borrower pursuant to the terms of the Reimbursement Agreement or to the Credit Facility Issuer's designee.

         (b) Except as otherwise set forth herein, Bonds delivered as provided in this SECTION 303 shall be registered by the Bond Registrar in the manner directed by the recipient thereof.

         (c) In the event that any Bond to be delivered to the Tender Agent is not delivered by the Registered Owner thereof on or prior to the Variable Rate Purchase Date or the Conversion Date, as the case may be, and there has been irrevocably deposited with the Tender Agent an amount sufficient to pay the purchase price thereof, which amount may be held by the Tender Agent in a non-interest bearing account, the Issuer shall execute and the Trustee or its Authenticating Agent shall authenticate and deliver a substitute Bond in lieu of the Undelivered Bond and the Bond Registrar shall register such Bond in the name of the purchaser thereof, and the Owner of such Undelivered Bond shall have no further rights under this Indenture, other than the right to receive the purchase price of such Undelivered Bond.

         (d) Notwithstanding the foregoing, Bonds purchased with funds identified in SECTION 302(a)(ii) hereof shall be held by the Credit Facility Issuer or the Tender Agent and shall not be delivered to subsequent purchasers thereof or any other person until the Trustee has notified the Tender Agent that the Credit Facility has been reinstated to the extent of the purchase price of such Bonds.

         Section 304. DELIVERY OF PROCEEDS OF SALE OF REMARKETED BONDS. The proceeds of the placement by the Remarketing Agent of any Bonds delivered to the Tender Agent or by the Placement Agent of Bonds tendered or deemed tendered on the Conversion Date shall be paid FIRST, to the tendering Registered Owners of such Bonds; SECOND, to the Credit Facility Issuer, to the extent of any amounts drawn under the Credit Facility in connection with the payment of the purchase price for such Bonds and not reimbursed to the Credit Facility Issuer as of the time of sale of such Bonds; and THIRD, to the Borrower.

         Section 305. NO REMARKETING AFTER CERTAIN EVENTS. Anything in this Indenture to the contrary notwithstanding, there shall be no remarketing of Bonds pursuant to this ARTICLE III after the principal of the Bonds shall have been accelerated pursuant to SECTION 902 hereof.

                                   ARTICLE IV

                                  PROJECT FUND

         Section 401.      CREATION OF AND DEPOSITS TO THE PROJECT FUND.

         (a) A special fund is hereby created and designated "Adams County Industrial Development Authority Variable Rate Demand/Fixed Rate Revenue Bonds (Genlyte Thomas Group, LLC Project), Series of 2000 Project Fund" (the "Project Fund") to the credit of which such deposits shall be made as are required by the provisions of this Indenture. Any moneys received by the Issuer or by the Trustee as trustee under this Indenture from any source for payment of the Cost of Acquisition of the Project, including all proceeds of the sale of the Bonds and insurance and condemnation proceeds as provided in the Loan Agreement, shall be deposited to the credit of the Project Fund.

         (b) The proceeds of the sale of the Bonds shall be deposited by the Trustee in the Project Fund and disbursed on or after the date of issuance of the Bonds to the Borrower, upon the written direction of the Borrower and with the consent of the Bank, to finance the Project. The Borrower shall promptly pay, or cause to be paid from the proceeds of the Bonds, including without limitation the costs, fees and expenses of the Trustee, the Placement Agent, the Remarketing Agent, the Bank and legal counsel.

         Section 402.      RESERVED.

         Section 403.      RESERVED.

         Section 404.      RESERVED.

         Section 405. TRANSFERS TO THE BOND FUND. In the event that the Borrower should elect or be required to prepay the Note in its entirety pursuant to Section 4.4, Section 10.1, Section 10.2 or Section 10.3 of the Loan Agreement or that the Trustee shall declare the Bonds to be due and payable pursuant to
SECTION 902 hereof, the Trustee shall, without further authorization, forthwith transfer any balance remaining in the Project Fund to the Bond Fund.

         Section 406. TRUSTEE'S RECORDS. The Trustee shall maintain adequate records for a period of at least three (3) years after the Completion Date pertaining to all disbursements from the Project Fund. After the Completion Date, the Trustee shall deliver to the Issuer and the Borrower an aggregate statement of activity.

                                    ARTICLE V

                        REVENUES AND APPLICATION THEREOF

         Section 501. REVENUES TO BE PAID OVER TO TRUSTEE. The Issuer has caused the Revenues to be paid directly to the Trustee. If, notwithstanding these arrangements, the Issuer receives any payments on account of the Note or a Credit Facility with respect to the principal or redemption price of or interest on the Bonds, the Issuer shall immediately pay over the same to the Trustee to be held as Revenues.

         Section 502.      THE BOND FUND.

         (a) There is hereby established with the Trustee a special fund to be designated "Adams County Industrial Development Authority Variable Rate Demand/Fixed Rate Revenue Bonds (Genlyte Thomas Group, LLC Project), Series of 2000 Bond Fund" (the "Bond Fund"), the moneys in which, in accordance with
SECTION 502(c), the Trustee shall apply to pay (i) the principal or redemption price of Bonds as they mature or become due, upon surrender thereof, and (ii) the interest on the Bonds as it becomes payable. There are hereby established with the Trustee within the Bond Fund two separate and segregated accounts, to be designated the "Loan Repayments Account" and the "Credit Facility Account."

         (b) There shall be deposited into the accounts of the Bond Fund from time to time the following:

                  (i) into the Loan Repayments Account, (1) all payments of principal of, redemption price (including premium) of or interest on the Note, and (2) all other moneys received by the Trustee under and pursuant to the provisions of this Indenture or any of the provisions of the Note or the Loan Agreement, when accompanied by written directions from the person depositing such moneys that such moneys are to be paid into such account of the Bond Fund. All amounts deposited in the Loan Repayments Account shall be segregated and held, with the earnings thereon, separate and apart from other funds in the Bond Fund until such amounts become Available Moneys. At such time as funds deposited in the Loan Repayments Account become Available Moneys, they may be commingled with other Available Moneys in the Loan Repayments Account; and

                  (ii) into the Credit Facility Account, all moneys drawn by the Trustee under the Credit Facility to pay the principal or redemption price (excluding any premium) of the Bonds and interest on the Bonds.

         (c) Except as provided in SECTION 911 hereof, moneys in the Bond Fund shall be used solely for the payment of the principal or redemption price of the Bonds and interest on the Bonds, as well as purchases of Bonds by the Bank in lieu of redemption described in SECTION 7.01(f) hereof, from the following sources but only in the following order of priority:

                 (i) moneys drawn under the Credit Facility and held in the Credit Facility Account, provided that in no event shall moneys held in the Credit Facility Account be used to pay any amounts due on

         Bonds which are held by or for the account of the Borrower, including without limitation, Bonds pledged to the Credit Facility Issuer, or to pay any portion of the redemption premiums required pursuant to SECTION 701(a)(ii); and

                  (ii) moneys held in the Loan Repayments Account to the extent such amounts qualify as Available Moneys;

                  (iii) any other moneys furnished to the Trustee for deposit in the Bond Fund.

         (d) Not later than 10:00 a.m. on the Business Day preceding the date on which principal or redemption price of or interest on the Bonds is due and payable, or the date on which Bonds are to be purchased by the Bank under
SECTION 7.01(f) hereof (the "Payment Date"), the Trustee shall have notified the Borrower and the Credit Facility Issuer of the amounts of principal and interest due on the Bonds on the Payment Date. Not later than 4:00 p.m. on the Business Day preceding each Payment Date, the Trustee shall present a draft or drafts under the Credit Facility in the amounts due and payable on the Bonds for deposit in the Credit Facility Account and payments due under the Bonds shall be made by the Trustee in accordance with SECTION 209 and SECTION 502(c) hereof. Following such payment to the Registered Owners, the Trustee shall, on behalf of the Borrower, promptly pay moneys on deposit in the Loan Repayments Account in an amount equal to the amount of such drawing or drawings to the Credit Facility Issuer as reimbursement to the Credit Facility Issuer under the terms of the Reimbursement Agreement. So long as a Credit Facility is in effect and has not been wrongfully dishonored, and no amounts are owed by the Borrower to the Credit Facility Issuer under the Reimbursement Agreement, any amounts remaining in the Loan Repayments Account on the Business Day next following an Interest Payment Date shall be paid to the Borrower upon request with the consent of the Credit Facility Issuer.

         Section 503. REVENUES TO BE HELD FOR ALL REGISTERED OWNERS; CERTAIN EXCEPTIONS. Revenues shall, until applied as provided in this Indenture, be held by the Trustee in trust for the benefit of the Registered Owners of all Outstanding Bonds, except that any portion of the Revenues representing the principal or redemption price of any Bonds, and interest on any Bonds previously matured or called for redemption in accordance with ARTICLE VII of this Indenture, shall be held for the benefit of the Registered Owners of such Bonds only.

         Section 504.      RESERVED.

                                   ARTICLE VI

                  DEPOSITARIES OF MONEYS, SECURITY FOR DEPOSITS
                             AND INVESTMENT OF FUNDS

         Section 601. SECURITY FOR DEPOSITS. All moneys deposited with the Trustee under the provisions of this Indenture or the Loan Agreement shall be held in trust and applied only in accordance with the provisions of this Indenture and the Loan Agreement and shall not be subject to lien (other than the lien created hereby) or attachment by any creditor of the Trustee, the Issuer or the Borrower.

         Section 602. INVESTMENT OF MONEYS. At the request and the direction of the Borrower Representative (confirmed in writing), moneys held for the credit of the Project Fund and the Bond Fund (including any amount therein) shall be invested and reinvested by the Trustee in Investment Obligations which shall mature not later than the respective dates when the moneys held for the credit of said Funds will be required for the purposes intended, provided that moneys held in the Credit Facility Account of the Bond Fund shall be invested and reinvested by the Trustee only in Government Obligations which shall mature not later than the date on which such moneys will be required to be paid and in no event longer than 30 days; provided further that such investment shall only be made at the direction of the Borrower Representative. The Trustee shall be entitled to rely on instructions from the Borrower Representative. In making investments hereunder, or in selling or disposing of investments as required hereby, the Trustee shall have no duty or responsibility to verify compliance with the requirements of Section 7.15 of the Loan Agreement or with any provisions of the Code required to be complied with to maintain the tax exempt status of interest on the Bonds. The Trustee shall be fully protected in relying solely upon the directions of the Borrower in making investments of funds held hereunder.

         Obligations so purchased as an investment of moneys in any such Fund or account shall be deemed at all times to be a part of such Fund or account, and the interest accruing thereon and any profit realized from such investment shall be credited to such Fund or account, and any loss resulting from such investment shall be charged to such Fund or account. The Trustee shall sell at market price or present for redemption any obligation so purchased whenever it shall be necessary so to do in order to provide cash to meet any payment or transfer from any such Fund and account. Neither the Trustee nor the Issuer shall be liable or responsible for any loss resulting from any such investment or the sale of any such investment made pursuant to the terms of this Section.

         For the purpose of the Trustee's determination of the amount on deposit to the credit of any such Fund or account, obligations in which moneys in such Fund and account have been invested shall be valued at the lower of cost or market.

         The Trustee may make any and all investments permitted by this Section through its own bond or investment department, unless otherwise directed in writing by the Borrower Representative.

         Section 603.      THE CREDIT FACILITY.

         (a) INITIAL LETTER OF CREDIT. The Letter of Credit shall be a direct pay letter of credit and shall provide for direct payments to or upon the order of the Trustee as hereinafter set forth and shall be the irrevocable obligation of the Bank to pay to or upon the order of the Trustee, upon request and in accordance with the terms thereof, an amount of up to $7,740,548 of which
(a) $7,600,000 shall support the payment of principal on the Bonds (other than Bonds held of record by the Borrower or the Bank, or its designee, as pledgee of the Borrower) when due and that portion of the purchase price corresponding to principal of Tendered Bonds not remarketed on any Variable Rate Purchase Date or sold on the Conversion Date, and (b) $140,548 shall support the payment of up to 45 days' interest at an assumed rate of 15% per annum on the Bonds when due and that portion of the purchase price corresponding to interest on Tendered Bonds not remarketed on any Variable Rate Purchase Date or sold on the Conversion Date.

         The Letter of Credit shall terminate automatically on the earliest of
(i) the date on which a drawing under the Letter of Credit has been honored upon the maturity or, acceleration of the Bonds or redemption of all the Bonds, (ii) the date that the Credit Facility Issuer receives a certificate stating that the Bonds have been converted to a Fixed Rate, which notice shall also be given to the Trustee (iii) the date on which the Bank receives notice from the Trustee that an Alternate Credit Facility is substituted for the Letter of Credit and is in effect, (iv) the date on which the Bank receives notice from the Trustee that there are no longer any Bonds Outstanding, and (v) the expiration date stated in the Letter of Credit as it may be extended pursuant to the terms thereof.

         The Bank's obligation under the Letter of Credit may be reduced to the extent of any drawing thereunder, subject to reinstatement as provided therein. The Letter of Credit shall provide that, with respect to a drawing by the Trustee solely to pay interest on the Bonds on any Interest Payment Date, if the Trustee shall not have received from the Bank within five (5) days from the date of such drawing a notice by telecopier, by telex or in writing that the Bank has not been reimbursed, the Trustee's right to draw under the Letter of Credit with respect to the payment of interest shall be reinstated on or before the sixth
(6th) calendar day following such drawing in an amount equal to such drawing. With respect to any other drawing by the Trustee, the amount available under the Letter of Credit for payment of the principal, purchase price or redemption price of the Bonds and interest on the Bonds shall be reinstated in an amount equal to any such drawing but only to the extent that the Bank is reimbursed in accordance with the terms of the Reimbursement Agreement for the amounts so drawn.

         The Letter of Credit shall provide that if, in accordance with the terms of the Indenture, the Bonds shall become or be declared immediately due and payable pursuant to any provision of the Indenture, the Trustee shall be entitled to draw on the Letter of Credit to the extent that the amounts are available thereunder to pay the aggregate principal amount of the Bonds then Outstanding plus an amount of interest not to exceed 45 days.

         (b) EXPIRATION. Unless all of the conditions of SECTION 603(c) have been met at least 45 days before the Interest Payment Date next preceding the expiration date of a Credit Facility, the Trustee shall call the Bonds for redemption in accordance with SECTION 701(d)(ii). If at any time there shall cease to be any Bonds Outstanding hereunder, the Trustee shall promptly surrender the then current Credit Facility to the Credit Facility Issuer for cancellation. The Trustee shall comply with the procedures set forth in the Credit Facility relating to the termination thereof.

         (c) ALTERNATE CREDIT FACILITIES. While the Bonds bear interest at the Variable Rate, the Borrower may, at its option, provide for the delivery to the Trustee of an Alternate Credit Facility by providing 25 days' written notice to the Trustee and Remarketing Agent. On or before the date of delivery of an Alternative Credit Facility, the Borrower shall furnish to the Trustee (i) an opinion of Counsel stating that the delivery of such Alternate Credit Facility to the Trustee is authorized under this Indenture and complies with the terms hereof and that such Alternate Credit Facility is enforceable against the Credit Facility Issuer thereof in accordance with its terms, (ii) an opinion of Bond Counsel stating that the delivery of such Alternate Credit Facility will not affect the tax-exempt status of the Bonds, and (iii) if the Bonds are rated by Moody's and/or S&P, written evidence from Moody's, if the Bonds are rated by Moody's, and from S&P, if the Bonds are rated by S&P, in each case to the effect that such rating agency has reviewed the proposed Alternate Credit Facility and that the substitution of the proposed Alternate Credit Facility for the then current Credit Facility will not, by itself, result in (A) a permanent withdrawal of its rating of the Bonds or (B) a reduction of the then current rating of the Bonds, or if the Bonds are not rated by Moody's and/or S&P, written evidence that the commercial paper of the bank or institution issuing the proposed Alternate Credit Facility is rated P-1 or higher by Moody's or A-1 or higher by S&P. The Trustee shall then accept such Alternate Credit Facility and surrender the previously held Credit Facility to the previous Credit Facility Issuer for cancellation promptly on or before the 15th day after the Alternate Credit Facility becomes effective.

         (d)      NOTICES OF SUBSTITUTION OR REPLACEMENT OF CREDIT FACILITY.

                  (i) The Trustee shall, at least 20 days prior to the proposed replacement of a Credit Facility with an Alternate Credit Facility, give notice thereof by mail to Registered Owners of the Bonds.

                  (ii) The Trustee shall promptly give notice of any replacement of the Credit Facility to the Issuer, the Tender Agent and the Remarketing Agent.

                                  ARTICLE VII

                         REDEMPTION OR PURCHASE OF BONDS

         Section 701. REDEMPTION OR PURCHASE DATES AND PRICES. The Bonds shall be subject to redemption, and, in certain instances, to purchase, prior to maturity in the amounts, at the times and in the manner provided in this ARTICLE
VII. Payments of the redemption price or the purchase price of any Bond shall be made only upon the surrender to the Trustee or its agent, as directed, of any Bond so redeemed or purchased.

         (a)      OPTIONAL REDEMPTION.

                  (i) OPTIONAL REDEMPTION DURING VARIABLE RATE PERIOD. While the Bonds bear interest at the Variable Rate, the Bonds shall be subject to redemption, at the option and upon the written request of the Borrower, with the consent of the Credit Facility Issuer (so long as a Credit Facility supports the Bonds) in whole on any Business Day or in part on any Interest Payment Date which is at least two (2) Business Days prior to the expiration of the then current Credit Facility, and on the Conversion Date, at a redemption price equal to 100% of the principal amount thereof, without premium.

                  (ii) OPTIONAL REDEMPTION WITH PREMIUM DURING FIXED RATE PERIOD. While the Bonds bear interest at the Fixed Rate, the Bonds shall be subject to redemption, at the option and upon the written direction of the Borrower, in whole or in part, on any Interest Payment Date occurring on or after the dates set forth below, at the redemption prices (expressed as percentages of the principal amount to be redeemed) set forth below plus accrued interest to the redemption date as follows:

                 Commencement of
                Redemption Period                       Redemption Price
                -----------------                       ----------------
         Four years from the Conversion Date     103%, declining by 1/2% on each
                                                 succeeding anniversary of the
                                                 first day of the redemption
                                                 period until reaching 100% and
                                                 thereafter at 100%.

         (b) EXTRAORDINARY OPTIONAL REDEMPTION DUE TO CASUALTY OR EMINENT DOMAIN. The Bonds may be redeemed in whole or in part by the Issuer at any time, at the written direction of the Borrower, at a redemption price equal to 100% of the principal amount of the Bonds plus accrued interest to the redemption date, without premium, under any of the following conditions, the existence of which shall be certified to the Trustee by the Borrower Representative:

                  (i) The Project shall have been damaged or destroyed to such extent that the amount of Net Proceeds of insurance exceeds $500,000 and the Borrower elects not to rebuild the Project or fails to so elect within 30 days of receipt by the Trustee of such Net Proceeds, or

                  (ii) Title to, or the temporary use of, all of the Project or any substantial portion thereof shall have been taken by Eminent Domain and the amount of Net Proceeds from such taking exceeds $500,000 and the Borrower elects not to replace the property so taken or fails so to elect within 30 days of receipt by the Trustee of such Net Proceeds.

         Such redemption shall occur on any Business Day not more than 45 days following the expiration of such 30-day period referred to in this SECTION 701(b).

         (c)      RESERVED.

         (d)      EXTRAORDINARY MANDATORY REDEMPTION.

                  (i) DETERMINATION OF TAXABILITY OR REVOCATION OF STATE APPROVAL. The Bonds shall be subject to mandatory redemption in whole on any date at a redemption price equal to 100% of the principal amount thereof, without premium, plus accrued interest thereon to the redemption date, which shall not be more than 180 days following the receipt by the Trustee of written notice of a Determination of Taxability or of revocation of approval of the Bonds by the State.

                  (ii) FAILURE TO PROVIDE ALTERNATE CREDIT FACILITY. The Bonds shall be subject to mandatory redemption in whole during the Variable Rate Period at 100% of the principal amount thereof, without premium, plus accrued interest, if any, thereon to the date of redemption, on the Interest Payment Date next preceding the date of expiration of the then current Credit Facility, unless an Alternate Credit Facility has been provided in accordance with ARTICLE VI hereof.

                  (iii) MANDATORY REDEMPTION AFTER COMPLETION DATE. The Bonds shall be subject to mandatory redemption in whole or in part with funds transferred to the Bond Fund from the Project Fund pursuant to Section
         4.4 of the Loan Agreement at a redemption price equal to 100% of the principal amount thereof, without premium, plus accrued interest thereon to the redemption date. In the event the amount transferred from the Project Fund is less than $100,000 or a lesser amount which would result in any Registered Owner holding Bonds in denominations other than authorized denominations, the Trustee may, at the request of the Borrower, hold such amount in the Bond Fund and apply it to the next succeeding payment of principal or interest due on the Bonds, so long as such payment of principal or interest would not result in less than 95% of the net proceeds of the Bonds being used for the acquisition, construction, reconstruction or improvement of land or property of a character subject to the allowance for depreciation under the Code.

         (e) MANDATORY PURCHASE ON CONVERSION DATE. The Bonds shall be subject to mandatory purchase at 100% of the principal amount thereof, without premium, plus accrued interest, if any, thereon to the date of purchase, on the Conversion Date.

         (f) PURCHASE BY THE BANK IN LIEU OF REDEMPTION OR ACCELERATION. Upon any event described in SECTION 701(d)(i) AND (ii) or SECTION 902 hereof requiring a draw on the Credit Facility and causing the Bonds to be called for redemption or to be paid, the Bank shall have the option to purchase such Bonds in lieu of such redemption or payment, at a purchase price equal to 100% of the principal amount of the Bonds plus accrued interest and premium, if any, to the purchase date. Such purchase shall occur on the date otherwise scheduled or required for such redemption or payment.

         Section 702. BORROWER DIRECTION OF OPTIONAL REDEMPTION. The Issuer shall direct the Trustee in writing to call Bonds for optional redemption when and only when the Issuer shall have been notified by the Borrower to do so and the Borrower has notified the Trustee in writing that the Borrower has made or intends to make a corresponding prepayment under the Note. Such direction from the Issuer to the Trustee shall be given at least 45 days prior to the redemption date or such shorter period as shall be acceptable to the Trustee. So long as a Credit Facility is then held by the Trustee, the Trustee shall only call Bonds for optional redemption if it has Available Moneys in the Loan Repayments Account of the Bond Fund or has been notified by the Credit Facility Issuer that it will receive moneys pursuant to the Credit Facility, in the aggregate, sufficient to pay the, redemption price of the Bonds to be called for redemption, plus accrued interest thereon. No optional redemptions shall be effected at the option of the Borrower during the Variable Rate Period under this ARTICLE VII without the prior written consent of the Credit Facility Issuer.

         Section 703. SELECTION OF BONDS TO BE CALLED FOR REDEMPTION. Except as otherwise provided herein or in the Bonds, if less than all the Bonds are to be redeemed, the particular Bonds to be called for redemption shall be selected by the Trustee in the following order of priority: FIRST, Bonds pledged to the Bank pursuant to the Reimbursement Agreement, SECOND, Bonds owned by the Borrower and THIRD, Bonds selected by lot from among the Registered Owners of less than $1,000,000 in aggregate principal amount; provided that if there are no such Registered Owners, or if after selection from among such Registered Owners such selection has resulted in redemption of less than a sufficient amount of Bonds or in Bonds outstanding in unauthorized denominations, then the remaining amount of Bonds to be redeemed shall be selected from among the Registered Owners of $1,000,000 or more in aggregate principal amount of Bonds. In no event shall the Trustee select Bonds for redemption if such redemption will result in any Registered Owner owning Bonds in principal amounts other than in authorized denominations under SECTION 202(a) hereof. If a redemption cannot be effected to result in such authorized denominations, the Trustee shall select Bonds for redemption by lot and the denomination of the remaining Bonds outstanding shall be deemed authorized under SECTION 202(a) hereof.

         Section 704.      NOTICE OF REDEMPTION OR PURCHASE.

         (a) When required to redeem or purchase Bonds under any provision of this ARTICLE VII, or when directed to do so by the Issuer, the Trustee shall cause notice of the redemption or purchase to be given not more than 60 days and not less than 30 days prior to the redemption or purchase date by mailing a copy of all notices of redemption or purchase by first class mail, postage prepaid, to all Registered Owners of Bonds to be redeemed or purchased at their addresses shown on the Bond Register. Failure to mail any such notice or any defect in the mailing thereof in respect of any Bond shall not affect the validity of the redemption or purchase of any other Bond. Notices of redemptions or purchases shall also be mailed to the Remarketing Agent and the Credit Facility Issuer, if any. Any such notice shall be given in the name of the Issuer, shall identify

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the Bonds to be redeemed or purchased (and, in the case of partial redemption or purchase of any Bonds, the respective principal amounts thereof to be redeemed or purchased), shall specify the redemption or purchase date, and shall state that on the redemption or purchase date the redemption or purchase price of the Bonds called for redemption or purchase will be payable at the principal corporate trust office of the Trustee, or in the case of mandatory redemptions or purchases pursuant to SECTION 701(d)(ii) or 701(e), as the case may be, at the office of the Tender Agent, if any, and that from that date interest will cease to accrue. The Trustee may use "CUSIP" numbers in notices of redemption or purchase as a convenience to Registered Owners, provided that any such notice shall state that no representation is made as to the correctness of such numbers either as printed on the Bonds or as contained in any notice of redemption or purchase.

         (b) With respect to any notice of redemption of Bonds in accordance with SECTION 701(d)(ii), such notice shall also specify the date of the expiration of the term of the Credit Facility.

         (c) After the Conversion Date, if at the time of mailing of notice of any optional redemption, there shall not have been deposited with the Trustee moneys sufficient to redeem all the Bonds called for redemption, such notice may state that it is conditional on the deposit of Available Moneys with the Trustee not later than the redemption date, and such notice shall be of no effect unless such moneys are so deposited.

         (d) Upon redemption of less than all of the Bonds, the Trustee shall furnish to the Credit Facility Issuer a notice in the form specified by the Credit Facility Issuer to reduce the coverage provided by the Credit Facility, and upon redemption of all of the Bonds, the Trustee will surrender the Credit Facility to the Credit Facility Issuer for cancellation.

         (e) Purchases under SECTION 701(e) hereof shall be in accordance with SECTION 202(e).

         Section 705. BONDS REDEEMED OR PURCHASED IN PART. Any Bond which is to be redeemed or purchased only in part shall be surrendered at a place stated in the notice provided for in SECTION 704 (with due endorsement by, or a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Registered Owner thereof or his attorney duly authorized in writing) and the Issuer shall execute and the Trustee or its Authenticating Agent shall authenticate and deliver to the Registered Owner of such Bond without service charge, a new Bond or Bonds, of any authorized denomination as requested by such Registered Owner in aggregate principal amount equal to and in exchange for the unredeemed and unpurchased portion of the principal of the Bond so surrendered.

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                                  ARTICLE VIII

                       PARTICULAR COVENANTS AND PROVISIONS

         Section 801. COVENANT TO PAY BONDS: BONDS LIMITED OBLIGATIONS OF THE ISSUER. The Issuer covenants that it will promptly pay the principal of and interest on and other amounts payable under the Bonds at the places, on the dates and in the manner provided herein and in the Bonds according to the true intent and meaning thereof; provided, however, that such principal and interest and other amounts are payable solely from the payments made by the Borrower on the Note and other Revenues.

         The Issuer shall not in any event be liable for the payment of the principal of or interest on the Bonds, or for the performance of any pledge, mortgage, obligation or agreement of any kind whatsoever which may be undertaken by the Issuer, and neither the Bonds nor any of the agreements or obligations of the Issuer shall be construed to constitute an indebtedness of the Issuer within the meaning of any constitutional or statutory provision or limitation whatsoever. The Bonds and the interest thereon shall not be deemed to constitute or to create in any manner a debt, liability or obligation of the State or of any political subdivision or any agency thereof or a pledge of the faith and credit of the State or any such political subdivision or any such agency, but shall be limited obligations of the Issuer payable solely from the revenues and other funds pledged therefor and shall not be payable from any other assets or funds of the Issuer, and neither the faith and credit nor the taxing power of the State or any political subdivision or any agency thereof is pledged to the payment of the principal of or interest on the Bonds.

         Section 802. COVENANTS TO PERFORM OBLIGATIONS UNDER THIS INDENTURE. The Issuer covenants that it will faithfully perform at all times any and all covenants, undertakings, stipulations and provisions contained in this Indenture, in the Bonds executed and delivered hereunder and in all proceedings of the Issuer pertaining thereto and will faithfully observe and perform at all times any and all covenants, undertakings, stipulations and provisions of the Loan Agreement on its part to be observed or performed. The Issuer covenants that it is duly authorized under the Constitution and laws of the State, including particularly and without limitation the Act, to issue the Bonds authorized hereby and to enter into this Indenture, to endorse the Note to the Trustee, to pledge the payments on the Note and other Revenues in the manner and to the extent herein set forth; and that all action on its part for the issuance of the Bonds issued hereunder and the execution and delivery of this Indenture has been duly and effectively taken; and that the Bonds in the hands of the Registered Owners thereof are and will be the valid and binding obligations of the Issuer according to the tenor and import thereof.

         Section 803. COVENANT TO PERFORM OBLIGATIONS UNDER THE LOAN AGREEMENT. Subject to the provisions of SECTION 804 of this Article, the Issuer covenants and agrees that it will not suffer, permit or take any action or do anything or fail to take any action or fail to do anything which may result in the termination or cancellation of the Loan Agreement so long as any Bond is Outstanding; that it will punctually fulfill its obligations and will require the Borrower to perform punctually its duties and obligations under the Loan Agreement; that it will not execute or agree to any change, amendment or modification of or supplement to the Loan Agreement or this Indenture except by a supplement or an amendment duly executed by the Issuer and the Borrower with the approval of the Trustee and upon the further terms and conditions set forth in ARTICLE XIII of this Indenture; that it will not agree to any abatement, reduction, abrogation, waiver, diminution or other modification in any manner or to any extent whatsoever of the obligation of the Borrower to pay the Note and to meet its other obligations as provided in the Loan Agreement; and that it will promptly notify the Trustee in writing of any actual or alleged Event of Default under the Loan Agreement, whether by the Borrower or the Issuer, and will further notify the Trustee at least 30 days before the proposed date of effectiveness of any proposed termination or cancellation of the Loan Agreement.

         Section 804. TRUSTEE MAY ENFORCE ISSUER'S RIGHTS UNDER LOAN AGREEMENT. The Loan Agreement, a duly executed counterpart of which has been filed with the Trustee, sets forth the covenants and obligations of the Issuer and the Borrower, including a provision in Section 11.9 thereof that subsequent to the issuance of the Bonds and prior to Payment of the Bonds (as defined in the Loan Agreement), the Loan Agreement and the Note may not be effectively amended, changed, modified, altered or terminated except as provided in ARTICLE XIII of this Indenture, and reference is hereby made to the Loan Agreement for a detailed statement of said covenants and obligations of the Borrower under the Loan Agreement, and the Issuer agrees that the Trustee, subject to the provisions of the Loan Agreement and this Indenture reserving certain rights to the Issuer and respecting actions by the Trustee in its name or in the name of the Issuer, may enforce all rights of the Issuer and all obligations of the Borrower under and pursuant to the Loan Agreement for and on behalf of the Registered Owners whether or not the Issuer is in default hereunder.

         Section 805. COVENANT AGAINST ARBITRAGE. The Issuer covenants and agrees that it will not make or authorize any use, and directs the Trustee not to make or permit any use, of the proceeds of the Bonds which would cause any Bond to be an "arbitrage bond" within the meaning of Section 148 of the Code and the applicable regulations promulgated from time to time thereunder, and further covenants that it will observe and not violate the requirements of Section 148 of the Code and any such applicable regulations to the extent necessary so that the interest on the Bonds will not cease to be exempt from Federal income tax by reason of such use of proceeds; provided that neither the Issuer nor the Trustee shall be liable for any investment of moneys under this Indenture made at the direction of the Borrower Representative.

         Section 806. INSPECTION OF BOND REGISTER. At reasonable times and upon reasonable regulations established by the Bond Registrar, the Borrower or any Registered Owner may inspect the Bond Register, at its own expense.

                                   ARTICLE IX

                              DEFAULT AND REMEDIES

         Section 901. DEFAULTS. Each of the following events is hereby declared an "Event of Default":

         (a) Payment of interest on any of the Bonds shall not be made when the same shall become due; or

         (b) Payment of the principal or redemption price of any of the Bonds shall not be made when the same shall become due, whether at maturity or upon call for redemption or otherwise; or

         (c) An "Event of Default" under the Loan Agreement shall have occurred and not have been waived or cured; or

         (d) The Trustee receives written notice from the Credit Facility Issuer that an "Event of Default" under the Reimbursement Agreement has occurred and has not been waived or cured; or

         (e) The Trustee receives, on or before the close of business on the fifth (5th) Business Day following a drawing under a Credit Facility to pay interest on the Bonds, notice by telecopier, by telex or in writing from the Credit Facility Issuer that the Credit Facility has not been reinstated for the amount so drawn; or

         (f)      Payment of the purchase price of any Bond tendered pursuant to
SECTION 203 or SECTION 701(e) is not made when payment is due; or

         (g) The Issuer shall default in the due and punctual performance of any of the covenants, conditions, agreements and provisions contained in the Bonds or in this Indenture on the part of the Issuer to be performed other than as referred to in the preceding paragraphs of this Section;

provided, however, that no default specified in clause (g) of this SECTION 901 shall constitute such an Event of Default until written notice specifying such default and requiring the same to be remedied shall have been given to the Borrower and the Issuer by the Trustee, which may give notice in the Trustee's discretion and shall give such notice at the written direction of the Registered Owners of not less than 25% in aggregate principal amount of Bonds then Outstanding, and the Borrower and the Issuer shall have had 30 days after receipt of such notice to correct said default and shall not have corrected said default within the applicable period.

         Section 902. ACCELERATION AND ANNULMENT THEREOF. Subject to the requirement that the Credit Facility Issuer's consent to any acceleration must be obtained in the case of an Event of Default described in SUBSECTIONS (c), (d) or (g) of SECTION 901 hereof, upon the occurrence of an Event of Default, the Trustee may, and upon (i) the written request of the Registered Owners of not less than 25% in aggregate principal amount of Bonds then Outstanding, (ii) the written request of the Credit Facility Issuer, or (iii) the occurrence of an Event of Default described in SUBSECTION (a), (b), (e) or (f) of SECTION 901 hereof, the Trustee shall, by notice to the Issuer, declare the entire unpaid principal of and interest on the Bonds due and payable; and upon such declaration, the said principal, together with interest accrued thereon, shall become payable immediately at the place of payment provided therein, anything in this Indenture or in the Bonds to the contrary notwithstanding. Upon the occurrence of any acceleration hereunder, the Trustee shall immediately exercise such rights as it may have as the holder of the Note to declare all payments thereunder to be due and payable immediately, and to the extent it has not already done so, the Trustee shall immediately draw upon the Credit Facility to the extent permitted by the terms thereof. Interest on the Bonds shall cease to accrue upon receipt by the Trustee of funds drawn under the Credit Facility.

         Immediately after any acceleration because of the occurrence of an Event of Default under SECTIONS 901(a), (b), (e) or (f), the Trustee shall notify in writing the Issuer, the Borrower and the Credit Facility Issuer of the occurrence of such acceleration. Within five days of the occurrence of any acceleration hereunder, the Trustee shall notify by first class mail, postage prepaid, the Registered Owners of all Bonds then Outstanding of the occurrence of such acceleration.

         If, after the principal of the Bonds has become due and payable, all arrears of interest upon the Bonds are paid by the Issuer, and the Issuer also performs all other things in respect to which it may have been in default hereunder and pays the reasonable charges of the Trustee and the Registered Owners, including reasonable attorneys' fees, then, and in every such case, the Credit Facility Issuer or the Majority Registered Owners, by written notice to the Issuer and to the Trustee, may annul such acceleration and its consequences, and such annulment shall be binding upon the Trustee and upon all Registered Owners of Bonds issued hereunder; provided, however, that the Trustee shall not annul any acceleration without the consent of the Credit Facility Issuer unless such acceleration has resulted from the failure of the Credit Facility Issuer to honor a proper draw for payment under the Credit Facility.

         Notwithstanding the foregoing, the Trustee shall not annul any acceleration which has resulted from an Event of Default which has resulted in a drawing under the Credit Facility unless the Trustee has received written notice that the Credit Facility has been reinstated in accordance with its terms to an amount equal to the principal amount of the Bonds then Outstanding plus 45 days' interest accrued thereon at an assumed rate of 15% per annum. The Trustee shall forward a copy of any notice from Registered Owners received by it pursuant to this paragraph to the Borrower. Immediately upon such annulment, the Trustee shall cancel, by notice to the Borrower, any demand for payment of the Note made by the Trustee pursuant to this SECTION 902.

         Section 903. OTHER REMEDIES. If any Event of Default occurs and is continuing, the Trustee, before or after the principal of the Bonds becomes immediately due and payable, may enforce each and every right granted to it as the holder of the Note and under the Loan Agreement and any supplements or amendments thereto. In exercising such rights and the rights given the Trustee under this ARTICLE IX, the Trustee shall take such action as, in the judgment of the Trustee applying the standards described in SECTION 1002 hereof, would best serve the interests of the Registered Owners. It is the intention of the parties hereto that the Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights or powers.

         Section 904. LEGAL PROCEEDINGS BY TRUSTEE. If any Event of Default has occurred and is continuing, the Trustee in its discretion may, and upon the written request of the Credit Facility Issuer or the Registered Owners of not less than 25% in aggregate principal amount of all Bonds then Outstanding and receipt of indemnity to its satisfaction shall, in its own name:

         (a) By mandamus, or other suit, action or proceeding at law or in equity, enforce all rights of the Registered Owners hereunder;

         (b) Bring suit upon the Bonds, the Credit Facility (but only to the extent the Credit Facility Issuer shall have wrongfully dishonored drawings made in strict conformity with the terms thereof) and the Note; and

         (c) By action or suit in equity enjoin any acts or things which may be unlawful or in violation of the rights of the Registered Owners.

         If an Event of Default under SECTION 901(c) occurs and is continuing, the Trustee in its discretion may, and upon the written request of the owners of not less than 25% in aggregate principal amount of all Bonds then Outstanding and receipt of indemnity to its satisfaction shall, enforce each and every right granted to it or to the Issuer under the Loan Agreement or as a holder of the Note.

         Section 905. DISCONTINUANCE OF PROCEEDINGS BY TRUSTEE. If any proceeding commenced by the Trustee on account of any default is discontinued or is determined adversely to the Trustee, then the Borrower, the Credit Facility Issuer, the Issuer, the Trustee and the Registered Owners shall be restored to their former positions and rights hereunder as though no proceedings had been commenced.

         Section 906. CREDIT FACILITY ISSUER OR REGISTERED OWNERS MAY DIRECT PROCEEDINGS. Anything to the contrary in this Indenture notwithstanding, either the Credit Facility Issuer, if a Credit Facility is in effect, or the Majority Registered Owners shall have the right, after furnishing indemnity satisfactory to the Trustee, to direct the method and place of conducting all remedial proceedings by the Trustee hereunder, provided that such direction shall not be in conflict with any rule of law or with this Indenture or unduly prejudice the rights of minority Registered Owners.

         Section 907. LIMITATIONS ON ACTIONS BY REGISTERED OWNERS. No Registered Owner shall have any right to bring suit on the Credit Facility. No Registered Owner shall have any right to pursue any other remedy hereunder unless:

         (a) the Trustee shall have been given written notice of an Event of Default;

         (b) the Registered Owners of not less than 25% in aggregate principal amount of all Bonds then Outstanding shall have requested the Trustee, in writing, to exercise the powers hereinabove granted or to pursue such remedy in its or their name or names;

         (c) the Trustee shall have been offered indemnity satisfactory to it against costs, expenses and liabilities, except that no offer of indemnification shall be required for a declaration of acceleration under
SECTION 902 or for a drawing under the Credit Facility; and

         (d) the Trustee shall have failed to comply with such request within a reasonable time.

         Notwithstanding the foregoing provisions of this SECTION 907 or any other provision of this Indenture, the obligation of the Issuer shall be absolute and unconditional to pay hereunder, but solely from the Revenues and other funds pledged under this Indenture, the principal or redemption price of, and interest on, the Bonds to the respective Registered Owners thereof on the respective due dates thereof, and nothing herein shall affect or impair the right of action, which is absolute and unconditional, of such Registered Owners to enforce such payment.

         Section 908. TRUSTEE MAY ENFORCE RIGHTS WITHOUT POSSESSION OF BONDS. All rights under this Indenture and the Bonds may be enforced by the Trustee without the possession of any Bonds or the production thereof at the trial or other proceedings relative thereto, and any proceeding instituted by the Trustee shall be brought in its name for the ratable benefit of the Registered Owners of the Bonds.

         Section 909. REMEDIES NOT EXCLUSIVE. No remedy herein conferred is intended to be exclusive of any other remedy or remedies, and each remedy is in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute.

         Section 910. DELAYS AND OMISSIONS NOT TO IMPAIR RIGHTS. No delays or omission in respect of exercising any right or power accruing upon any default shall impair such right or power or be a waiver of such default, and every remedy given by this ARTICLE IX may be exercised from time to time and as often as may be deemed expedient.

         Section 911. APPLICATION OF MONEYS IN EVENT OF DEFAULT. Any moneys received by the Trustee under this ARTICLE IX shall be applied in the following order; provided that any moneys received by the Trustee from a drawing under the Credit Facility shall be applied to the extent permitted by the terms thereof only as provided in clause (c) below with respect to the principal of, purchase price and interest accrued on, Bonds other than Bonds held by or for the
Borrower:

         (a) To the payment of the reasonable costs of the Trustee, including counsel fees, any disbursements of the Trustee with interest thereon at the Trustee's prime rate per annum and its reasonable compensation; and

         (b) To the payment of reasonable costs and expenses of the Issuer, including counsel fees, incurred in connection with the Event of Default; and

         (c) To the payment of principal or redemption price (as the case may be) and interest on the Bonds, and in case such moneys shall be insufficient to pay the same in full, then to the payment of principal or redemption price and interest ratably, without preference or priority of one over another or of any installment of interest over any other installment of interest.

         The surplus, if any, shall be paid to the Borrower or the person lawfully entitled to receive the same as a court of competent jurisdiction may direct; provided that, if the Trustee has received payments under the Credit Facility following the Event of Default, the surplus shall be paid to the Credit Facility Issuer to the extent of such payments.

         Section 912. TRUSTEE AND REGISTERED OWNERS ENTITLED TO ALL REMEDIES UNDER ACT. It is the purpose of this ARTICLE IX to provide such remedies to the Trustee and the Registered Owners as may be lawfully granted under the provisions of the Act, but should any remedy herein granted be held unlawful, the Trustee and the Registered Owners shall nevertheless be entitled to every remedy provided by the Act. It is further intended that, insofar as lawfully possible, the provisions of this Article shall apply to and be binding upon any trustee or receiver appointed under applicable law.

         Section 913. TRUSTEE MAY FILE CLAIM IN BANKRUPTCY. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other similar judicial proceeding relative to the Issuer, the Borrower or any other obligor upon the Loan Agreement or the Bonds or to property of the Issuer, the Borrower, or such other obligor or the creditors of any of them, the Trustee (irrespective of whether the principal of the Bonds shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Borrower for the payment on the Note of an amount equal to overdue principal or interest or additional interest) shall be entitled and empowered, by intervention in such proceeding or otherwise:

         (a) to file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Bonds and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Registered Owners allowed in such judicial proceeding; and

         (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any receiver, assignee, trustee, liquidator or sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by the Registered Owners to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Registered Owners, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under SECTION 911 hereof.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept, or adopt on behalf of the Registered Owners, any plan of reorganization, arrangement, adjustment or composition affecting the

Bonds or the rights of any Registered Owner thereof, or to authorize the Trustee to vote in respect of the claim of the Registered Owners in any such proceeding.

         All moneys received by the Trustee pursuant to any right given or action taken under this Indenture shall, after payment of the costs and expenses of the proceedings resulting in the collection of such moneys and the fees and expenses of the Trustee, be deposited in the Bond Fund and applied to the payment of the principal of, redemption premium, if any, and interest then due and unpaid on the Bonds in accordance with the provisions of this Indenture.

         Section 914. RECEIVER. Upon the occurrence of an Event of Default and upon the filing of a suit or other commencement of judicial proceedings to enforce the rights of the Trustee and of the Registered Owners under this Indenture, the Trustee shall be entitled, as a matter of right, to the appointment of a receiver or receivers of the amounts payable on the Note or otherwise under the Loan Agreement and assigned to the Trustee under this Indenture pending such proceedings, with such powers as the court making such appointment shall confer, whether or not any such amounts payable shall be deemed sufficient ultimately to satisfy the Bonds.

                                   ARTICLE X

                             CONCERNING THE TRUSTEE

         Section 1001. ACCEPTANCE OF TRUSTS BY THE TRUSTEE. The Trustee hereby represents and warrants to the Issuer (for the benefit of the Borrower and the Registered Owners as well as the Issuer) that it is a national banking association and that it is duly authorized under the laws of the United States of America and the State to accept and execute trusts of the character herein set out.

         The Trustee accepts and agrees to execute the trusts imposed upon it by this Indenture, but only upon the terms and conditions set forth in this Article and subject to the provisions of this Indenture including the following express terms and conditions, to all of which the parties hereto and the Registered Owners agree, except:

                  (1) prior to the occurrence and continuance of an Event of Default, the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon directions of the Borrower Representative and upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to requirements of this Indenture but need not verify the accuracy of the contents thereof.

         In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

         No provision of this Indenture shall be construed to relieve the Trustee from liability for its own grossly negligent action, its own grossly negligent failure to act, or its own willful misconduct, except that:

                  (1) this subsection shall not be construed to limit the effect of the preceding provisions of this SECTION 1001;

                  (2) the Trustee shall not be liable for any error of judgment made in good faith by a responsible officer or officers of the Trustee unless it shall be proved that the Trustee was grossly negligent in ascertaining the pertinent facts; and

                  (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Majority Registered Owners relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Indenture.

         Whether or not therein expressly so provided, every provision of this Indenture that in any way relates to the Trustee, including without limitation SECTIONS 1003 and 1004 hereof, shall be subject to the provisions of this
SECTION 1001.

         The Trustee also accepts, and agrees to do and perform the duties and obligations imposed upon it by and under the Loan Agreement, but only upon the terms and conditions set forth in the Loan Agreement and this Indenture.

         Section 1002.     [RESERVED].

         Section 1003.     TRUSTEE TO GIVE NOTICE.

         (a) If any Event of Default occurs and is continuing hereunder and if the Trustee has received written notice thereof or is deemed to have notice pursuant to SECTION 1003(c), the Trustee shall give to all Registered Owners, the Issuer, the Remarketing Agent and to the Credit Facility Issuer written notice of such default or Event of Default within 30 days after receipt of such information. For the purpose of this SECTION 1003 only, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default under SECTION 901 hereof.

         (b) Promptly upon receipt of notice of the occurrence of an Event of Taxability or a Determination of Taxability, the Trustee shall give immediate telephonic notice, promptly confirmed in writing, to the Borrower, the Issuer, the Registered Owners and former Registered Owners (provided that the Trustee shall not be obligated to maintain records of such former Registered Owners or to retain records relating to such former Registered Owners for more than six years), the Remarketing Agent and the Credit Facility Issuer.

         (c) The Trustee shall not be required to take notice or be deemed to have notice of any Event of Default hereunder or under the Loan Agreement except for a default or Event of Default referred to in SECTION 901(a) or (b), unless the Trustee shall have received written notice of such Event of Default by the Issuer, the Borrower, the Credit Facility Issuer or by the Registered Owners of 25% in aggregate principal amount of the Bonds then Outstanding.

         Section 1004.     TRUSTEE ENTITLED TO INDEMNITY.

         (a) The Borrower shall indemnify the Trustee and its officers, directors and employees (herein, the "Indemnitees") against any loss, liability or expense incurred by it arising out of or in connection with the acceptance or administration of its duties under this Indenture, except as set forth in SUBSECTION (b). An Indemnitee shall notify the Borrower promptly of any claim for which it may seek indemnity. Except where the Borrower is the claimant, the Borrower shall defend the claim, and the Indemnitee shall cooperate in the defense. An Indemnitee may have separate counsel, and the Borrower shall pay the reasonable fees and expenses of such counsel. An Indemnitee shall not be required to give any bond or surety in respect to the execution of its rights and obligations hereunder.

         (b) The Borrower shall not be obligated to reimburse any expense or to indemnify against any loss or liability incurred by an Indemnitee through gross negligence or bad faith.

         (c) To secure the Borrower's payment obligations in this Section, the Trustee shall have a lien prior to the lien created by this Indenture for the benefit of the Owners of the Bonds on all money or property held or collected by the Trustee other than money derived from a draw on the Credit Facility. Such obligations shall survive the satisfaction and discharge of this Indenture.

         (d) When the Trustee incurs expenses or renders services after an Event of Default, the expenses and compensation for the services are intended to constitute expenses of administration under any applicable bankruptcy law.

         (e) The Trustee may, nevertheless, begin suit, or appear in and defend suit, or do anything else in its judgment proper to be done by it as such Trustee without indemnity, and in such case the Issuer shall reimburse the Trustee from funds available therefor under the Loan Agreement for all costs and expenses, outlays and counsel fees and other reasonable disbursements properly incurred in connection therewith; provided, however, that the Trustee shall (i) make all payments hereunder of principal and redemption price of and interest on the Bonds and of the purchase price of Bonds tendered at the option of the Registered Owners thereof or purchased by the Borrower in lieu of redemption,
(ii) accelerate the Bonds when required to do so hereunder other than at the direction of the Registered Owners, and (iii) draw on the Credit Facility when required to do so hereunder, each without the necessity of the Registered Owners providing security or indemnity to the Trustee. If the Issuer shall fail to make reimbursement, the Trustee may reimburse itself from any moneys in its possession under the provisions of this Indenture (other than monies derived from a draw on the Credit Facility) and shall be entitled with respect thereto to a preference over the Bonds.

         (f) Subject to the standards described in SECTIONS 1001 and 1002 hereof, prior to taking action under this Indenture except for a declaration of acceleration under SECTION 902 or a drawing under the Credit Facility or the payment of principal and interest on the Bonds, the Trustee may require that satisfactory indemnity be furnished to it for reimbursement of all expenses to which it may be put and to protect it against all liability by reasons of any action so taken, except liability resulting from its gross negligence or willful misconduct. None of the provisos contained in this Indenture is intended to require the Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties or other exercise of its rights or powers hereunder.

         Section 1005. TRUSTEE NOT RESPONSIBLE FOR INSURANCE, TAXES, EXECUTION OF INDENTURE, ACTS OF THE ISSUER OR APPLICATION OF MONEYS APPLIED IN ACCORDANCE WITH THIS INDENTURE. The Trustee shall not be under any obligation to effect or maintain insurance or to renew any policies of insurance or to inquire as to the sufficiency of any policies of insurance carried by the Borrower, or to report, or make or file claims or proof of loss for, any loss or damage insured against or which may occur, or to keep itself informed or advised as to the payment of any taxes or assessments, or to require any such payment to be made. The Trustee shall have no responsibility in respect of the validity, sufficiency, due execution or acknowledgment of this Indenture by the Issuer or the validity or sufficiency of the security provided thereunder or in respect of the validity of the Bonds or the due execution or issuance thereof. The Trustee shall be under no obligation to see that any duties herein imposed upon any party other than itself, or any covenants herein contained on the part of any party other than itself to be performed, shall be done or performed, and the Trustee shall have no liability for failure to see that any such duties or covenants are so done or performed.

         The Trustee shall not be liable or responsible because of the failure of the Issuer or of any of its employees or agents to make any collections or deposits or to perform any act herein required of the Issuer or because of the loss of any moneys arising through the insolvency or the act or default or omission of any other depositary in which such moneys shall have been deposited under the provisions of this Indenture. The Trustee shall not be responsible for the application of any of the proceeds of the Bonds or any other moneys deposited with it and paid out, withdrawn or transferred hereunder if such application, payment, withdrawal or transfer shall be made in accordance with the provisions of this Indenture.

         The immunities and exemptions from liability of the Trustee hereunder shall extend to its directors, officers, employees and agents.

         Section 1006. COMPENSATION. Subject to the provisions of any contract relating to the compensation of the Trustee, the Issuer shall cause the Borrower to pay to the Trustee as Administrative Expenses its reasonable fees and charges in accordance with Section 7.5 of the Loan Agreement. In computing the Trustee's compensation, the parties shall not be limited by any law on the compensation of an express trust. If the Borrower shall fail to make any payment required by this SECTION 1006, the Trustee may, but shall be under no obligation to, make such payment from any moneys in its possession under the provisions of this Indenture and shall be entitled to a preference therefor over the Bonds hereunder; provided that no payments under this SECTION 1006 shall be made with moneys drawn under the Credit Facility.

         Section 1007. TRUSTEE TO PRESERVE RECORDS. All records and files pertaining to the Project in the custody of the Trustee shall be open at all reasonable times to the inspection of the Issuer, the Credit Facility Issuer and the Borrower and their agents and representatives.

         Section 1008. TRUSTEE MAY BE REGISTERED OWNER. The institution acting as Trustee under this Indenture, and its directors, officers, employees or agents, may in good faith buy, sell, own, hold and deal in the Bonds issued under and secured by this Indenture, and may join in the capacity of a Registered Owner in any action which any Registered Owner may be entitled to take with like effect as if such institution were not the Trustee under this Indenture.

         Section 1009. TRUSTEE NOT RESPONSIBLE FOR RECITALS. The recitals, statements and representations contained herein and in the Bonds shall be taken and construed as made by and on the part of the Issuer and not by the Trustee, and the Trustee shall not be under any responsibility for the correctness of the same.

         Section 1010. NO RESPONSIBILITY FOR RECORDING OR FILING. The Trustee shall be under no obligation to see to the recording or filing of this Indenture, the Loan Agreement, any financing statements or any other instrument or otherwise to the giving to any person of notice of the provisions hereof or thereof.

         Section 1011. TRUSTEE MAY RELY ON CERTIFICATES. Subject to the provisions of SECTIONS 1001 and 1002 hereof, the Trustee shall be protected and shall incur no liability in acting or proceeding, or in not acting or not proceeding, in good faith and in accordance with the terms of this Indenture, upon any resolution, order, notice, request, consent, waiver, certificate, statement, affidavit, requisition, bond or other paper or document which it shall in good faith believe to be genuine and to have been adopted or signed by the proper board or person or to have been prepared and furnished pursuant to any of the provisions of the Loan Agreement or this Indenture, or upon the written opinion of any attorney, engineer, accountant or other expert believed by it to be qualified in relation to the subject matter, and the Trustee shall be under no duty to make any investigation or inquiry as to any statements contained or matters referred to in any such instrument.

         Section 1012.     QUALIFICATION OF THE TRUSTEE.

         (a) There shall at all times be a Trustee hereunder, which shall be an association or a corporation organized and doing business under the laws of the United States of America or of any state, authorized under such laws and the applicable laws of the State to exercise corporate trust powers and act as Bond Registrar hereunder, having a combined capital and surplus of at least $100,000,000, and subject to supervision or examination by Federal or state authority. If such association or corporation is not a commercial bank or trust company, it shall also have a rating by Moody's (if the Bonds are then rated by Moody's) of Baa 3/P-3 or higher, or by S&P (if the Bonds are then rated by S&P) of BBB/A3 or higher or shall otherwise be approved in writing by Moody's or S&P, as the case may be. If such association or corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this
SECTION 1012, the combined capital and surplus of such association or corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

         (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of this SECTION 1012, it shall resign immediately in the manner and with the effect specified in SECTION 1013 hereof.

         Section 1013.     RESIGNATION AND REMOVAL OF TRUSTEE.

         (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under SECTION 1014 hereof.

         (b) The Trustee may resign at any time by giving written notice thereof to the Issuer and the Borrower. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the retiring Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         (c) The Trustee may be removed at any time by an instrument or instruments in writing to the Trustee, with copies to the Issuer and the Borrower, signed by the Majority Registered Owners or by their attorneys, legal representatives or agents and delivered to the Trustee, the Issuer and the Borrower (such instruments to be effective only when received by the Trustee).

         (d)      If at any time:

                  (i) the Trustee shall cease to be eligible under SECTION 1012 hereof, and shall fail to resign after written request therefor by the Borrower or by the Majority Registered Owners, or

                  (ii) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its respective property shall be appointed or any public officer shall take charge or control of the Trustee or of its respective property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (1) the Issuer or the Borrower may remove the Trustee, or (2) any Registered Owner may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor.

         (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Issuer with the approval of the Borrower, shall promptly appoint a successor. If, within 60 days after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by act of the Majority Registered Owners delivered to the Borrower and the retiring Trustee, the successor Trustee so appointed shall forthwith upon its acceptance of such appointment become the successor Trustee and supersede the successor Trustee appointed by the Issuer and approved by the Borrower. If no successor Trustee shall have been so appointed by the Issuer and approved by the Borrower or the Majority Registered Owners and accepted appointment in the manner hereinafter provided, any Registered Owner, if he has been a bona fide Registered Owner of a Bond for at least six months, may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         (f) The Issuer shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such event by first-class mail, postage prepaid, to each Registered Owner. Each notice shall include the name and address of the principal corporate trust office of the successor Trustee.

         Section 1014. SUCCESSOR TRUSTEE. Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to its predecessor, and also to the Issuer and the Borrower, an instrument in writing accepting such appointment hereunder, and thereupon such successor Trustee, without any further act, shall become fully vested with all the rights, immunities, powers and trusts, and subject to all the duties and obligations, of its predecessors; but such predecessor shall, nevertheless, on the written request of its successor or of the Issuer and upon payment of the expenses, charges and other disbursements of such predecessor which are payable pursuant to the provisions of SECTION 1006 hereof, execute and deliver an instrument transferring to such successor Trustee all the rights, immunities, powers and trusts of such predecessor hereunder; and every predecessor Trustee shall deliver all property and moneys held by it hereunder to its successor, including but not limited to the then current Liquidity Facility, subject, nevertheless, to its preference, if any, provided for in SECTIONS 1004 and 1007 hereof. Should any instrument in writing from the Issuer be required by any successor Trustee for more fully and certainly vesting in such Trustee the rights, immunities, powers and trusts hereby vested or intended to be vested in the predecessor Trustee, any such instrument in writing shall and will, on request, be executed, acknowledged and delivered by the Issuer.

         Notwithstanding any of the foregoing provisions of this Article, any bank or trust company having power to perform the duties and execute the trusts of this Indenture and otherwise qualified to act as Trustee hereunder with or into which the bank or trust company acting as Trustee may be merged or consolidated, or to which the assets and business of such bank or trust company may be sold, shall be deemed the successor of the Trustee.

         Section 1015. CO-TRUSTEE. It is the purpose of this Indenture that there shall be no violation of any law of any jurisdiction denying or restricting the right of certain banking corporations or associations to transact business as trustee as contemplated herein in such jurisdiction. It is recognized that in case of litigation under this Indenture upon the occurrence of an Event of Default, it may be necessary that the Trustee appoint an additional individual or institution as a separate Trustee or Co-Trustee, which shall be satisfactory to the Borrower. The following provisions of this SECTION 1015 are adapted to these ends.

         In the event of the incapacity or lack of authority of the Trustee, by reason of any present or future law of any jurisdiction, to exercise any of the rights, powers and trusts herein granted to the Trustee or to hold title to the Trust Estate or to take any other action which may be necessary or desirable in connection therewith, each and every remedy, power, right, claim, demand, cause of action, immunity, estate, title, interest and lien expressed or intended by this Indenture to be exercised by or vested in or conveyed to the Trustee with respect thereto shall be exercisable by and vest in such separate Trustee or Co-Trustee but only to the extent necessary to enable the separate Trustee or Co-Trustee to exercise such rights, powers and trusts, and every covenant and obligation necessary to the exercise thereof shall run to and be enforceable by such separate Trustee or Co-Trustee.

         Should any deed, conveyance or instrument in writing from the Issuer be required by the separate Trustee or Co-Trustee so appointed by the Trustee in order to more fully and certainly vest in and confirm to him or it such properties, rights, powers, trusts, duties and obligations, any and all such deeds, conveyances and instruments shall, on request, be executed, acknowledged and delivered by the Issuer. In case any separate Trustee or Co-Trustee or a successor to either, shall die, become incapable of acting, resign or be removed, all the estates, properties, rights, powers, trusts, duties and obligations of such separate Trustee or Co-Trustee, so far as permitted by law, shall vest in and be exercised by the Trustee until the appointment of a new Trustee or successor to such separate Trustee or Co-Trustee.

         Section 1016. NOTICE TO MOODY'S OR S&P. At any time during which the Bonds are rated by Moody's and/or S&P, the Trustee shall notify Moody's and/or S&P, as applicable, promptly of (i) any change in the Trustee, (ii) the expiration, termination or substitution of the Credit Facility during the Variable Rate Period unless an Alternate Credit Facility is provided to the Trustee in accordance with the terms of this Indenture, (iii) a change in the interest rate borne by the Bonds from the Variable Rate to the Fixed Rate, (iv) the payment of all of the Bonds or (v) any change to this Indenture, the Loan Agreement, the Reimbursement Agreement, the Credit Facility or the Remarketing Agreement.

                                   ARTICLE XI

                  EXECUTION OF INSTRUMENTS BY REGISTERED OWNERS
                         AND PROOF OF OWNERSHIP OF BONDS

         Section 1101. EXECUTION OF INSTRUMENTS BY REGISTERED OWNERS AND PROOF OF OWNERSHIP OF BONDS. Any request, direction, consent or other instrument in writing required or permitted by this Indenture to be signed or executed by a Registered Owner may be signed or executed by the Registered Owner or its attorneys or legal representatives. Proof of the execution of any such instrument and of the ownership of the Bonds shall be sufficient for any purpose of this Indenture and shall be conclusive in favor of the Trustee with regard to any action taken by it under such instrument if made in the following manner:

         The fact and date of the execution by any person of any such instrument may be proved by the verification of any officer in any jurisdiction who, by the laws thereof, has power to take affidavits within such jurisdiction, to the effect that such instrument was subscribed and sworn to before him, or by an affidavit of a witness to such execution, and where such execution is by an officer of a corporation or association or a member of a partnership on behalf of such corporation, association or partnership, such verification or affidavit shall also constitute sufficient proof of his authority.

         Nothing contained in this SECTION 1101 shall be construed as limiting the Trustee to such proof, it being intended that the Trustee may accept any other evidence of the matters herein stated which may be sufficient. Any request or consent of a Registered Owner shall bind every future Registered Owner of the Bonds to which such request or consent pertains or any Bonds issued in lieu thereof in respect of anything done by the Trustee pursuant to such request or consent.

         Notwithstanding any of the foregoing provisions of this SECTION 1101, the Trustee shall not be required to recognize any person as an owner of Bonds or to take any action at his request unless the Bonds shall be deposited with it.

         Section 1102. PRESERVATION OF INFORMATION. The Trustee shall preserve in the Bond Register, in as current a form as is reasonably practicable the name and address of each Registered Owner received by the Trustee in its capacity as Bond Registrar.

                                  ARTICLE XII

                    THE REMARKETING AGENT; THE TENDER AGENT;
                               THE PLACEMENT AGENT

         Section 1201.     THE REMARKETING AGENT.

         (a) The Issuer hereby appoints First Union Securities, Inc., with its corporate office in Charlotte, North Carolina, as Remarketing Agent under this Indenture. The Remarketing Agent and any successor Remarketing Agent, by written instrument delivered to the Issuer, the Trustee and the Borrower, shall accept the duties and obligations imposed on it under this Indenture and the Remarketing Agreement.

         (b) In addition to the other obligations imposed on the Remarketing Agent hereunder, the Remarketing Agent shall agree to keep such books and records in connection with its activities as Remarketing Agent hereunder as shall be consistent with prudent industry practice and make such books and records available for inspection by the Issuer, the Trustee, the Credit Facility Issuer and the Borrower at all reasonable times.

         (c) The Remarketing Agent shall at all times be a member of the National Association of Securities Dealers, Inc. and registered as a Municipal Securities Dealer under the Securities Exchange Act of 1934, as amended, or a national banking association or a bank or a trust company, in each case authorized by law to perform its obligations hereunder.

         (d) If at any time the Remarketing Agent is unable or unwilling to act as Remarketing Agent, the Remarketing Agent, upon 60 days' prior written notice to the Trustee, the Tender Agent and the Borrower, may resign. The Remarketing Agent may be removed at any time by the Borrower with the consent of the Credit Facility Issuer, by written notice signed by the Borrower delivered to the Trustee, the Remarketing Agent and the Tender Agent. Upon resignation or removal of the Remarketing Agent, the Borrower shall appoint a substitute Remarketing Agent meeting the qualifications of SECTION 1201(c).

         (e) In the event that the Borrower shall fail to appoint a successor Remarketing Agent upon the resignation or removal of the Remarketing Agent or upon its dissolution, insolvency or bankruptcy, the Trustee may, but is not required to, appoint a Remarketing Agent or itself act as Remarketing Agent until the appointment of a successor Remarketing Agent in accordance with this
SECTION 1201.

         (f) Notwithstanding any other provisions herein, the Remarketing Agent may at any time assign its duties as Remarketing Agent to an Affiliate of the Remarketing Agent. In the event of such assignment, the Remarketing Agent shall deliver written notice to the Trustee, the Borrower and the Tender Agent.

         Section 1202.     THE TENDER AGENT.

         (a) The Issuer hereby appoints First Union National Bank as Tender Agent under this Indenture, which agent has a corporate trust office in Charlotte, North Carolina. The Tender Agent and any successor Tender Agent, by execution hereof in the case of the Trustee simultaneously serving as Tender Agent, or by other written instrument delivered to the Issuer, the Trustee and the Borrower, shall accept the duties and obligations imposed on it under this Indenture.

         (b) If at any time the Tender Agent is unable or unwilling to act as Tender Agent, the Tender Agent, upon 60 days' prior written notice to the Issuer, the Trustee, the Remarketing Agent and the Borrower, may resign; provided, however, that in no case shall such resignation become effective until the appointment of a successor Tender Agent. The Tender Agent may be removed at any time by the Borrower with the consent of the Issuer, by written notice signed by the Borrower delivered to the Trustee, the Remarketing Agent, the Credit Facility Issuer and the Tender Agent. Upon resignation or removal of the Tender Agent, the Borrower with the consent of the Issuer shall appoint a substitute Tender Agent; provided, however, that in no case shall such removal become effective until the appointment of a successor Tender Agent. The successor or substitute Tender Agent shall be an association or a corporation organized and doing business under the laws of the United States of America or of any state, authorized under such laws and the applicable laws of the State to exercise corporate trust powers and act as Bond Registrar hereunder, having a combined capital and surplus of at least $100,000,000, and subject to supervision or examination by Federal or state authority. If such association or corporation is not a commercial bank or trust company, it shall also have a rating by Moody's (if the Bonds are then rated by Moody's) of Baa 3/P-3 or higher, or by S&P (if the Bonds are then rated by S&P) of BBB/A3 or higher or shall otherwise be approved in writing by Moody's or S&P, as the case may be. If such association or corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this SECTION 1202, the combined capital and surplus of such association or corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

         (c) In the event the Borrower shall fail to appoint a successor Tender Agent upon the resignation or removal of the Tender Agent or upon its dissolution, insolvency or bankruptcy, the Trustee may at its discretion, but is not required to, act as Tender Agent until the appointment of a successor Tender Agent in accordance with this SECTION 1202.

         (d) The Tender Agent shall have no responsibility with respect to the source of any funds provided to it for the purpose of paying the purchase price of the Bonds. The Tender Agent shall have no responsibility to determine the amount representing accrued interest which may be payable in connection with the purchase of the Bonds and may rely conclusively on the computation of such accrued interest by the Trustee pursuant to the Indenture. The Tender Agent shall have no obligation to expend its own funds in connection with any such purchase, and shall have no obligation to pay the purchase price in any type of funds other than that received by the Tender Agent for such purpose as aforesaid.

         (e) The Borrower shall, to the fullest extent permitted by law, indemnify and hold the Tender Agent harmless from any and all liability, losses, damages, costs and expenses of any nature (including interest and reasonable counsel fees and disbursements) arising out of or in connection with its duties, or those of its employees or agents arising from their performance under this Agreement and the Indenture, except for liabilities, losses, damages, costs, expenses and fees arising out of the gross negligence or willful misconduct of the Tender Agent or its employees or agents.

         (f) The Borrower shall pay the Tender Agent such fees and charges as shall be agreed upon between them from time to time. The Borrower shall reimburse the Tender Agent for all reasonable out-of-pocket expenses of the Tender Agent including, but not limited to counsel fees, special stationery, checks, postage, wire tender of funds, shipping, insurance, telecommunications and such other expenses associated with the giving of notices and messenger delivery.

         Section 1203. THE PLACEMENT AGENT. The Placement Agent shall be a member of the National Association of Securities Dealers, Inc. and registered as a Municipal Securities Dealer under the Securities Exchange Act of 1934, as amended, or a national banking association or a bank or trust company, in each case authorized by law to perform its obligations described in SECTION 202(e) hereof. The Placement Agent shall agree to establish the Preliminary Fixed Rate and to use its best efforts to arrange for the sale of Tendered Bonds on the Conversion Date, all as more particularly described in SECTION 202(e).

         Section 1204. NOTICES. The Trustee shall, within 30 days of the resignation or removal of the Remarketing Agent or the Tender Agent or the appointment of a successor Placement Agent or a successor Remarketing Agent or Tender Agent, give notice thereof by first-class mail, postage prepaid, to the Registered Owners of the Bonds.

                                  ARTICLE XIII

                           AMENDMENTS AND SUPPLEMENTS

         Section 1301. AMENDMENTS AND SUPPLEMENTS WITHOUT REGISTERED OWNERS' CONSENT. This Indenture may be amended or supplemented by the Issuer and the Trustee at any time and from time to time, without the consent of the Registered Owners, but with the consent of the Borrower and Credit Facility Issuer, if a Credit Facility is in effect, and with the consent of the Tender Agent, if such amendment affects the rights, duties and responsibilities of the Tender Agent, by a supplemental indenture authorized by an ordinance of the Governing Board filed with the Trustee, for one or more of the following purposes:

         (a) to add additional covenants of the Issuer or to surrender any right or power herein conferred upon the Issuer;

         (b) for any purpose not inconsistent with the terms of this Indenture or to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make such other provisions in regard to matters or questions arising under this Indenture which shall not adversely affect the interests of the Registered Owners of the Bonds;

         (c) to permit the Bonds to be converted to certificated securities;

         (d) to permit the appointment of a co-trustee under this Indenture;

         (e) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the Trust Indenture Act of 1939, or under any similar federal statute hereafter enacted, and to add to this Indenture such other provisions as may be expressly permitted by the Trust Indenture Act of 1939;

         (f) except as otherwise provided in SECTION 1302 hereof, to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to obtain a rating of the Bonds from Moody's or S&P; and

         (g) to amend the administrative provisions hereof to accommodate the provisions of an Alternate Credit Facility.

Prior to making any amendment, the Borrower shall provide the Trustee and the Credit Facility Issuer with (i) a copy of the proposed amendment and (ii) an opinion of Bond Counsel to the effect that such amendment or supplement will not adversely affect the tax-exempt status of interest on the Bonds.

         Section 1302. AMENDMENTS WITH REGISTERED OWNERS' AND CREDIT FACILITY ISSUER'S CONSENT. This Indenture may be amended by the Issuer and the Trustee from time to time, except with respect to (1) the principal, redemption price, purchase price, or interest payable upon any Bonds, (2) the Interest Payment Dates, the dates of maturity or the redemption or purchase provisions of any Bonds, and (3) this ARTICLE XIII, by a supplemental indenture consented to by the Credit Facility Issuer (if a Credit Facility is in effect) and by the Borrower and approved by the Registered Owners of at least a majority in aggregate principal amount of the Bonds then Outstanding which would be affected by the act proposed to be taken. This Indenture may be amended with respect to the matters enumerated in clauses (1) through (3) of the preceding sentence only with the unanimous consent of all Registered Owners, the Credit Facility Issuer (if a Credit Facility is in effect) and the Borrower.

         Section 1303. SUPPLEMENTAL INDENTURES AFFECTING RIGHTS OF CREDIT FACILITY ISSUER. Anything herein to the contrary notwithstanding, a supplemental indenture under this ARTICLE XIII which in the judgment of the Credit Facility Issuer (if a Credit Facility is in effect) adversely affects the rights of the Credit Facility Issuer hereunder shall not become effective unless or until the Credit Facility Issuer shall have consented to the execution and delivery thereof.

         Section 1304. AMENDMENT OF LOAN AGREEMENT. The Issuer and the Borrower, and, during the Variable Rate Period, the Credit Facility Issuer, may amend the Loan Agreement with the prior written consent of the Trustee. Prior to making any amendment, the Borrower shall provide the Trustee and the Credit Facility Issuer with (a) a copy of the proposed amendment and (b) an opinion of Bond Counsel to the effect that such amendment or supplement will not adversely effect the tax exempt status of interest on the Bonds and, unless the Trustee shall have otherwise given its consent to such amendment or supplement, to the further effect that such amendment or supplement will not otherwise adversely affect the interests of the Registered Owners. Notwithstanding the foregoing, the Issuer and the Borrower, with the consent of the Trustee and the Credit Facility Issuer, may amend the Loan Agreement to such extent as shall be necessary to obtain a rating of the Bonds from Moody's or S&P without providing the opinion of Bond Counsel specified in clause (b) above. If the Issuer and the Borrower propose to amend the Loan Agreement in such a manner as would adversely affect the interests of the Registered Owners, the Trustee shall notify Registered Owners of the proposed amendment and may consent thereto with the consent of at least a majority in aggregate principal amount of the Bonds then Outstanding which would be affected by the action proposed to be taken; provided, that the Trustee shall not, without the unanimous consent of the Registered Owners of all Bonds then Outstanding, consent to any amendment which would (1) decrease the amounts payable on the Note, (2) change the due date of principal of or interest on the Note or change any of the prepayment provisions of the Note, or (3) change Section 5.5 of the Loan Agreement.

         Section 1305. AMENDMENT OF LOAN AGREEMENT REQUIRING CONSENT OF CREDIT FACILITY ISSUER. Anything herein to the contrary notwithstanding, any amendment, change or modification of the Loan Agreement which in the judgment of the Credit Facility Issuer affects the rights of the Credit Facility Issuer shall not become effective unless or until the Credit Facility Issuer shall have consented to the execution and delivery of such amendment, change and modification.

         Section 1306. AMENDMENT OF CREDIT FACILITY. Except as otherwise provided herein, the Credit Facility may not be effectively amended, changed or modified without the prior written consent of the Trustee. The Trustee may, without the consent of the Registered Owners of the Bonds, consent to any amendment of the Credit Facility as may be required to extend the term thereof or for purposes of curing any ambiguity, formal defect or omission or obtaining or retaining a rating of the Bonds from Moody's or S&P that, in the Trustee's judgment, does not prejudice in any material respect the interests of the Registered Owners. Except for such amendments, and as otherwise provided herein, the Credit Facility may be amended only with the consent of the Issuer, the Trustee and the Registered Owners of a majority in aggregate principal amount of Outstanding Bonds, except that no such amendment may be made that would reduce the amounts required to be paid thereunder, change the time for payment of such amounts or accelerate the expiration date of the Credit Facility without the written consent of the Registered Owners of all Outstanding Bonds.

         Section 1307. TRUSTEE AUTHORIZED TO JOIN IN AMENDMENTS AND SUPPLEMENTS; RELIANCE ON COUNSEL. The Trustee is authorized to join with the Issuer in the execution and delivery of any supplemental indenture or amendment permitted by this ARTICLE XIII and in so doing shall be fully protected by an opinion of Counsel that such supplemental indenture or amendment is so permitted and has been duly authorized by the Issuer and that all things necessary to make it a valid and binding agreement have been done; provided that certain amendments may, by agreement between the Trustee and the Credit Facility Issuer, require the prior consent of the Credit Facility Issuer.

                                  ARTICLE XIV

                           DEFEASANCE; OTHER PAYMENTS

         Section 1401.     DEFEASANCE.

         (a) When the principal or redemption price (as the case may be) of, and interest on all Bonds issued hereunder have been paid, or provision has been made for payment of the same, together with the compensation of the Trustee and all other sums payable hereunder by the Issuer, the right, title and interest of the Trustee in and to the Trust Estate shall thereupon cease, and the Trustee, on written demand of the Issuer, shall release this Indenture and shall execute such documents to evidence such release as may be reasonably required by the Issuer and shall turn over to the Borrower or to such person, body or authority as may entitled to receive the same all balances then held by it hereunder; provided, that if any payments have been received by the Trustee from draws on the Credit Facility in connection with such release, such balances shall be paid to the Credit Facility Issuer to the extent of such payments. If payment or provision therefor is made with respect to less than all of the Bonds, the particular Bonds (or portion thereof) for which provision for payment shall have been considered made shall be selected by lot by the Trustee and thereupon the Trustee shall take similar action for the release of this Indenture with respect to such Bonds.

         (b) Provision for the payment of Bonds shall be deemed to have been made when the Trustee holds in the Bond Fund, in trust and irrevocably sets aside exclusively for such payment, (i) moneys sufficient to make such payment provided that if a Credit Facility is then held by the Trustee, such moneys shall constitute Available Moneys or (ii) noncallable Government Obligations maturing as to principal and interest in such amounts and at such times as will provide sufficient moneys without reinvestment to make such payment; provided that (i) such provision for payment may only be made after the Conversion Date and (ii) the Trustee shall have received an opinion of Bond Counsel to the effect that such deposit will not adversely affect the tax-exempt status of the interest on any of the Bonds (E.G. by causing any of the Bonds to be classified as "arbitrage bonds" within the meaning of Section 148 of the Code), and provided further, that if a Credit Facility is then held by the Trustee, such Government Obligations shall have been on deposit with the Trustee in a separate and segregated account for a period of 366 days during and prior to which no Event of Bankruptcy has occurred or which Government Obligations were purchased with Available Moneys.

         No Bonds in respect of which a deposit under clause (b) above has been made shall be deemed paid within the meaning of this Article unless the Trustee is satisfied that the amounts deposited are sufficient to make all payments that might become due on the Bonds. Notwithstanding the foregoing, no delivery to the Trustee under this SUBSECTION (b) shall be deemed a payment of any Bonds which are to be redeemed prior to their stated maturity until such Bonds shall have been irrevocably called or designated for redemption on a date thereafter on which such Bonds may be redeemed in accordance with the provisions of this Indenture or the Issuer shall have given the Trustee, in form satisfactory to the Trustee, irrevocable instructions to give notice of redemption. Neither the obligations nor moneys deposited with the Trustee pursuant to this Section shall be withdrawn or used for any purpose other than, and shall be segregated and held in trust for, the payment of the principal of, redemption price of, and interest on the Bonds with respect to which such deposit has been made. In the event that such moneys or obligations are to be applied to the payment of principal or redemption price of any Bonds more than 60 days following the deposit thereof with the Trustee, the Trustee shall mail a notice stating that such moneys or obligations have been deposited and identifying the Bonds for the payment of which such moneys or obligations are being held to all Registered Owners of such Bonds at their addresses shown on the Bond Register.

         (c) Anything in ARTICLE XIII to the contrary notwithstanding, if moneys or Government Obligations have been deposited or set aside with the Trustee pursuant to this Article for the payment of the principal or redemption price, of the Bonds and the interest thereon and the principal or redemption price, of such Bonds and the interest thereon shall not have in fact been actually paid in full, no amendment to the provisions of this Article shall be made without the consent of the Registered Owner of each of the Bonds affected thereby.

         Notwithstanding the foregoing, those provisions relating to the maturity of Bonds, interest payments and dates thereof, and the dates, premiums and notice requirements for optional and mandatory redemption and the Trustee's remedies with respect thereto, and provisions relating to exchange, transfer and registration of Bonds, replacement of mutilated, destroyed, lost or stolen Bonds, the safekeeping and cancellation of Bonds, nonpresentment of Bonds, the holding of moneys in trust and repayments to the Borrower or the Credit Facility Issuer from the Bond Fund and the duties of the Trustee in connection with all of the foregoing and the fees, expenses and indemnities of the Trustee, shall remain in effect and shall be binding upon the Trustee, the Issuer, the Borrower and the Registered Owners, notwithstanding the release and discharge of the lien of this Indenture.

         Section 1402. DEPOSIT OF FUNDS FOR PAYMENT OF BONDS. If the principal or redemption price of any Bonds becoming due, either at maturity or by call for redemption or otherwise, together with all interest accruing thereon to the due date, has been paid or provisions therefor made in accordance with
SECTION 1401 hereof, all interest on such Bonds shall cease to accrue on the due date and all liability of the Issuer with respect to such Bonds shall likewise cease, except as hereinafter provided. Thereafter the Registered Owners of such Bonds shall be restricted exclusively to the funds so deposited for any claim of whatsoever nature with respect to such Bonds, and the Trustee shall hold such funds in trust for such Registered Owners.

         Section 1403. EFFECT OF PURCHASE OF BONDS. No purchase of Bonds pursuant to SECTION 303 shall be deemed to be a payment or redemption of such Bonds or any portion thereof and such purchase will not operate to extinguish or discharge the indebtedness evidenced by such Bonds.

                                   ARTICLE XV

                            MISCELLANEOUS PROVISIONS

         Section 1501. COVENANTS OF ISSUER TO BIND ITS SUCCESSORS. In the event of the dissolution of the Issuer, all of the covenants, stipulations, obligations and agreements contained in this Indenture by or on behalf of or for the benefit of the Issuer shall bind or inure to the benefit of the successor or successors of the Issuer from time to time and any officer, board, commission, authority, agency or instrumentality to whom or to which any power or duty affecting such covenants, stipulations, obligations and agreements shall be transferred by or in accordance with law, and the word "Issuer" as used in this Indenture shall include such successor or successors.

         Section 1502. NOTICES. Any notice, demand, direction, request or other instrument authorized or required by its Indenture to be given to or filed with the Issuer, the Trustee, the Borrower or the Credit Facility Issuer shall be in writing and shall be deemed given or filed for all purposes of this Indenture when delivered by hand delivery or mailed by first-class, postage prepaid, registered or certified mail, addressed as follows:

         If to the Issuer:        Adams County Industrial Development Authority
                                  Adams County Economic Development Corporation
                                  261 South Franklin Street
                                  Gettysburg, PA 17325-2506
                                  Attention: Catherine A. Cresswell, President

         If to the Trustee:       First Union National Bank
                                  150 4th Avenue North
                                  2nd Floor
                                  Nashville, TN 37219
                                  Attention: Corporate Trust

         If to the Borrower:      Genlyte Thomas Group, LLC
                                  4360 Brownsboro Road, Suite 300
                                  P.O. Box 35120
                                  Louisville, PA 17340
                                  Attention:  Terry L. Lange, Treasurer

         If to the Bank:
                                  Bank of America, N.A.
                                  231 South LaSalle
                                  Mail Code #IL1-231-09-37
                                  Chicago, IL 60697
                                  Attention: Raju Patel, Principal
and if sent by telegraph, telegram report of delivery requested, addressed as above, at the time and date appearing on the report of delivery. A duplicate copy of each notice or other communication given hereunder by either the Issuer or Trustee to the other shall also be given to the Borrower.

         All documents received by the Trustee under the provisions of this Indenture, or photographic copies thereof, shall be retained in its possession until this Indenture shall be released in accordance with the provisions hereof, subject at all reasonable times to the inspection of the Issuer and the Registered Owners and the agents and representatives thereof.

         The Issuer, the Trustee, the Credit Facility Issuer and the Borrower may, by notice given hereunder, designate any further or different addresses to which subsequent notices, certificates or other communications shall be sent.

         Section 1503. TRUSTEE AS PAYING AGENT AND BOND REGISTRAR. The Trustee is hereby designated and agrees to act as Paying Agent and Bond Registrar for and in respect of the Bonds and any amounts received under the Credit Facility or the Loan Agreement.

         Section 1504. RIGHTS UNDER INDENTURE. Except as herein otherwise expressly provided, nothing in this Indenture expressed or implied is intended or shall be construed to confer upon any person, firm or corporation other than the parties hereto, the Borrower and the Registered Owners of the Bonds issued under and secured by this Indenture, any right, remedy or claim, legal or equitable, under or by reason of this Indenture or any provision hereof, this Indenture and all its provisions being intended to be and being for the sole and exclusive benefit of the parties hereto, the Borrower and the Registered Owners from time to time of the Bonds issued hereunder.

         Section 1505. FORM OF CERTIFICATES AND OPINIONS. Except as otherwise provided in this Indenture, any request, notice, certificate or other instrument from the Issuer or the Borrower to the Trustee shall be deemed to have been signed by the proper party or parties if signed by the Issuer Representative or the Borrower Representative, respectively, and the Trustee may accept and rely upon a certificate signed by the Issuer Representative as to any action taken by the Issuer and by the Borrower Representative as to any action taken by the Borrower.

         Section 1506. SEVERABILITY. In case any one or more of the provisions of this Indenture or of the Bonds issued hereunder shall for any reason be held to be illegal or invalid, such illegality or invalidity shall not affect any other provision of this Indenture or of the Bonds, but this Indenture and the Bonds shall be construed and enforced as if such illegal or invalid provision had not been contained therein. In case any covenant, stipulation, obligation or agreement of the Issuer contained in the Bonds or in this Indenture shall for any reason be held to be in violation of law then such covenant, stipulation, obligation or agreement shall be deemed to be the covenant, stipulation, obligation or agreement of the Issuer to the full extent permitted by law.

         Section 1507. COVENANTS OF ISSUER NOT COVENANTS OF OFFICIALS INDIVIDUALLY. All covenants, stipulations, obligations and agreements of the Issuer contained in this Indenture shall be deemed to be covenants, stipulations, obligations and agreements of the Issuer to the full extent permitted by the Constitution and laws of the State. No covenant, stipulation, obligation or agreement contained herein shall be deemed to be a covenant, stipulation, obligation or agreement of any present or future commissioner, agent or employee of the Issuer or the Governing Board in his individual capacity, and neither the commissioners of the Issuer nor any other officer of the Issuer or the Governing Board executing the Bonds shall be liable personally on the Bonds or be subject to any personal liability or accountability by reason of the issuance thereof. No commissioner, officer, agent or employee of the Issuer or the Governing Board shall incur any personal liability in acting or proceeding or in not acting or not proceeding in accordance with the terms of this Indenture.

         Section 1508. STATE LAW GOVERNS. This Indenture shall be governed by and construed in accordance with the laws of the State.

         Section 1509. PAYMENTS OR PERFORMANCE DUE ON DAYS OTHER THAN BUSINESS DAYS. In any case where the date of maturity of interest on or principal of the Bonds or the date fixed for redemption of the Bonds or the specified last date for the performance of any act or the exercising of any right shall be a day other than a Business Day, then such payment may be made or act performed or right exercised on the next succeeding Business Day with the same force and effect as if made, performed or exercised on the specified date, provided that interest shall accrue for the period of any such extension.

         Section 1510. EXECUTION IN COUNTERPARTS. This Indenture may be executed in multiple counterparts, each of which shall be regarded for all purposes as an original, and such counterparts shall constitute but one and the same instrument, and no one counterpart of which need be executed by all parties.

         IN WITNESS WHEREOF, Adams County Industrial Development Authority has caused this Indenture to be executed in its name and on its behalf by the Chairman of its Board and the official seal of the Issuer to be impressed hereon and attested by the President of the Issuer; and the Trustee has caused this Indenture to be executed in its name and on its behalf by an authorized officer, all as of the date and year first above written.


                                       ADAMS COUNTY INDUSTRIAL
                                       DEVELOPMENT AUTHORITY


(SEAL)                                 By: /s/ GERALD R. RICHARDSON
                                           -------------------------------------

ATTEST:                                Title: Chairman
                                              ----------------------------------


/s/ CATHERINE A. CRESSWELL
-----------------------------------
          President


                                       FIRST UNION NATIONAL BANK, as Trustee


                                       By: /s/ SUSAN BAKER
                                           -------------------------------------

                                       Title: Vice President
                                              ----------------------------------

                                    EXHIBIT A

                   FORM OF NOTICE OF CONVERSION TO FIXED RATE

                                                          Date: ________________

To:      [Registered Owners of Bonds]

         RE: $7,600,000 Adams County Industrial Development Authority Variable Rate Demand/Fixed Rate Revenue Bonds (Genlyte Thomas Group, LLC Project), Series of 2000

Ladies and Gentlemen:

         (1) The interest rate on the above-captioned Bonds is being converted to the Fixed Rate (as defined in, and to be determined in, the Indenture) effective on ______________ ___, (the "Conversion Date" as defined in the Indenture).

         (2) After ________________ ___, (the tenth day preceding the Conversion Date), Registered Owners of Bonds shall not be entitled to deliver Bonds to First Union National Bank, as Tender Agent, for purchase pursuant to
SECTION 203 of the Indenture.

         (3) The Preliminary Fixed Rate (as defined in, and determined as described in, the Indenture) is ________%.

         (4) Depending on market conditions, the Fixed Rate may be higher but in no event shall be lower than the Preliminary Fixed Rate.

         (5) Payment of the Bonds [will] [will not] be supported by a Credit Facility (as defined in the Indenture) after the Conversion Date [, which Credit Facility will be issued by __________________ effective on the Conversion Date and expiring on ________________ ___, _____ unless otherwise terminated by the terms thereof].

         (6) Registered Owners shall be deemed to have tendered their Bonds for purchase. In order to receive payment of the purchase price of any Bond which is deemed to have been tendered, the Registered Owner of such Bond must deliver such Bond to the principal office of First Union National Bank, as Tender Agent, at Charlotte, North Carolina before 10:00 a.m. on the Conversion Date.


                                       First Union National Bank, as Trustee


                                       By: /s/
                                           ----------------------------------
                                       Title:
                                             --------------------------------

                                    EXHIBIT B

                                 [Form of Bond]


--------------------------------------------------------------------------------
Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to issuer or its agent for registration of transfer, exchange, or payment and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entry as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.
--------------------------------------------------------------------------------


                                      CUSIP

THE PRINCIPAL OF, REDEMPTION PREMIUM, IF ANY, AND INTEREST ON THIS BOND ARE LIMITED OBLIGATIONS OF THE ISSUER PAYABLE SOLELY FROM THE SOURCES AND SPECIAL FUNDS PLEDGED FOR THEIR BENEFIT PURSUANT TO THE INDENTURE. NEITHER THE FULL FAITH AND CREDIT NOR THE TAXING POWER OF ADAMS COUNTY OR THE COMMONWEALTH OF PENNSYLVANIA OR ANY POLITICAL SUBDIVISION OR AGENCY THEREOF IS PLEDGED FOR THE PAYMENT OF THE PRINCIPAL OF, REDEMPTION PREMIUM, IF ANY, OR INTEREST ON THIS BOND.

THIS BOND MAY BE TENDERED FOR PURCHASE AS DESCRIBED HEREIN. DELIVERY OF AN OPTIONAL TENDER NOTICE WITH RESPECT TO THIS BOND CONSTITUTES AN IRREVOCABLE OFFER TO SELL THIS BOND ON THE DATE SPECIFIED THEREIN AND IS BINDING ON SUBSEQUENT REGISTERED OWNERS OF THIS BOND. IN THE EVENT THE REGISTERED OWNER FAILS TO DELIVER THIS BOND TO THE TENDER AGENT ON THE SPECIFIED PURCHASE DATE, THE OWNER HEREOF SHALL THEREAFTER BE ENTITLED ONLY TO PAYMENT OF THE PURCHASE PRICE AND NOT TO THE BENEFITS OF THE INDENTURE. THIS BOND ALSO IS SUBJECT TO MANDATORY TENDER AND PURCHASE AS DESCRIBED HEREIN.

                            United States of America
                          Commonwealth of Pennsylvania

                                   $7,600,000
                  Adams County Industrial Development Authority
                  Variable Rate Demand/Fixed Rate Revenue Bonds
                      (Genlyte Thomas Group, LLC Project),
                                 Series of 2000

                                                                  No. R-________

Registered Owner:          _______________________

Principal Amount:          _______________________

Maturity Date:             May 1, 2020

Initial Interest Rate:     A variable rate of interest determined by the
                           Remarketing Agent on the date of issuance.

Interest Payment Dates:    The first Business Day of each month commencing June
                           1, 2000, through the Maturity Date.

Original Delivery Date:    May 18, 2000

         Adams County Industrial Development Authority (hereinafter called the "Issuer"), a political subdivision and body politic and corporate duly organized and existing under the Constitution and laws of the Commonwealth of Pennsylvania, for value received, hereby promises to pay (but only from the sources and in the manner hereinafter mentioned) to the Registered Owner, or registered assigns, the Principal Amount on the Maturity Date and to pay (but only from the sources and in the manner hereinafter mentioned) interest thereon from the Interest Payment Date next preceding the Date of Authentication indicated hereon, unless it is authenticated on an Interest Payment Date, in which event it shall bear interest from such date, or if it is authenticated prior to June 1, 2000, in which event it shall bear interest from the Date of Authentication, payable on each Interest Payment Date, until payment of said principal sum has been made or provided for, at the rate or rates per annum provided for below. Principal and interest and premium, if any, shall be paid in any coin or currency of the United States of America which, at the time of payment, is legal tender for the payment of public and private debts. Interest shall be paid on each Interest Payment Date by check mailed to the person in whose name this Bond is registered at the close of business on the Regular Record Date (as hereinafter defined) next preceding such Interest Payment Date (provided that, if such day is not a Business Day, such payment shall be made the next succeeding Business Day as if made on the Interest Payment Date); provided, however, that interest shall also be payable by wire transfer to the account at a member bank of the Federal Reserve System of any registered owner of Bonds in the aggregate principal amount of $1,000,000 or more at the written request (identifying such account by number) of the registered owner received by the Trustee (as hereinafter defined) at least five (5) days before the Regular Record Date or Special Record Date (as defined in the Indenture). While the Bonds bear interest at the Variable Rate (as hereinafter defined), the Regular Record Date will be the close of business on the Business Day immediately preceding each Interest Payment Date. While the Bonds bear interest at the Fixed Rate (as hereinafter defined), the Regular Record Date will be the 15th day of the calendar month preceding each Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the registered owner on such Regular Record Date, and may be paid to the person in whose name this Bond is registered at the close of business on a Special Record Date (as defined in the Indenture) for the payment of such defaulted interest to be fixed by the Trustee, or may be paid at any time in any other lawful manner, all as more fully provided in the Indenture. Principal and redemption price shall be paid upon surrender of this Bond at the principal corporate trust office of First Union National Bank, as Trustee (said banking institution and any successor trustee or co-trustee under the Indenture being herein called the "Trustee"), in the City of Nashville, Tennessee. Payment of the purchase price of Bonds purchased as described herein shall be paid, upon surrender of such Bonds, at the office of First Union National Bank (in such capacity, the "Tender Agent") in the City of Nashville, Tennessee.

         This Bond is issued under and pursuant to the Constitution and laws of the Commonwealth of Pennsylvania (the "State"), particularly the Economic Development Financing Law of the Commonwealth, the Act of August 23, 1967, P.L. 251, 73 P.S. ss.ss.371 ET SEQ, as amended (hereinafter called the "Act"), and under and pursuant to a resolution duly adopted by the governing body of the Issuer. This Bond and the interest thereon shall not be deemed to constitute or to create in any manner a debt, liability or obligation of the Commonwealth of Pennsylvania or of any political subdivision or any agency thereof or a pledge of the faith and credit of the Commonwealth of Pennsylvania or any such political subdivision or any such agency, but shall be limited obligations of the Issuer payable solely from the revenues and other funds pledged therefor and shall not be payable from any assets or funds of the Issuer other than the revenues and other funds pledged therefor, and neither the faith and credit nor the taxing power of Commonwealth of Pennsylvania the or any political subdivision or any agency thereof is pledged to the payment of the principal of or the interest on this Bond.

         This Bond is one of the Bonds of a duly authorized issue of industrial revenue bonds of the Issuer in the aggregate original principal amount of $7,600,000 and is known as "$7,600,000 Adams County Industrial Development Authority Variable Rate Demand/Fixed Rate Revenue Bonds (Genlyte Thomas Group, LLC Project), Series of 2000 (the "Bonds").

         The Bonds have been issued in order to provide funds for the acquisition, construction and installation of a manufacturing project by Genlyte Thomas Group, LLC (the "Borrower") on property owned by the Borrower in Adams County, Pennsylvania (the "Project").

         This Bond is issued under and pursuant to a Trust Indenture dated as of May 1, 2000 (said Trust Indenture, together with all such supplements and amendments thereto as therein permitted, being herein called the "Indenture"), by and among the Issuer and the Trustee. An executed counterpart of the Indenture is on file at the principal corporate trust office of the Trustee. Reference is hereby made to the Indenture for the provisions, among others, with respect to the custody and application of the proceeds of the Bonds, the collection and disposition of revenues, a description of the funds charged with and pledged to the payment of the principal of and interest on and any other amounts payable under the Bonds, the nature and extent of the security, the terms and conditions under which the Bonds are or may be issued, the rights, duties and obligations of the Issuer and of the Trustee and the rights of the registered owners of the Bonds, and, by the acceptance of this Bond, the registered owner hereof assents to all of the provisions of the Indenture.

         The Issuer has entered into a Loan Agreement dated as of May 1, 2000 (herein called the "Loan Agreement"), with the Borrower, under which the Issuer has agreed to lend to the Borrower the proceeds of the Bonds, and in consideration and as evidence of the loan the Borrower has agreed to issue its promissory note (the "Note") in the principal amount, payable in installments, bearing interest at rates and payable at times corresponding to the principal amount of, installments of principal of, interest rates on and due dates of the Bonds. The Loan Agreement also provides for the payment by the Borrower of certain fees and expenses of the Issuer and the Trustee, and the Loan Agreement further obligates the Borrower (i) to pay the cost of maintaining the Project in good repair in all material respects and keeping the same insured and (ii) to maintain a Credit Facility (as hereinafter defined) during the period of time the Bonds bear interest at the Variable Rate (the "Variable Rate Period").

         CREDIT FACILITY. The Borrower has entered into various credit agreements (collectively, the "Reimbursement Agreement") with Bank of America, N.A. (in such capacity, the "Bank"). Pursuant to the Reimbursement Agreement, the Borrower has caused a Letter of Credit issued by the Bank (the "Letter of Credit"), to be delivered to the Trustee, as provided in the Indenture. The Trustee shall be entitled under the Letter of Credit to draw up to an amount of $7,740,548 of which (a) $7,600,000 shall support the payment of principal or that portion of the purchase price corresponding to principal of the Bonds and
(b) $140,548 shall support the payment of up to 45 days' interest or that portion of the purchase price corresponding to interest on the Bonds at an assumed rate of 15% per annum. Subject to the provisions of the Indenture, the Borrower is required during the Variable Rate Period to maintain with the Trustee the Letter of Credit or an alternate credit facility with terms and provisions substantially the same as those of the Letter of Credit (an "Alternate Credit Facility"). During the Variable Rate Period, unless the Letter of Credit or the then current Alternate Credit Facility is replaced prior to its expiration in accordance with the terms of the Indenture, this Bond will become subject to mandatory redemption as provided in the Indenture upon expiration of the Credit Facility.

         SOURCE OF FUNDS. The principal of, premium, if any, and interest on the Bonds are payable solely from payments on the Note, the Loan Agreement and from any other moneys held by the Trustee under the Indenture for such purpose, including, with respect to principal and interest only, moneys drawn by the Trustee under the Letter of Credit or such other credit facility or facilities, if any, as may then be held by the Trustee under the Indenture for the benefit of the Registered Owners (the Letter of Credit or any Alternate Credit Facility is hereafter referred to as the "Credit Facility" and the Bank as the issuer of the Letter of Credit and any institution issuing an Alternate Credit Facility are herein called the "Credit Facility Issuer"). Except as otherwise specified in the Indenture, this Bond is entitled to the benefits of the Indenture equally and ratably both as to principal (and redemption and purchase price) and interest with all other Bonds issued under the Indenture.

         INTEREST RATES.

         INITIAL INTEREST RATE. This Bond shall bear interest from the Date of Authentication to and including May 24, 2000 at the Initial Interest Rate.

         VARIABLE RATE. After May 24, 2000 and prior to the Conversion Date (hereinafter defined), the Bonds shall bear interest at a rate per annum equal to a variable rate established as hereinafter provided (the "Variable Rate"). The Variable Rate shall be equal to the rate of interest certified in writing to the Trustee by First Union Securities, Inc., (along with its successors in such capacity, the "Remarketing Agent") on and as of each Wednesday (or the next succeeding Business Day (as defined in the Indenture) if such Wednesday is not a

Business Day) (the "Determination Date") as the minimum rate of interest per annum necessary, in the judgment of the Remarketing Agent taking into account market conditions prevailing on the Determination Date, to enable the Remarketing Agent to arrange for the sale of all of the Bonds on and as of the Determination Date in the secondary market at a price equal to the principal amount thereof (plus accrued interest to the date of settlement) and shall be effective on the first day of the next Calculation Period (as hereinafter defined). In the event the Remarketing Agent fails to certify such rate for any Calculation Period, or if for any reason the Variable Rate is held to be invalid or unenforceable by a court of competent jurisdiction for any period, the Variable Rate for each Calculation Period thereafter (if none is certified by the Remarketing Agent) shall be 90% of the yield for United States Treasury bills maturing approximately 30 days after the Determination Date as published by The Wall Street Journal on such Determination Date (or the next preceding Business Day on which The Wall Street Journal is published if not published on the Determination Date). For purposes hereof, "Calculation Period" shall mean the period from and including the day following the Determination Date of each week (even if not a Business Day) to and including the following Determination Date. Notwithstanding anything to the contrary contained herein or in the Indenture, the Variable Rate shall in no event be a rate in excess of the lesser of (i) 15% per annum, or (ii) the maximum rate permitted by law. Interest prior to the Conversion Date shall be computed on the basis of a 365 or 366 day year, as applicable, for the number of days actually elapsed, and shall be payable on each Interest Payment Date.

         FIXED RATE.

         (a) The interest rate on this Bond shall be converted to the Fixed Rate upon an election by the Borrower pursuant to the Indenture to convert the rate of interest on all Bonds then outstanding from the Variable Rate to a Fixed Rate (the "Fixed Rate Election"), on any Interest Payment Date by giving written notice, accompanied by the items described in SECTION 202(e) of the Indenture, to the Issuer, the Trustee, the Credit Facility Issuer, the Tender Agent and the Remarketing Agent which notice shall specify the Placement Agent which has agreed to use its best efforts to arrange for the sale of any Bonds to be tendered or deemed tendered for purchase on the Conversion Date (the "Placement Agent"). At least 25 days prior to the Conversion Date, the Placement Agent shall determine a Preliminary Fixed Rate which, in the sole judgment of the Placement Agent based on market conditions prevailing on the date such rate is determined, is the minimum fixed annual rate of interest necessary to enable the Placement Agent to arrange for the sale of all of the Bonds in the secondary market at a price equal to the principal amount thereof if the Bonds were tendered for purchase on the Conversion Date. The Placement Agent shall promptly notify the Trustee and the Borrower of the Preliminary Fixed Rate.

         (b) As soon after determination of the Preliminary Fixed Rate as practicable (but in no event more than three Business Days thereafter) a notice shall be mailed by the Trustee to each registered owner stating, among other things, (i) the Preliminary Fixed Rate, (ii) that depending on market conditions, the Fixed Rate may be higher but in no event shall be lower than the Preliminary Fixed Rate, (iii) the Conversion Date, (iv) that after the tenth day preceding the Conversion Date, the owner shall not be entitled to tender this Bond for purchase as described below under "Optional Tender During Variable Rate Period," (v) if applicable, that payment of this Bond will not be supported by a

Credit Facility after the Conversion Date and (vi) that this Bond shall be deemed tendered for purchase on the Conversion Date.

         (c) Upon the Conversion Date stated in such notice, the Fixed Rate to be borne by the Bonds from the Conversion Date until the maturity or prior redemption of the Bonds shall be determined as follows:

                  (A) if any of the Bonds have been tendered or deemed tendered for purchase (the "Tendered Bonds"), then:

                           (i) if the Placement Agent shall have arranged for the sale of any or all of the Tendered Bonds at a price equal to the principal amount thereof, the Fixed Rate shall be equal to the interest rate at which all such Bonds were sold by the Placement Agent, provided that all such Bonds shall be sold at a rate greater than or equal to the Preliminary Fixed Rate; and

                           (ii) if the Placement Agent shall have arranged for the sale of none of the Tendered Bonds, the Fixed Rate shall be equal to the Preliminary Fixed Rate; or

                  (B) if all owners of the outstanding Bonds elect to retain such Bonds, the Fixed Rate shall be equal to the Preliminary Fixed Rate.

         (d) If, for any reason, the Fixed Rate is held to be invalid or unenforceable by a court of competent jurisdiction, the Fixed Rate will be 8% per annum. Notwithstanding anything to the contrary contained herein or in the Indenture, the Fixed Rate shall in no event be a rate of interest in excess of the maximum rate permitted by law.

         (e) The Fixed Rate shall be computed on the basis of a 360-day year of twelve (12) equal months of 30 days each and shall be payable on each Interest Payment Date after the Conversion Date until the principal of, and premium, if any, and interest on the Bonds shall have been paid in full.

         INTEREST RATE DETERMINATION BINDING. The determination of the interest rate on the Bonds in accordance with the terms of the Indenture shall be conclusive and binding upon the Registered Owners, the Issuer, the Borrower, the Trustee, the Remarketing Agent, the Placement Agent, the Tender Agent and the Credit Facility Issuer.

                         REDEMPTION OR PURCHASE OF BONDS

         OPTIONAL REDEMPTION.

         (a) While the Bonds bear interest at the Variable Rate, the Bonds shall be subject to redemption at the option of the Issuer, upon the written direction of the Borrower, with the consent of the Bank (so long as the original Credit Facility supports the Bonds) in whole on any Business Day and in part on any Interest Payment Date which is at least two (2) Business Days prior to the expiration of the than current Credit Facility, at a redemption price equal to 100% of the principal amount thereof plus accrued interest to the redemption date.

         (b) While the Bonds bear interest at the Fixed Rate, the Bonds shall be subject to redemption, at the option and upon the written direction of the Issuer, after receipt of written direction of the Borrower, in whole or in part, on any Interest Payment Date occurring on or after the dates specified below at the redemption prices (with a premium expressed as a percentage of the principal amount thereof to be redeemed) specified below plus accrued interest to the redemption date.

                  Commencement of
                 Redemption Period                        Redemption Price
                 -----------------                        ----------------
         Four years from the Conversion Date     103%, declining by 1/2% on each
                                                 succeeding anniversary of the
                                                 first day of the redemption
                                                 period until reaching 100% and
                                                 thereafter at 100%

         (c) The Bonds shall be subject to redemption at the option of the Issuer, upon the written direction of the Borrower, at any time in whole or in part at a redemption price equal to 100% of the principal amount thereof plus accrued interest to the redemption date in the event of damage, destruction or condemnation of the Project, all as more fully described in SECTION 701(b) of the Indenture.

         EXTRAORDINARY MANDATORY REDEMPTION.

         (a) The Bonds shall be subject to mandatory redemption in whole on any date at a redemption price equal to 100% of the principal amount thereof plus accrued interest to the redemption date within 180 days after receipt by the Trustee of written notice of a Determination of Taxability (as defined in the Loan Agreement).

         (b) During the Variable Rate Period, the Bonds shall be subject to mandatory redemption in whole on the Interest Payment Date occurring closest to but not less than 15 days prior to the date of expiration of the then current Credit Facility unless an Alternate Credit Facility has been provided in accordance with the Indenture, at a redemption price or purchase price equal to 100% of the principal amount thereof plus accrued interest to the redemption date.

         (c) The Bonds are subject to mandatory redemption in whole or in part with funds transferred to the Bond Fund (as defined in the Indenture) from the Project Fund (as defined in the Indenture) pursuant to Section 4.4 of the Loan Agreement at a redemption price equal to 100% of the principal amount thereof, without premium, plus accrued interest thereon to the redemption date. In the event the amount transferred from the Project fund is less than $100,000 or a lesser amount which would result in any Registered Owner holding Bonds in denominations other than authorized denominations, the Trustee may, at the request of the Borrower, hold such amounts in the Bond Fund and apply it to the next succeeding payment of principal or interest due on the Bonds, so long as such payment of principal or interest would not result in less than 95% of the net proceeds of the Bonds being used for the acquisition, construction, reconstruction or improvement of land or property of a character subject to the allowance for depreciation under the Code (as defined in the Indenture).

         NOTICE OF REDEMPTION AND SELECTION OF BONDS. Any notice of redemption, identifying the Bonds or portions thereof to be redeemed, shall be given by the Trustee not more than 60 days and not less than 30 days prior to the redemption date, by mailing a copy of the redemption notice by first class mail to the registered owner of each Bond to be redeemed in whole or in part at the address shown on the Bond Register maintained by the Trustee, as Bond Registrar. Notice of optional redemption may be conditioned upon the deposit of moneys with the Trustee before the date fixed for redemption and such notice shall be of no effect unless such moneys are so deposited. All Bonds so called for redemption, including Bonds purchased by the Borrower as provided in the Indenture but not yet surrendered for payment of the purchase price, will cease to bear interest on the specified redemption date provided funds for their redemption price and any accrued interest payable on the specified redemption date are on deposit at the principal place of payment at that time. If less than all the Bonds are to be redeemed, the particular Bonds to be called for redemption shall be selected in the following order of priority: first, Bonds pledged to the Credit Facility Issuer, second Bonds owned by the Borrower, and third, Bonds selected by lot as further provided in the Indenture.

         MANDATORY PURCHASE UPON CONVERSION TO FIXED RATE. The Bonds shall be subject to mandatory purchase in whole on the Conversion Date at a purchase price equal to 100% of the principal amount thereof plus accrued interest, if any, to the date of purchase.

         THE OWNER OF THIS BOND, BY ACCEPTANCE HEREOF, AGREES TO THE MANDATORY PURCHASE OF THIS BOND AS PROVIDED IN THE INDENTURE, AND AGREES THAT THIS BOND SHALL BE PURCHASED ON THE DATE SPECIFIED UPON DEPOSIT WITH THE TRUSTEE OF AN AMOUNT SUFFICIENT TO PAY THE PURCHASE PRICE HEREOF. THE OWNER OF THIS BOND ALSO UNDERSTANDS AND AGREES THAT IN THE EVENT THE OWNER FAILS TO DELIVER THIS BOND, PROPERLY ENDORSED FOR TRANSFER, TO THE TRUSTEE ON THE DATE SPECIFIED, INTEREST SHALL CEASE TO ACCRUE HEREON AND THE OWNER HEREOF SHALL THEREAFTER BE ENTITLED ONLY TO PAYMENT OF THE PURCHASE PRICE AND NOT TO THE BENEFITS OF THE INDENTURE.

         PURCHASE IN LIEU OF REDEMPTION OR ACCELERATION. Upon a Determination of Taxability, failure of the Borrower to timely provide an Alternate Credit Facility, or acceleration of the Bonds, for reasons described in the Indenture, requiring a draw on the Credit Facility and causing the Bonds to be subject to mandatory redemption or to be paid, the Bank shall have the option to purchase such Bonds in lieu of such redemption or payment, at a purchase price equal to 100% of the principal amount of the Bonds plus accrued interest and premium, if any, to the purchase date. Such purchase shall occur on the date otherwise scheduled or required for such redemption or payment under the Indenture.

         OPTIONAL TENDER DURING VARIABLE RATE PERIOD. While the Bonds bear interest at a Variable Rate, any Bond or portion thereof in an authorized denomination shall be purchased on the demand of the registered owner (a "Registered Owner" or "Owner") thereof on any Business Day at a purchase price equal to 100% of the principal amount thereof, plus accrued interest, if any, to the date of purchase upon delivery to the Tender Agent of an Optional Tender Notice in the form attached hereto as Exhibit A (the "Optional Tender Notice") specifying the date on which such Bond shall be purchased, which date shall be a Business Day not prior to the seventh day after the date of delivery of the Optional Tender Notice nor after the tenth day preceding the Conversion Date. Unless the Bonds are held pursuant to a book-entry system as described below, to receive payment of the purchase price, the owner will be required to deliver such Bond to the Tender Agent, accompanied by an executed form of assignment and any other instruments of transfer satisfactory to the Tender Agent, not less than five days prior to the purchase date specified in such notice as provided in the Indenture. No purchase of Bonds at the option of the Owner thereof or on the Conversion Date shall be deemed to be a payment or redemption of the Bonds or any portion thereof. Notwithstanding the foregoing, no Owner shall have a right to tender its Bond(s) for purchase as described in this paragraph following acceleration of the payment of the Bonds pursuant to the terms of the Indenture. THE OWNER OF THIS BOND, BY ACCEPTANCE HEREOF, AGREES THAT DELIVERY OF THE WRITTEN NOTICE DESCRIBED IN THIS PARAGRAPH BY THE OWNER CONSTITUTES AN IRREVOCABLE OFFER TO SELL THIS BOND ON THE DATE SPECIFIED, AND THAT THIS BOND SHALL BE PURCHASED ON SUCH DATE UPON DEPOSIT WITH THE TENDER AGENT OF AN AMOUNT SUFFICIENT TO PAY THE PURCHASE PRICE HEREOF. THE OWNER OF THIS BOND UNDERSTANDS AND AGREES THAT IN THE EVENT THE OWNER FAILS TO DELIVER THIS BOND, PROPERLY ENDORSED FOR TRANSFER, TO THE TENDER AGENT ON THE DATE SPECIFIED IN THE NOTICE, THIS BOND SHALL BE HELD BY THE OWNER AS AGENT FOR THE BORROWER, INTEREST SHALL CEASE TO ACCRUE HEREON AND THE OWNER HEREOF SHALL THEREAFTER BE ENTITLED ONLY TO PAYMENT OF THE PURCHASE PRICE AND NOT TO THE BENEFIT OF THE INDENTURE AND THE ISSUER SHALL, TO THE EXTENT PERMITTED BY LAW, EXECUTE AND THE TRUSTEE SHALL AUTHENTICATE AND DELIVER A SUBSTITUTE BOND IN LIEU OF THE UNDELIVERED BOND.

         TENDER AGENT. The Issuer has appointed First Union National Bank as Tender Agent. The Tender Agent may be changed at any time by the Borrower with the consent of the Issuer, the Credit Facility Issuer and the Trustee.

         AUTHORIZED DENOMINATIONS. Subject to the provisions of the Indenture, the Bonds are issuable as registered Bonds in the denomination of $100,000 or any integral multiple of $5,000 in excess thereof; provided that if less than $100,000 principal amount of Bonds is outstanding, one Bond shall be issued in such smaller denomination. Subject to the limitations provided in the Indenture and upon payment of any tax or governmental charge, if any, Bonds may be exchanged for a like aggregate principal amount of Bonds of other authorized denominations. Except as provided in this paragraph, in no event shall Bonds be redeemed or selected for redemption if such redemption will result in any Registered Owner owning Bonds in principal amounts other than authorized denominations.

         TRANSFER. This Bond is transferable by the Registered Owner hereof or his duly authorized attorney at the principal corporate trust office of First Union National Bank as Bond Registrar, in Nashville, Tennessee, in compliance with the terms and conditions set forth in the Indenture and upon surrender of this Bond, accompanied by a duly executed instrument of transfer in form satisfactory to the Bond Registrar, subject to such reasonable regulations as the Issuer, the Bond Registrar or the Trustee may prescribe, and upon payment of any tax or other governmental charge incident to such transfer, PROVIDED, THAT IF MONEYS FOR THE PURCHASE OF THIS BOND HAVE BEEN PROVIDED PURSUANT TO A DRAW UNDER THE CREDIT FACILITY, THIS BOND IS NOT TRANSFERABLE TO ANYONE OTHER THAN THE BORROWER OR ITS ASSIGNEE OR PLEDGEE. Upon any such transfer, a new Bond or Bonds registered in the name of the transferee or transferees in denominations authorized by the Indenture and in the same aggregate principal amount as the principal amount of this Bond will be issued to the transferee. Except as set forth in this Bond and as otherwise provided in the Indenture, the person in whose name this Bond is registered shall be deemed the owner hereof for all purposes, and neither the Issuer, the Bond Registrar nor the Trustee shall be affected by any notice to the contrary.

         The Trustee may make appropriate arrangements for the Bonds (or any portion thereof) to be issued or held by means of a book-entry system administered by The Depository Trust Company ("DTC") with no physical distribution of Bonds made to the public (other than those Bonds, if any, not held under such book-entry system). References in the remainder of this paragraph and in the next five succeeding paragraphs to a Bond or the Bonds shall be construed to mean the Bond or Bonds held under the book-entry system. In such event, one Bond for each maturity shall be issued to DTC, and immobilized in its custody. A book-entry system shall be employed, evidencing ownership of the Bonds in Authorized Denominations, with transfers of beneficial ownership effected on the records of DTC and the DTC Participants pursuant to rules and procedures established by DTC.

         Each DTC Participant shall be credited in the records of DTC with the amount of such DTC Participant's interest in the Bonds. Beneficial ownership interests in the Bonds may be purchased by or through DTC Participants. The holders of these beneficial ownership interests are hereinafter referred to as the "Beneficial Owners." The Beneficial Owners shall not receive Bonds representing their beneficial ownership interests. The ownership interests of each Beneficial Owner shall be recorded through the records of the DTC Participant from which such Beneficial Owner purchased its Bonds. Transfers of ownership interests in the Bonds shall be accomplished by book entries made by DTC and, in turn, by DTC Participants acting on behalf of Beneficial Owners. SO LONG AS CEDE & CO., AS NOMINEE FOR DTC, IS THE REGISTERED OWNER OF THE BONDS, THE TRUSTEE SHALL TREAT CEDE & CO. AS THE ONLY HOLDER OF THE BONDS FOR ALL PURPOSES UNDER THE INDENTURE, INCLUDING RECEIPT OF ALL PRINCIPAL OF, PREMIUM, IF ANY, AND INTEREST ON THE BONDS, RECEIPT OF NOTICES, VOTING AND REQUESTING OR DIRECTING THE TRUSTEE TO TAKE OR NOT TO TAKE, OR CONSENTING TO, CERTAIN ACTIONS UNDER THE INDENTURE.

         Payments of principal, premium, interest and purchase price with respect to the Bonds, so long as DTC is the only owner of the Bonds, shall be paid by the Trustee directly to DTC or its nominee, Cede & Co. as provided in the Letter of Representations dated May 10, 2000, from the Issuer, the Remarketing Agent and the Trustee (in its capacities as such and as Tender Agent and paying agent) to DTC. DTC shall remit such payments to DTC Participants, and such payments thereafter shall be paid by DTC Participants to the Beneficial Owners. The Issuer, the Borrower and the Trustee shall not be responsible or liable for payment by DTC or DTC Participants, for sending transaction statements or for maintaining, supervising or reviewing records maintained by DTC or DTC Participants.

         In the event that (a) DTC determines not to continue to act as securities depository for the Bonds or (b) the Issuer or the Borrower determines that the continuation of the book-entry system of evidence and transfer of ownership of the Bonds would adversely affect their interests or the interests of the Beneficial Owners of the Bonds, the Issuer shall discontinue the book-entry system with DTC. If the Borrower fails to identify another qualified securities depository to replace DTC, the Trustee shall authenticate and deliver replacement Bonds pursuant to the written instructions of DTC.

         THE ISSUER, THE REMARKETING AGENT, THE TENDER AGENT, THE BORROWER AND THE TRUSTEE SHALL NOT HAVE ANY RESPONSIBILITY OR OBLIGATIONS TO ANY DTC PARTICIPANT OR ANY BENEFICIAL OWNER WITH RESPECT TO (a) THE BONDS; (b) THE ACCURACY OF ANY RECORDS MAINTAINED BY DTC OR ANY DTC PARTICIPANT; (c) THE PAYMENT BY DTC OR ANY DTC PARTICIPANT OF ANY AMOUNT DUE TO ANY BENEFICIAL OWNER IN RESPECT OF THE PRINCIPAL OF AND INTEREST ON THE BONDS; (d) THE DELIVERY OR TIMELINESS OF DELIVERY BY DTC OR ANY DTC PARTICIPANT OF ANY NOTICE DUE TO ANY BENEFICIAL OWNER THAT IS REQUIRED OR PERMITTED UNDER THE TERMS OF THE INDENTURE TO BE GIVEN TO BENEFICIAL OWNERS; (e) THE SELECTION OF BENEFICIAL OWNERS TO RECEIVE PAYMENTS IN THE EVENT OF ANY PARTIAL REDEMPTION OF THE BONDS; OR (f) ANY CONSENT GIVEN OR OTHER ACTION TAKEN BY DTC, OR ITS NOMINEE, CEDE & CO., AS REGISTERED OWNER.

         In the event that a book-entry system of evidence and transfer of ownership of the Bonds is discontinued pursuant to the provisions of the indenture, the Bonds shall be delivered solely as fully registered Bonds without coupons in the Authorized Denominations, shall be lettered "R" and numbered separately from 1 upward, and shall be payable, executed, authenticated, registered, exchanged and canceled pursuant to the provisions hereof and of the Indenture.

         The Registered Owner of this Bond shall have no right to enforce the provisions of the Indenture or to institute action to enforce the covenants therein, or to take any action with respect to any Event of Default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture.

         In certain events, on the conditions, in the manner and with the effect set forth in the Indenture, the principal of this Bond may become or may be declared due and payable before the stated maturity hereof, together with the interest accrued hereon.

         Modifications or alterations of the Loan Agreement and the Indenture and any supplement or amendment thereto may be made only to the extent and in the circumstances permitted by the Indenture and may be made in certain cases without the consent of the owners of the Bonds.

         Anything herein or in the Indenture to the contrary notwithstanding, the obligations of the Issuer hereunder shall be subject to the limitation that payment of interest to the Registered Owner of this Bond shall not be required to the extent that receipt of any such payment by the owner of this Bond would be contrary to the provisions of law applicable to such Bond which limits the maximum rate of interest which may be charged or collected by such Registered Owner.

         This Bond shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

         All acts, conditions and things required to happen, exist and be performed precedent to and in the issuance of this Bond and the execution of the Indenture have happened, exist and have been performed as so required.

         IN WITNESS THEREOF, Adams County Industrial Development Authority has caused this Bond to be executed with the manual or facsimile signature of the Chairman of the Adams County Industrial Development Authority, its official seal to be impressed or imprinted hereon and attested by the manual or facsimile signature of the President of the Adams County Industrial Development Authority all as of the Original Issue Date set forth above.


                                       ADAMS COUNTY INDUSTRIAL
                                       DEVELOPMENT AUTHORITY


                                       By: /s/
                                           -------------------------------------
                                                        Chairman
[SEAL]

ATTEST:

/s/
-----------------------------------
            President

                          CERTIFICATE OF AUTHENTICATION

         This Bond is one of the Bonds of the series designated therein and issued under the provisions of the within-mentioned Indenture.


                                        FIRST UNION NATIONAL BANK, as Trustee


                                        By: /s/
                                            ------------------------------------
                                        Title:
                                              ----------------------------------


                                        Date of Authentication:
                                                                ----------------

                             (Form of Abbreviations)

         The following abbreviations, when used in the description on the face of the within Bond, shall be construed as though they were written out in full according to applicable laws or regulations.

          TEN COM - as tenants in common
          TEN ENT - as tenants by the entireties
          JT TEN  - as joint tenants with the right of survivorship and not as tenants in common
          UTMA    - Uniform Transfers to Minors Act

         ___________________________ Custodian for _____________________________
                   (Cust)                                    (Minor)

under Uniform Transfers to Minors Act of ______________________
                                                (State)


     Additional abbreviations may also be used though not in the above list.

                              [Form of Assignment]

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto the within Bond and all rights thereunder, and hereby irrevocably constitutes and appoints ______________________, attorney to transfer the said Bond on the bond register, with full power of substitution in the premises.


Dated:                                __________________________________________
                                      Signature of Assignor


Social Security Number or
Tax Identification
Number of Transferee:                 __________________________________________


Signature Guaranteed:                 __________________________________________
NOTICE: Signature must be
guaranteed by an institution
which is a participant in the
Securities Transfer Agent
Medallion Stamp Program
("STAMP") or similar program.



                                      NOTICE:  The assignor's signature to this
                                               Assignment must correspond with
                                               the name as it appears on the
                                               face of the within Bond in every
                                               particular without alteration or
                                               any change whatever.

                FORM OF REGISTERED OWNER'S OPTIONAL TENDER NOTICE

                                                             Date ______________

First Union National Bank,
as Tender Agent for the Bonds issued
under the Trust Indenture dated as of
May 1, 2000 (the "Indenture") among
First Union National Bank as Trustee,
and

-------------------------

Attention:  Corporate Trust Department

         Re: Adams County Industrial Development Authority Variable Rate Demand/Fixed Rate Revenue Bonds (Genlyte Thomas Group, LLC Project), Series of 2000 numbered ____________, CUSIP in the principal amount of $7,600,000 (the "Bonds").

         (1) The undersigned hereby certifies that it is the lawful registered owner of the Bonds described above on the date hereof and that such Bonds are free and clear of any liens or encumbrances.

         (2) Pursuant to the provisions of the Indenture, the undersigned hereby irrevocably request(s) the purchase of the Bonds described above.

         (3) The date on which the Bonds shall be purchased shall be _________________ ___. [Note: This date must be a Business Day (as defined in the Indenture) at least seven (7) days after receipt of this notice by the Tender Agent and at least ten (10) days prior to the Conversion Date (as such terms are defined in the Indenture)].

         (4) The person or persons to whom or to whose order the proceeds of the purchase of the Bonds are to be paid is and the address or addresses of such payee or payees is _______________________, and the address or addresses of such payee or payees is _______________________________________________________.

         (5) The undersigned hereby irrevocably authorizes and instructs the Trustee or the Bond Registrar (as defined in the Bonds) to effect the transfer of such Bonds (or any Bond(s) exchanged therefor), upon payment of the purchase price therefor, to the purchaser(s) thereof, whether or not it delivers such Bonds as agreed pursuant to paragraph (7) hereof.

         (6) The undersigned hereby acknowledges that, even if it fails to deliver such Bonds, the Bonds shall nevertheless be purchased pursuant to the Indenture, and that, in any event, on and after the proposed purchase date set forth in paragraph 3 hereof, the Bonds will cease to be outstanding for all purposes under the Indenture, to evidence the indebtedness of the Issuer with respect thereto and to bear interest.

         (7) The undersigned hereby undertakes to deliver the Bonds to First Union National Bank, as Tender Agent, at Corporate Trust Department, First Union Customer Information Center, 1525 West W.T. Harris Boulevard 3C3, Charlotte, North Carolina 28288-1153 at least five days prior to the proposed purchase date set forth in paragraph 3 above duly endorsed in blank for transfer.

                   Name of Registered Owner: ___________________________________
                                             (Type or Print)

                                  Signature: ___________________________________

                                       Date: ___________________________________

Signature Guaranteed:


  ----------------------------------------------------
  NOTICE: Signature must be guaranteed by an institution which is a participant in the Securities Transfer Agent Medallion Stamp Program
  ("STAMP") or similar program.